PACIFIC SELECT FUND
                                             PROSPECTUS MAY 1, 2004

This prospectus tells you about the Pacific Select Fund’s 31 portfolios. It’s designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies.

You’ll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS
(listed alphabetically by portfolio manager)

You should be aware that the Securities and Exchange Commission has not reviewed any of these portfolios for their investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.	Blue Chip Portfolio
Aggressive Growth Portfolio
Diversified Research Portfolio
Short Duration Bond Portfolio
I-Net Tollkeeper PortfolioSM
Financial Services Portfolio
Health Sciences Portfolio
Technology Portfolio
Focused 30 Portfolio
Growth LT Portfolio
Mid-Cap Value Portfolio
International Value Portfolio
Capital Opportunities Portfolio
International Large-Cap Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
Multi-Strategy Portfolio
Main Street® Core Portfolio
Emerging Markets Portfolio
Inflation Managed Portfolio
Managed Bond Portfolio
Small-Cap Value Portfolio
Money Market Portfolio
High Yield Bond Portfolio
Equity Income Portfolio
Equity Portfolio
Aggressive Equity Portfolio
Large-Cap Value Portfolio
Comstock Portfolio
Real Estate Portfolio
Mid-Cap Growth Portfolio	AIM
AIM
Capital Guardian
Goldman Sachs
Goldman Sachs
INVESCO
INVESCO
INVESCO
Janus
Janus
Lazard
Lazard
MFS
MFS
Mercury Advisors
Mercury Advisors
Oppenheimer
Oppenheimer
Oppenheimer
PIMCO
PIMCO
PIMCO Advisors–NFJ
Pacific Life
Pacific Life
Putnam
Putnam
Putnam
Salomon Brothers
Van Kampen
Van Kampen
Van Kampen

YOUR GUIDE TO THIS PROSPECTUS

This prospectus is designed to help you make informed decisions about the investments available under your variable annuity contract or variable life insurance policy.

We’ve divided the prospectus into six sections to make it easy for you to find what you’re looking for.

Please contact Pacific Life, the fund’s adviser, if you have any questions about any of the Pacific Select Fund portfolios. See back cover for telephone numbers.	The first section, An overview of Pacific Select Fund, contains a summary of the objectives, holdings and risks of each of the Pacific Select Fund’s 31 portfolios. It will help you understand the differences between the portfolios, the risks associated with each, and how risk and investment objectives relate.

About the portfolios tells you the following important things about each portfolio:

• The investment goal – what the portfolio is trying to achieve.

• What the portfolio invests in – how the portfolio tries to meet its investment goal under normal circumstances. It tells you the portfolio’s principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors. Some portfolios have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

• Risks you should be aware of – the principal risks associated with each portfolio. Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you’ll need to make is how much risk you’re willing to accept in exchange for potential return on an investment.

• How the portfolio performed – lets you compare portfolio performance. The bar chart and performance table show the portfolio’s annual returns and year to year performance. Performance tables include a relevant index to allow you to measure the portfolio’s performance against a benchmark. Unlike the portfolios, the indexes are unmanaged and do not incur any transaction costs. Unless otherwise noted, since inception performance means performance starting on the first business day of the relevant year.

• Who manages the portfolio – tells you about the people and firms that manage each portfolio. Pacific Life is the adviser to the Pacific Select Fund and manages two of the portfolios directly. To manage the other portfolios, Pacific Life and the fund have retained other portfolio managers. Some of the portfolios are managed by a team of managers whose members could change from time to time. You’ll find information about Pacific Life and the other managers starting on page 74.

Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage the portfolios have performed in the past. It does not show you how the fund’s portfolios have performed or will perform. This information may be found following Managing Pacific Select Fund. See About the composites for information relating to all composites.

Turn to the other three sections of the prospectus – Managing Pacific Select Fund, Information for investors and Financial highlights – for information about the portfolio management firms, fees and expenses the fund pays, how shares are priced, and fund performance and financial information.

2

An overview of Pacific Select Fund	4

About the portfolios
Blue Chip Portfolio	10
Aggressive Growth Portfolio	12
Diversified Research Portfolio	14
Short Duration Bond Portfolio	16
I-Net Tollkeeper PortfolioSM	18
Financial Services Portfolio	20
Health Sciences Portfolio	22
Technology Portfolio	24
Focused 30 Portfolio	26
Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (PL&A). Pacific Life Insurance Company is licensed to solicit life insurance and annuity products in all states except New York. Product availability and features may vary by state. Neither company is responsible for the insurance or annuity obligations of the other.	Growth LT Portfolio
  Mid-Cap Value Portfolio
  International Value Portfolio
  Capital Opportunities Portfolio
  International Large-Cap Portfolio
  Equity Index Portfolio
  Small-Cap Index Portfolio
  Multi-Strategy Portfolio
  Main Street® Core Portfolio
  Emerging Markets Portfolio
  Inflation Managed Portfolio
  Managed Bond Portfolio
  Small-Cap Value Portfolio
  Money Market Portfolio
28 30 32 34 36 38 40 42 44 46 48 50 52 54

High Yield Bond Portfolio	56
Equity Income Portfolio	58
Equity Portfolio	60
Aggressive Equity Portfolio	62
Large-Cap Value Portfolio	64
Comstock Portfolio	66
Real Estate Portfolio	68
Mid-Cap Growth Portfolio	70

Managing Pacific Select Fund	72
Fees and expenses paid by the fund	72
About the portfolio managers	74
How the fund is organized	78

Performance of comparable accounts	78
About the composites	78

Information for investors	83
Fund availability	83
How share prices are calculated	83
Distribution arrangements	84
Brokerage enhancement plan	84
Dividends and distributions	84

Financial highlights	85

Where to go for more information	back cover

3

AN OVERVIEW OF PACIFIC SELECT FUND

This table is a summary of the goals, main investments and risks of each of the 31 portfolios. You should read the complete description of the portfolios in this prospectus. Any time you invest, there is a risk of loss of money. The table is designed to help you understand the differences between the portfolios, their risks, and how risks and investment goals relate.

The value of the portfolio changes as the price of the investments it holds go up or down. Changes in the economy and financial markets affect the performance of each of the Pacific Select Fund portfolios. The portfolios are also affected by other kinds of risks, depending on the types of securities they invest in.

Equity securities historically have offered the potential for greater long-term growth than most fixed income securities, but they also tend to have larger and more frequent changes in price, which means there’s a greater risk you could lose money over the short term. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates. Not all U.S. government securities are backed or guaranteed by the U.S. Some are supported only by the credit of the issuing agency, which depend entirely on their own resources to repay their debt, and are subject to the risk of default.

Foreign equity and fixed income securities may be affected by exchange rate changes, political and economic circumstances throughout the world, and relatively lower liquidity compared to U.S. securities.	PORTFOLIO AND MANAGER

Blue Chip Portfolio
AIM

Aggressive Growth Portfolio
AIM

Diversified Research Portfolio
Capital Guardian

Short Duration Bond Portfolio
Goldman Sachs

I-Net Tollkeeper PortfolioSM
Goldman Sachs

Financial Services Portfolio
INVESCO

Health Sciences Portfolio
INVESCO

Technology Portfolio
INVESCO

Focused 30 Portfolio
Janus

Growth LT Portfolio
Janus

Mid-Cap Value Portfolio
Lazard	INVESTMENT GOAL

Long-term growth of capital.
(Current income is of secondary importance.)

Long-term growth of capital.

Long-term growth of capital.

Current income.
(Capital appreciation is of secondary importance.)

Long-term growth of capital.

Long-term growth of capital.

Long-term growth of capital.

Long-term growth of capital.

Long-term growth of capital.

Long-term growth of capital in a manner consistent with the
preservation of capital.

Capital appreciation.

4

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS

Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	Price volatility, foreign investments, real estate investment trusts and derivatives and synthetics.

Equity securities of small- and medium-sized growth companies.	Price volatility (particularly sensitive to price swings during periods of economic uncertainty), liquidity, foreign investments and real estate investment trusts.

Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Price volatility and foreign investments.

High quality fixed income securities with an average portfolio duration not to exceed 3 years.	Changes in interest rates, mortgage-related securities and derivatives, forward commitments and repurchase agreements.

Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector and significant participation in the initial public offering market), Internet, price volatility, IPO, foreign investments and emerging countries.

Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, changes in interest rates, foreign investments and derivatives.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.	Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, foreign investments and derivatives.

Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.	Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments and derivatives.

U.S. and foreign equity securities selected for their growth potential.	Non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, credit, changes in interest rates, liquidity and derivatives and forward contracts.

Equity securities of companies of any size.	Price volatility, foreign investments, derivatives and forward contracts, credit and liquidity.

Equity securities of medium-sized U.S. companies believed to be undervalued.	Price volatility, foreign investments, and derivatives, forward contracts and currency transactions.

5

AN OVERVIEW OF PACIFIC SELECT FUND

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

The following portfolios engage in active and frequent trading which could result in higher trading costs and reduce performance: Short Duration Bond, Health Sciences, Technology, International Large-Cap, Multi-Strategy, Inflation Managed, Managed Bond, Aggressive Equity and Mid-Cap Growth Portfolios. Many of the portfolios are used in connection with asset allocation services, such as Portfolio Optimization. Changes to the allocation models may result in the transfer of assets from one portfolio to another, which may increase trading costs for the affected portfolios.

Unless otherwise noted, each portfolio that invests principally in equity securities may temporarily change its investment strategies if the manager believes economic conditions make it necessary to try to protect the portfolio from potential loss. In that case, or if the manager is temporarily unable to find the investments it seeks, the portfolios (including portfolios with international holdings) may invest in U.S. government securities, higher-quality corporate fixed income securities, mortgage-related and asset-backed securities, or money market instruments, which may cause a portfolio to miss investment opportunities and prevent it from achieving its investment goal. In addition, portfolios that invest principally in securities of small to medium-sized companies may invest in preferred stocks and larger-capitalization stocks under these circumstances. In order to meet redemption requests, a	PORTFOLIO AND MANAGER

International Value Portfolio
Lazard

Capital Opportunities Portfolio
MFS

International Large-Cap Portfolio
MFS

Equity Index Portfolio
Mercury Advisors

Small-Cap Index Portfolio
Mercury Advisors

Multi-Strategy Portfolio
Oppenheimer

Main Street® Core Portfolio
Oppenheimer

Emerging Markets Portfolio
Oppenheimer

Inflation Managed Portfolio
PIMCO

Managed Bond Portfolio
PIMCO	INVESTMENT GOAL

Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.

Long-term growth of capital.

Long-term growth of capital.

Investment results that correspond to the total return of common stocks publicly traded in the U.S.

Investment results that correspond to the total return of an index of small capitalization companies.

High total return.

Long-term growth of capital and income.

Long-term growth of capital.

Maximize total return consistent with prudent investment management.

Maximize total return consistent with prudent investment management.

6

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS

Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Price volatility, foreign investments and derivatives, forward contracts and currency transactions.

Equity securities with the potential for long-term growth of capital.	Price volatility, foreign investments and emerging countries.

Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, emerging countries, geographic concentration and derivatives, forward contracts and currency transactions.

Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), stock market and derivatives.

Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), stock market and derivatives.

A mix of equity and fixed income securities.	Price volatility, changes in interest rates, credit, mortgage-related securities, foreign investments and emerging countries.

Equity securities of large U.S. companies.	Price volatility, changes in interest rates, credit, derivatives and foreign investments.

Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	Price volatility, foreign investments and emerging countries.

Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Changes in interest and inflation rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.

Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Changes in interest rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.

7

AN OVERVIEW OF PACIFIC SELECT FUND

manager may determine to hold a significant portion of a portfolio’s assets in cash or such securities as described above for temporary strategy changes.

Many of the investment techniques and strategies discussed in the prospectus, and in the statement of additional information (SAI) are discretionary, which means that managers can decide if they want to use them or not. There’s the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that the portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio. Managers may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. A portfolio’s stated investment goal cannot be changed without the approval of shareholders. Non-fundamental investment policies may be changed from time to time by the fund’s board of trustees without shareholder approval.

Although some portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds.

Each portfolio is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC).

You’ll find a more detailed discussion of each portfolio’s investments, strategies and risks in the SAI. Please turn to the back cover of the prospectus for information about how to obtain a copy.	PORTFOLIO AND MANAGER

Small-Cap Value Portfolio
PIMCO Advisors-NFJ

Money Market Portfolio
Pacific Life

High Yield Bond Portfolio
Pacific Life

Equity Income Portfolio
Putnam

Equity Portfolio
Putnam

Aggressive Equity Portfolio
Putnam

Large-Cap Value Portfolio
Salomon Brothers

Comstock Portfolio
Van Kampen

Real Estate Portfolio
Van Kampen

Mid-Cap Growth Portfolio
Van Kampen	INVESTMENT GOAL

Long-term growth of capital.

Current income consistent with preservation of capital.

High level of current income.

Current income.
(Capital growth is of secondary importance.)

Capital appreciation.
(Current income is of secondary importance.)

Capital appreciation.

Long-term growth of capital.
(Current income is of secondary importance.)

Long-term growth of capital.

Current income and long-term capital appreciation.

Long-term growth of capital.

8

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS

Equity securities of small companies.	Price volatility and foreign investments.

Highest quality money market instruments believed to have limited credit risk.	Changes in interest rates and credit. Intended to have the least investment risk of all of the portfolios.

Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Credit, changes in interest rates, liquidity and foreign investments.

Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Price volatility, foreign investments, emerging countries, derivatives and forward contracts, changes in interest rates and credit.

Equity securities of large U.S. growth-oriented companies.	Price volatility, foreign investments and derivatives and forward contracts.

Equity securities of small and medium-sized companies.	Price volatility, foreign investments, derivatives and forward contracts, changes in interest rates and credit.

Equity securities of large companies.	Price volatility, foreign investments and derivatives.

Equity securities with the potential for long-term growth of capital and income.	Price volatility, foreign investments, emerging countries, derivatives and non-diversified (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio and because of concentration of investments in a narrow industry sector), price volatility, REITs and REOCs, foreign investments and derivatives.

Equity securities of medium-sized companies believed to have above-average growth potential.	Price volatility, foreign investments, emerging countries, derivatives and non-diversified (particularly sensitive to price swings because the portfolio is classified as “non- diversified”— it may hold securities from a fewer number of issuers than a diversified portfolio).

9

ABOUT THE
PORTFOLIOS
                                       BLUE CHIP PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital. Current income is of secondary importance.

What the portfolio invests in

The manager looks at companies with market capitalizations, at time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments that have economic characteristics similar to the portfolio’s direct investments. Blue chip companies are large and mid-sized companies with market capitalizations in the range of the Russell 1000 Index that have leading market positions.

The portfolio managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The portfolio seeks to balance growth, value and quality when selecting stocks. Such companies generally have:

• superior growth prospects compared to other companies in the same industry
• proprietary technology which the managers believe have the potential to bring about major changes within an industry
• leading sales within an industry, or the potential to become a market leader.

The managers also look for companies that have:

• faster earnings growth than its competitors and the market in general
• higher profit margins relative to its competitors
• strong cash flow relative to its competitors
• a balance sheet with relatively low debt and a high return on equity relative to its competitors.

This portfolio may invest up to 25% of its assets in foreign securities. This portfolio may invest up to 15% of its assets in equity and/or debt real estate investment trusts.	Derivative or synthetic instruments may include warrants, futures, options, exchange- traded funds and American Depositary Receipts (ADRs).

The managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader and/or it no longer has the characteristics described above.

When the managers believe securities other than equity securities offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

Risks you should be aware of	The Blue Chip Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

10

BLUE CHIP PORTFOLIO

Risks you should be aware of (continued)	• real estate investment trusts (REITs) – REITs expose the portfolio to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

• derivatives and synthetics – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Synthetics replicate the economic characteristics of a direct investment. Use of derivatives and synthetics could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 12.69%; 3rd quarter 2001: (18.80)%

	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Blue Chip Portfolio	25.36%	(8.91)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(4.05)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Blue Chip Portfolio is managed by A I M Capital Management, Inc. (AIM). You’ll find more about AIM on page 74.	The portfolio is managed by AIM’s Large Cap Growth Team. Current members include:

Monika H. Degan, CFA, is an investment officer and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Ms. Degan has over 12 years of investment experience and a BA and an MBA from the University of Houston.

Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 7 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

11

ABOUT THE
PORTFOLIOS
                                       AGGRESSIVE GROWTH PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in This portfolio may invest up to 25% of its assets in foreign investments that are principally traded outside the U.S.	This portfolio’s principal investment strategy is to invest in common stocks of companies whose earnings the portfolio managers expect to grow at an above average rate (typically, more than 15% per year). The portfolio will invest in securities of small and medium-sized growth companies. The managers focus on companies they believe are likely to benefit from new and innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and those the managers believe have excellent prospects for future growth. The managers normally consider whether to sell a particular security when any of those factors materially changes. The portfolio may invest up to 25% of its assets in equity and/or debt real estate investment trusts, although the manager generally does not expect to invest more than 15% of its assets at the present time.

Risks you should be aware of	The Aggressive Growth Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.”

Small emerging growth companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• real estate investment trusts (REITs) – REITs expose the portfolio to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

12

	AGGRESSIVE GROWTH PORTFOLIO

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its current and prior benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 13.84%; 3rd quarter 2001: (24.33)%

	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Aggressive Growth Portfolio	26.66%	(7.59)%
	Russell Midcap Growth Index[1]	42.71%	(6.13)%
	Russell 2500 Growth Index[2]	46.31%	(2.56)%

[1] The Russell Midcap Growth Index, an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2] The Russell 2500 Growth Index, an index of companies that have higher price-to-book ratios and higher forecasted growth values than those companies in the Russell 2500 Value Index. Results include reinvested dividends.

Who manages the portfolio The Aggressive Growth Portfolio is managed by A I M Capital Management, Inc. (AIM). You’ll find more about AIM on page 74.	The portfolio is managed by AIM’s Aggressive Growth Team which is led by Jay K. Rushin. Current members include:

Jay K. Rushin, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. Mr. Rushin was associate equity analyst with Prudential Securities from 1996-1998 and has over 9 years of investment experience. Mr. Rushin has a BA from Florida State University.

Karl F. Farmer, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. Before joining AIM, he was a pension actuary with William M. Mercer, Inc. Mr. Farmer has over 6 years of investment experience, a BS from Texas A&M University and an MBA from the University of Pennsylvania.

13

ABOUT THE
PORTFOLIOS
                                       DIVERSIFIED RESEARCH PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.	This portfolio’s principal investment strategy is to invest in common stocks of U.S. companies and common stocks of foreign companies with significant markets in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion. Stocks of foreign companies with significant markets in the U.S. include American Depositary Receipts (ADRs) and foreign securities registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

This portfolio may invest up to 15% of its assets in securities of companies outside the U.S.	The portfolio is managed by a team of research analysts. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.

Although the research analysts do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

Risks you should be aware of	The Diversified Research Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

14

	DIVERSIFIED RESEARCH PORTFOLIO

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 16.54%; 3rd quarter 2002: (17.98)%

	Average annual total return as of December 31, 2003	1 year	4 years/ Since inception

	Diversified Research Portfolio	32.63%	1.89%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(5.34)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Diversified Research Portfolio is managed by Capital Guardian Trust Company (Capital Guardian). You’ll find more about Capital Guardian on page 74.	The portfolio is managed by a team of research analysts led by Andrew F. Barth.

Andrew F. Barth, is president of Capital Guardian and Capital International Research, Inc. He is also a director and global research director of Capital International Research, Inc., the research arm and a subsidiary of Capital Guardian. He is also a director of Capital Guardian and member of its executive committee and global institution group North American committee. As the research coordinator for the portfolio, Mr. Barth facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 25 research analysts. The research analysts have an average of 15 years investment experience and an average of 11 years with Capital Guardian or its affiliates.

15

ABOUT THE
PORTFOLIOS
                                       SHORT DURATION BOND PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks current income. Capital appreciation is of secondary importance.

What the portfolio invests in Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The manager uses duration management as a fundamental part of the management for this portfolio. Generally, the portfolio manager expects to track duration of the Merrill Lynch 1-3 year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.	The portfolio manager intends to invest principally in government securities, mortgage- related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. treasury securities and securities issued by U.S. government agencies or instrumentalities.

Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage- backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The portfolio may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio’s goals.

Risks you should be aware of	Since the Short Duration Bond Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this portfolio, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

16

SHORT DURATION BOND PORTFOLIO

Risks you should be aware of (continued)	• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

• derivatives, forward commitments and repurchase agreements – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the portfolio’s volatility. Derivatives, forward commitments and repurchase agreements are particularly sensitive to counterparty risk.

How the portfolio performed	Because the portfolio has been in operation for less than a full calendar year, its total return bar chart and performance table have not been included. For information on how Goldman Sachs has managed substantially similar accounts, see page 79.

Who manages the portfolio The Short Duration Bond Portfolio is managed by Goldman Sachs Asset Management, L.P. (Goldman Sachs). You’ll find more about Goldman Sachs on page 75.	The portfolio is managed by a team, currently led by:

Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.

James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.

Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001.

James McCarthy is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1995.

17

ABOUT THE
PORTFOLIOS
                                       I-NET TOLLKEEPER PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

The management team believes that one way to invest in the Internet is to invest in those businesses participating in the growth of the Internet that may have long-lasting strategic advantages including: dominant market share; strong brand names; recurring revenue streams; cost advantages; economies of scale; financial strength; technological advantages; and strong experienced management teams.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of “I-Net Tollkeeper” companies, which are media, telecommunications, technology and Internet companies that provide access, infrastructure, content and services to Internet companies and Internet users, and which have developed, or are seeking to develop, predictable, sustainable or recurring revenue streams by increasing “traffic,” or customers and sales, and raising “tolls,” or prices in connection with the growth of the Internet.

Examples of I-Net Tollkeeper companies may include:

• Access providers that enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network

• Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the Internet

• Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by Internet companies and/or from having new distribution channels

• Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries.	Normally, the portfolio invests at least 90% of its assets in equity securities, primarily in publicly-traded U.S. companies. The portfolio may invest up to 20% of its assets in non-I-Net Tollkeeper companies which may use the Internet to enhance their cost structure, revenue opportunities or competitive advantage. The portfolio may also invest in Internet-based companies (that are not I-Net Tollkeeper companies) that the managers believe exhibit a sustainable business model. The portfolio may participate significantly in the initial public offering (IPO) market.

Risks you should be aware of	The I-Net Tollkeeper Portfolio may be affected by the following risks, among others:

Because the portfolio concentrates its investments in I-Net Tollkeeper companies, the portfolio’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds.

The prices of Internet companies may be affected by intense competition, changing technologies, consumer preferences, problems with product compatibility, government regulation, interest rates, and investor optimism or pessimism with little or no basis in traditional economic analysis.	• industry concentration – the portfolio is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• Internet – the risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies participating in the growth of the Internet, which may give the portfolio higher volatility than a portfolio that invests in equities of other industries, or a broader spectrum of industries.

• IPO – IPOs may be more volatile than other securities. IPOs may have a magnified impact on the portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the portfolio’s performance will not likely be as significant.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

18

I-NET TOLLKEEPER PORTFOLIO

Risks you should be aware of (continued)	• emerging countries – investments in emerging market countries (such as many in Latin, Central and South America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%
	Average annual total return as of December 31, 2003	1 year	Since inception (May 1, 2000)

	I-Net Tollkeeper Portfolio	43.22%	(22.39)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(5.61)%
	Dow Jones Composite Internet Index[2]	81.76%	(32.94)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2] The Dow Jones Composite Internet Index, an index of the stocks of U.S. companies that generate at least 5% of annual sales/revenue from the Internet. Results include reinvested dividends.

Who manages the portfolio The I-Net Tollkeeper Portfolio is managed by Goldman Sachs Asset Management, L.P. (Goldman Sachs). You’ll find more about Goldman Sachs on page 75.	The portfolio is managed by a team. Current members include:

Herbert E. Ehlers is a managing director, senior portfolio manager and chief investment officer of the growth equity investment team of Goldman Sachs. He joined the company in 1997.

Scott Kolar is a vice president and senior portfolio manager of Goldman Sachs. He joined the company as an equity analyst in 1997 and became a portfolio manager in 1999.

David G. Shell is a managing director and senior portfolio manager of Goldman Sachs. He joined the company as a portfolio manager in 1997.

19

ABOUT THE
PORTFOLIOS
                                       FINANCIAL SERVICES PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

A company is considered part of the financial services sector if:

• at least 50% of its gross income or its net sales come from activities in the sector; or

• at least 50% of its assets are devoted to producing revenues from the sector; or

• the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.	This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives of companies in the financial services sector.

The financial services sector includes banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies, and other investment-related or finance-related companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. In general, the manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager places a greater emphasis on companies that are increasing their revenue streams along with their earnings. The manager seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments – although securities prices of financial services companies generally are interest rate sensitive.

The manager prefers companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. The manager adjusts portfolio weightings depending on current economic conditions and relative valuations of securities.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

Risks you should be aware of The financial services sector is subject to extensive government regulation, which may change frequently and impact the portfolio significantly.	The Financial Services Portfolio may be affected by the following risks, among others:

• industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

• changes in interest rates – securities prices of financial services companies are generally interest rate sensitive. The profitability of business in this sector depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates as well as changes in general economic conditions.

20

FINANCIAL SERVICES PORTFOLIO

Risks you should be aware of (continued)	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 16.56%; 3rd quarter 2002: (15.41)%

	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Financial Services Portfolio	29.00%	0.72%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(4.05)%
	Standard & Poor’s 500 Financials Index [2]	31.03%	0.61%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.
[2] The Standard & Poor’s 500 Financials Index, a market capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs. Results include reinvested dividends.

Who manages the portfolio The Financial Services Portfolio is managed by INVESCO Institutional (N.A.), Inc. (INVESCO). You’ll find more about INVESCO on page 75.	Joseph W. Skornicka, CFA, is a vice president and portfolio manager of INVESCO. He joined INVESCO in 2001 and has over 8 years of investment experience. Prior to that, Mr. Skornicka was a senior equity analyst and fund manager with Munder Capital Management and an assistant vice president for Comerica Incorporated. Mr. Skornicka has a BA from Michigan State University and an MBA from the University of Michigan.

21

ABOUT THE
PORTFOLIOS
                                       HEALTH SCIENCES PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

A company is considered part of the health sciences sector if:

• at least 50% of its gross income or its net sales come from activities in the sector; or

• at least 50% of its assets are devoted to producing revenues from the sector; or

• the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.	This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above- average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

Risks you should be aware of	The Health Sciences Portfolio may be affected by the following risks, among others:
The health sciences sector is subject to extensive government regulation, which may change frequently and impact the portfolio significantly.	• industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

22

HEALTH SCIENCES PORTFOLIO

Risks you should be aware of (continued)	• regulatory impact – many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 13.54%; 1st quarter 2001: (17.39)%

	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Health Sciences Portfolio	27.82%	(3.28)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(4.05)%
	Goldman Sachs Health Care Index[2]	16.49%	(6.82)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.
[2] The Goldman Sachs Health Care Index, a modified capitalization-weighted index designed as a benchmark for U.S. traded securities in the health care sector. The index includes companies in the following categories: providers of health care related services, researchers, manufacturers, and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products. The index return is price only and does not reflect the reinvestment of dividends.

Who manages the portfolio The Health Sciences Portfolio is managed by INVESCO Institutional (N.A.), Inc. (INVESCO). You’ll find more about INVESCO on page 75.	Thomas R. Wald, CFA, is a vice president of INVESCO. He has over 14 years of investment experience. Mr. Wald has a BA from Tulane University and an MBA from the University of Pennsylvania.

Andy Summers, CFA, is a portfolio manager at INVESCO. He joined INVESCO in 1998 and has over 6 years of investment experience. He previously worked as an analyst assistant for Denver Investment Advisors. Mr. Summers has a BS from the University of Wisconsin at Whitewater and an MS from the University of Wisconsin at Madison.

23

ABOUT THE
PORTFOLIOS
                                       TECHNOLOGY PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

A company is considered part of the technology sector if:

• at least 50% of its gross income or its net sales come from activities in the sector; or

• at least 50% of its assets are devoted to producing revenues from the sector; or

• the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.	This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives in the technology-related sector.

Such companies include, but are not limited to, those involved with hardware, software, semiconductors, telecommunications equipment and services and service- related companies in information technology.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above- average capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

A core portion of the portfolio is expected to be invested in market-leading technology companies among various subsectors in the technology universe that the manager believes will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and are believed to have a strategic advantage over many of their competitors. The remainder of the portfolio will consist of faster-growing, more volatile technology companies that the manager believes to be emerging leaders in their fields. The market price of these companies tend to rise and fall more rapidly than those of larger, more established companies.

The manager may also invest in derivatives (such as options) to try to achieve the portfolio’s investment goal.

Risks you should be aware of

Many of the products and services in the technology industry are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.	The Technology Portfolio may be affected by the following risks, among others:

• industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

24

TECHNOLOGY PORTFOLIO

Risks you should be aware of (continued)	• derivatives – such as options and future contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60)%
	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Technology Portfolio	42.58%	(23.28)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(4.05)%
	Goldman Sachs Technology Composite Index[2]	53.64%	(13.25)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.
[2] The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index currently composed of 178 companies involved in the technology industry. The index is rebalanced semi-annually and becomes effective after the close of business on expiration Friday, or the third Friday, of January and July. Results include reinvested dividends.

Who manages the portfolio The Technology Portfolio is managed by INVESCO Institutional (N.A.), Inc. (INVESCO). You’ll find more about INVESCO on page 75.	William R. Keithler, CFA, is senior vice president and director of sector management at INVESCO. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has over 21 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.

Michelle Fenton, CFA, is a portfolio manager at INVESCO. Ms. Fenton has over 8 years of investment experience. Before joining INVESCO in 1998, she worked at Berger Funds as an equity analyst. Ms. Fenton has a BS from Montana State University.

25

ABOUT THE
PORTFOLIOS
                                       FOCUSED 30 PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This Portfolio seeks long-term growth of capital.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well- established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

This portfolio may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high-yield or “junk” bonds.	The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds.

The manager may use derivatives (such as options and future contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The Focused 30 Portfolio may be affected by the following risks, among others:

• non-diversified – the portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the portfolio manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example. This portfolio may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

26

FOCUSED 30 PORTFOLIO

Risks you should be aware of
(continued)

This portfolio may be subject to more credit risk than certain other portfolios because of its ability to invest in high-yield investments, especially during periods of economic uncertainty or economic downturns.	• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than certain other portfolios, because it invests in high- yield or “junk” bonds. These bonds have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• liquidity – high-yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 22.95%; 1st quarter 2001: (20.83)%

	Average annual total return as of December 31, 2003	1 year	Since inception (October 2, 2000)

	Focused 30 Portfolio	42.26%	(9.66)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(6.13)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Focused 30 Portfolio is managed by Janus Capital Management LLC (Janus). You’ll find more about Janus on page 75.	Ron V. Sachs, CFA, joined Janus in 1996, and is the manager and executive vice president of a similar fund managed by Janus. He also manages private accounts with a similar aggressive growth strategy. He has a BA from Princeton and obtained his law degree from the University of Michigan.

27

ABOUT THE
PORTFOLIOS
                                       GROWTH LT PORTFOLIO

The investment goal	This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest in a large number of companies of any size, from small emerging growth to well-established companies. It principally invests in equity securities.

This portfolio may invest some of its assets in foreign companies. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S.	The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

This portfolio may invest up to: • 10% of its assets in lower-rated, high-yield (“junk”) bonds • 25% of its assets in foreign investments	The portfolio may also invest in debt securities and indexed/ structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds.

The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Risks you should be aware of	The Growth LT Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example.

This portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

28

GROWTH LT PORTFOLIO

Risks you should be aware of (continued)	• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high-yield or “junk” bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or economic downturns, and are considered to be mostly speculative in nature.

• liquidity – high yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lower credit rating may be particularly difficult to sell.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Growth LT Portfolio	33.98%	0.78%	12.80%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(0.57)%	11.06%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Growth LT Portfolio is managed by Janus Capital Management LLC (Janus). You’ll find more about Janus on page 75.	David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth University and an MBA with honors from Columbia University.

29

ABOUT THE
PORTFOLIOS
                                       MID-CAP VALUE PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks capital appreciation.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest at least 80% of its assets in the common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies.

The portfolio management team determines a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

This portfolio may invest up to 15% of its assets in foreign investments.	The team may also invest in equity securities of larger capitalization companies, investment grade fixed income securities, and foreign equity and fixed income securities.

The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The Mid-Cap Value Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

30

MID-CAP VALUE PORTFOLIO

Risks you should be aware of (continued)	• derivatives, forward contracts and currency transactions – derivatives such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives, forward foreign currency contracts and foreign currency transactions could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 18.92%; 3rd quarter 2002: (16.54)%

	Average annual total return as of December 31, 2003	1 year	5 years/ Since inception

	Mid-Cap Value Portfolio	29.10%	10.47%
	Russell Midcap Index[1]	40.06%	7.23%

[1] The Russell Midcap Index, an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

Who manages the portfolio The Mid-Cap Value Portfolio is managed by a team of portfolio managers at Lazard Asset Management LLC (Lazard). You’ll find more about Lazard on page 75.	Andrew D. Lacey is a senior managing director and a portfolio manager at Lazard and has over 9 years of investment experience. He became a full-time member of Lazard’s equity team in 1996. He also has a BA from Wesleyan University and an MBA from Columbia University.

Christopher H. Blake is a managing director and a portfolio manager at Lazard and has over 8 years of investment experience. He joined Lazard in 1995 and has a BSBA in Finance from the University of Denver.

Gary Buesser, CFA, is a senior vice president and a portfolio manager at Lazard and has over 19 years of investment experience. He is a U.S. Small/Mid-Cap portfolio manager. He joined Lazard in 2000. Mr. Buesser has a BS from St. Peter’s College and an MBA from William and Mary. He is also a member of the New York Society of Security Analysts.

31

ABOUT THE
PORTFOLIOS
                                       INTERNATIONAL VALUE PORTFOLIO

The investment goal	This portfolio seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the United States. Current income from dividends and interest will not be an important consideration.

What the portfolio invests in	This portfolio invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the portfolio manager believes are undervalued based on their earnings, cash flow or asset values.

The portfolio may invest in American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The portfolio may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The portfolio normally concentrates its investments in a core group of 30-45 issuers. The allocation of the portfolio’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the portfolio’s assets primarily in established companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The International Value Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives, forward contracts and currency transactions – derivatives such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives, forward foreign currency contracts and foreign currency transactions could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

32

	INTERNATIONAL VALUE PORTFOLIO

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 2003: 16.13%; 3rd quarter 2002: (22.10)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	International Value Portfolio[1]	27.71%	(1.34)%	4.12%
	MSCI EAFE Index[2]	38.59%	(0.05)%	4.47%

[1] Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[2] The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Who manages the portfolio The International Value Portfolio is managed by Lazard Asset Management LLC (Lazard). You’ll find more about Lazard on page 75.	John R. Reinsberg is a vice chairman of Lazard and has over 23 years of investment experience. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. He joined Lazard in 1991. Mr. Reinsberg has a BA from the University of Pennsylvania and an MBA from Columbia University.

Michael A. Bennett is a managing director and portfolio manager at Lazard and has over 17 years of investment experience. He joined Lazard in 1992. He is a portfolio manager for the international equity, international equity select, European equity select, and global equity teams. Mr. Bennett is a CPA, has a BS from New York University and an MBA from the University of Chicago.

Gabrielle Boyle is a senior managing director of Lazard and has over 12 years of investment experience. She joined Lazard in 1993. She is a portfolio manager on Lazard’s international equity team and a member of the London-based European equity team. She has a BA with honors and an MA from University College, Dublin. Ms. Boyle is a member of the Institute of Investment Management and Research.

Gabriella Dixon, CFA, is a managing director of Lazard and has over 14 years of investment experience. She joined Lazard in 1990. She is a portfolio manager for the international equity, international equity select and European equity teams. Ms. Dixon has a BA with honors from Wesleyan University.

Michael Powers is a managing director of Lazard and has over 13 years of investment experience. He is a member of the international equity, international equity select, and European equity select teams. He joined Lazard in 1990. Mr. Powers has a BA from Brown University and an MBA from Long Island University.

33

ABOUT THE
PORTFOLIOS
                                       CAPITAL OPPORTUNITIES PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest at least 65% of its assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio capital appreciation focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

This portfolio may invest up to 35% of its assets in foreign securities, including those of emerging market countries.	The portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Risks you should be aware of	The Capital Opportunities Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.” Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

34

CAPITAL OPPORTUNITIES PORTFOLIO

Risks you should be aware of (continued)	• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 18.10%; 3rd quarter 2001: (25.33)%

	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Capital Opportunities Portfolio	27.13%	(7.71)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(4.05)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Capital Opportunities Portfolio is managed by MFS Investment Management (MFS). You’ll find more about MFS on page 76.	The portfolio is managed by MFS’s Capital Opportunities Team. Current members include:

S. Irfan Ali is a senior vice president of MFS. Mr. Ali has been employed in the investment management area of MFS since 1993. He has a BA and an MBA from Harvard.

Kenneth J. Enright is a senior vice president of MFS. Mr. Enright has been employed in the investment management area of MFS since 1986. He has a BS from Boston State College and an MBA from Babson College.

35

ABOUT THE
PORTFOLIOS
                                       INTERNATIONAL LARGE-CAP PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio invests its assets in foreign securities, including up to 25% in emerging market countries.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. Large-Cap companies have a market capitalization of $3 billion or more. The portfolio invests in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including emerging markets. The securities may be traded on an exchange or in over the counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts. Since investments are determined based on individual analysis, without regard to country, the portfolio may invest a substantial amount of its assets in companies located in a single country or a limited number of countries. However, under normal market conditions, the portfolio expects to invest in at least three different countries.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, or (iv) has 50% or more of its assets in that country.

The manager focuses on foreign companies it believes have above average growth potential. The manager looks particularly at companies which demonstrate:

• a strong franchise, strong cash flows and a recurring revenue stream
• a solid industry position where there is potential for high profit margins and substantial barriers to new entry in the industry
• a strong management team with a clearly defined strategy
• a catalyst that may include accelerated growth.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The International Large-Cap Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies. The portfolio invests in OTC stocks, which trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

36

INTERNATIONAL LARGE-CAP PORTFOLIO

Risks you should be aware of (continued)	• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, particularly Russia.

• geographic concentration – since the portfolio may concentrate investments in a limited number of countries, there is an increased risk that economic, political and social conditions in those countries will have a significant impact on performance, especially emerging market countries.

• derivatives, forward contracts and currency transactions – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives, foreign currency and forward foreign currency transactions and other forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how MFS has managed substantially similar accounts see page 79.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 17.38%; 3rd quarter 2002: (21.48)%

	Average annual total return as of December 31, 2003	1 year	4 years/ Since inception

	International Large-Cap Portfolio[1]	30.52%	(8.88)%
	MSCI EAFE Index[2]	38.59%	(5.86)%

1 MFS began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

[2] The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Who manages the portfolio The International Large-Cap Portfolio is managed by MFS Investment Management (MFS). You’ll find more about MFS on page 76.	The International Large-Cap Portfolio is managed by a team of portfolio managers at MFS. Current members include:

David R. Manheim is a senior vice president at MFS. Mr. Manheim has been employed in the investment management area of MFS since 1988.

Marcus L. Smith is a senior vice president at MFS. Mr. Smith has been employed in the investment management area of MFS since 1994.

37

ABOUT THE
PORTFOLIOS
                                       EQUITY INDEX PORTFOLIO

The investment goal	This portfolio seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the United States.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the Standard & Poor’s 500 Composite Stock Price Index or representative of that index (including derivatives). The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets.	The portfolio management team has two objectives:

• match the returns of the index before taking into account portfolio costs
The portfolio usually holds between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

• lower transaction costs
This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal.

Risks you should be aware of	The Equity Index Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio primarily invests in large companies, which sometimes have less volatile prices than smaller companies.

38

EQUITY INDEX PORTFOLIO

Risks you should be aware of (continued)	• stock market – The portfolio is not actively managed, and invests in securities included in the index regardless of their investment merit. The team cannot change this investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

• derivatives – such as index options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1998: 21.31%; 3rd quarter 2002: (17.34)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Equity Index Portfolio[1]	28.29%	(0.87)%	10.72%
	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	(0.57)%	11.06%

[1] Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Equity Index Portfolio is managed by the Quantitative Advisors Division of Mercury Advisors (Mercury Advisors). You’ll find more about Mercury Advisors on page 76.	The Mercury Quantitative Advisors Division has day-to-day responsibility for management of this portfolio.

39

ABOUT THE
PORTFOLIOS
                                       SMALL-CAP INDEX PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts

The investment goal	This portfolio seeks investment results that correspond to the total return of an index of small capitalization companies.

What the portfolio invests in A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies with small market capitalizations that are included in the Russell 2000 Index or representative of that index (including derivatives). The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required and transaction costs are reduced.

The portfolio management team has two objectives:

The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index.	• match the returns of the index before taking into account portfolio costs
The portfolio can invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

• lower transaction costs
This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal.

Risks you should be aware of	The Small-Cap Index Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in small-capitalization companies, which tend to have greater price swings than larger companies because they have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

40

SMALL-CAP INDEX PORTFOLIO

Risks you should be aware of (continued)	• stock market – The portfolio is not actively managed, and invests in securities included in the index regardless of their investment merit. The team cannot change its investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

• derivatives – such as index options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 2nd quarter 2003: 23.29%; 3rd quarter 2002: (21.76)%

	Average annual total return as of December 31, 2003	1 year	5 years/ Since inception

	Small-Cap Index Portfolio[1]	46.53%	6.22%
	Russell 2000 Index[2]	47.25%	7.13%

[1] Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2] The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Who manages the portfolio The Small-Cap Index Portfolio is managed by the Quantitative Advisors Division of Mercury Advisors (Mercury Advisors). You’ll find more about Mercury Advisors on page 76.	The Mercury Quantitative Advisors Division has day-to-day responsibility for management of this portfolio.

41

ABOUT THE
PORTFOLIOS
                                       MULTI-STRATEGY PORTFOLIO

The investment goal	This portfolio seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

What the portfolio invests in

This portfolio will normally invest at least 25% of its assets in equity securities and 25% in fixed-income securities. The remainder will be allocated depending on the manager’s analysis of market conditions.

This portfolio may invest up to 50% of its assets in foreign securities, including those of emerging market countries. American Depositary Receipts (ADRs) are excluded from this limit.

This portfolio may invest up to 35% of its assets in lower-rated, high-yield (“junk”) bonds.	This portfolio’s principal investment strategy is to invest in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion. The portfolio invests in stocks mainly for their growth potential and in debt securities for income and to help preserve principal when stock markets are volatile.

Within the equity portion of the portfolio, the portfolio management team will invest principally in the common stock of large and medium-sized U.S. companies, but may also invest up to 20% of the portfolio’s assets in small U.S. companies. The portfolio may also invest in preferred stock, warrants, rights, ADRs, and fixed income securities that can be converted into equity securities, as well as foreign securities. The team may use both “growth” and “value” styles in selecting stocks. They consider fundamental analysis of a company’s financial statements, management structure, operations, product development, and industry analysis. Growth investing seeks stocks that the team believes have possibilities for increases in stock price because of strong earnings growth compared to the market, the development of new products or services, or other favorable economic factors. Value investing seeks stocks that are temporarily out of favor or undervalued in the market by various measures, such as the stock’s price/earnings ratio.

Within the fixed income portion of the portfolio, the team may invest in fixed income securities of any credit rating, principally bonds and notes issued by U.S. and foreign companies and governments, and mortgage-related securities including stripped mortgage-related securities and mortgage dollar rolls (forward commitments). The portfolio may also purchase “Brady Bonds”. In determining whether to purchase a security, the team evaluates business and economic factors affecting an issuer as well as its credit rating. The portfolio’s foreign debt investments may be denominated in U.S. dollars or in foreign currencies. The portfolio may purchase foreign currency in connection with the purchase and sale of foreign securities.

Risks you should be aware of	The Multi-Strategy Portfolio invests in a mix of equity and fixed income securities. The portfolio may be affected by the following risks, among others:

• price volatility – the value of the portfolio changes as the prices of its investments go up or down. Small and medium-sized companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Small companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

• changes in interest rates – the portfolio’s fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. The portfolio may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated but are of comparable quality. High yield bonds are especially subject to credit risk during periods of economic uncertainty or downturns, and are considered to be mostly speculative in nature.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Mortgage

42

MULTI-STRATEGY PORTFOLIO

Risks you should be aware of (continued)	dollar rolls could reduce returns and increase a portfolio’s volatility and are particularly sensitive to counterparty risk.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Oppenheimer has managed substantially similar accounts, see page 80.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 2nd quarter 2003: 12.33%; 3rd quarter 2002: (8.52)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Multi-Strategy Portfolio[1]	23.28%	2.70%	8.41%
	Lehman Brothers Aggregate Bond Index[2]	4.10%	6.62%	6.95%
	Standard & Poor’s 500 Composite Stock Price Index[3]	28.67%	(0.57)%	11.06%

[1] OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment polices changed at that time. Other firms managed the portfolio before that date. On January 1, 1994 the investment objective and some investment policies changed.

[2] The Lehman Brothers Aggregate Bond Index, an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

[3] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Multi-Strategy Portfolio is managed by OppenheimerFunds, Inc. (Oppenheimer). You’ll find more about Oppenheimer on page 76.	The portfolio is managed by a team lead by:

Christopher Leavy, CFA, senior vice president of Oppenheimer has over 11 years experience as an investment professional, including over 2 years with Oppenheimer.

Emmanuel Ferreira, vice president of Oppenheimer, has over 7 years experience as an investment professional.

Angelo Manioudakis, senior vice president of Oppenheimer, has over 11 years experience as an investment professional.

43

ABOUT THE
PORTFOLIOS
                                       MAIN STREET CORE PORTFOLIO

The investment goal	This portfolio seeks long-term growth of capital and income.

What the portfolio invests in A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.	This portfolio’s principal investment strategy is to invest in equity securities of companies of different capitalization ranges. Currently, the portfolio manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

• Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

• Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

• Judgment: The portfolio is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The portfolio may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market, or as a substitute for buying the securities in the index.

Risks you should be aware of	The Main Street Core Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The manager tries to control price volatility by investing in many different companies in a variety of industries. This portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

• changes in interest rates – the portfolio’s fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

44

MAIN STREET CORE PORTFOLIO

Risks you should be aware of (continued)	• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Oppenheimer has managed substantially similar accounts, see page 80.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1998: 21.81%; 3rd quarter 2002: (18.31)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Main Street Core Portfolio[1]	26.96%	(2.63)%	8.16%
	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	(0.57)%	11.06%

[1] OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date. In 1994 some investment policies changed.

[2] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Main Street Core Portfolio is managed by a team of portfolio managers at OppenheimerFunds, Inc. (Oppenheimer). You’ll find more about Oppenheimer on page 76.	Nikolaos D. Monoyios, CFA, vice president of Oppenheimer has over 20 years of experience as an investment professional, including over 4 years with Oppenheimer.

Marc Reinganum, Ph.D, vice president of Oppenheimer has over 13 years of investment-related experience, including over 1 year with Oppenheimer. Prior to joining Oppenheimer, Mr. Reinganum worked with Mr. Charles E. Albers, the prior portfolio manager, and Mr. Monoyios for 12 years in a consulting capacity.

45

ABOUT THE
PORTFOLIOS
                                       EMERGING MARKETS PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. The portfolio principally invests in common stock and other equity securities.

Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa.	The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for:

• companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
• companies with management that has a proven record
• companies (new or established) entering into a growth cycle
• companies with the potential to withstand high market volatility
This portfolio may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing.	• companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries.	The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

Risks you should be aware of	The Emerging Markets Portfolio may be affected by the following risks, among others:

The value of this portfolio may have greater price swings than most of the portfolios.	• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. Different stock markets may behave differently from each other. This portfolio invests in companies in emerging markets, which may be particularly volatile. It also invests in smaller companies and growth stocks, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

This portfolio invests in companies the manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

46

EMERGING MARKETS PORTFOLIO

Risks you should be aware of (continued)	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Oppenheimer has managed substantially similar accounts, see page 81.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 2001: 29.73%; 3rd quarter 1998: (25.07)%

	Average annual total return as of December 31, 2003	1 year	5 years	Since inception (April 1, 1996)

	Emerging Markets Portfolio[1]	68.50%	8.05%	0.32%
	MSCI Emerging Markets Free Index[2]	55.82%	10.40%	N/A

[1] OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[2] The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Who manages the portfolio The Emerging Markets Portfolio is managed by OppenheimerFunds, Inc. (Oppenheimer). You’ll find more about Oppenheimer on page 76.	Rajeev Bhaman, CFA, vice president of Oppenheimer has over 13 years of experience as an investment professional, including over 6 years with Oppenheimer.

47

ABOUT THE
PORTFOLIOS
                                       INFLATION MANAGED PORTFOLIO

The investment goal	This portfolio seeks to maximize total return consistent with prudent investment management.

What the portfolio invests in

Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.)

This portfolio may invest up to:

• 10% of its assets in lower-rated, high-yield (“junk”) bonds

• 20% of its assets in foreign investments, including those in emerging market countries, denominated in foreign currencies	This portfolio’s principal investment strategy is to invest its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation- indexed bonds such as Treasury Inflation Protection Securities (“TIPS”) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the net assets of the portfolio. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall. Principal investments may include:

• inflation-indexed bonds and other fixed income securities issued by the U.S. government, its subdivisions, agencies, government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises and U.S. and foreign companies, including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; money market instruments; structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

• derivative instruments and forward commitments relating to the above securities.

When selecting securities, the portfolio manager:

• decides what duration to maintain. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

• decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

• chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

• frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the portfolio is expected to be invested in forward purchase commitments on inflation-indexed bonds.

Risks you should be aware of

When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation-indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down.	Since the Inflation Managed Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest and inflation rates – the value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Bonds with longer durations tend to be more sensitive to changes in interest rates, giving them more price volatility than bonds with shorter durations. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. The portfolio may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated but are of comparable quality. High yield bonds are especially subject to credit risk during periods of economic uncertainty or downturns, and are considered to be mostly speculative in nature.

48

INFLATION MANAGED PORTFOLIO

Risks you should be aware of
(continued)

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives and forward commitments – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns, increase volatility and are particularly sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its current and prior benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 3rd quarter 2002: 7.28%; 1st quarter 1994: (3.73)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Inflation Managed Portfolio[1]	8.24%	7.40%	7.09%
	Lehman Brothers Global Real: U.S. TIPS Index[2]	8.40%	9.57%	N/A
	Lehman Brothers Government Bond Index [3]	2.36%	6.26%	6.72%

[1] Effective May 1, 2001, the portfolio changed its name (from Government Securities) and investment focus from government securities to inflation-indexed bonds.

[2] The Lehman Brothers Global Real: U.S. TIPS Index, (formerly called the Lehman Brothers Inflation Linked Treasury Index), an index of all outstanding treasury inflation protected securities issued by the U.S. government, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[3] The Lehman Brothers Government Bond Index, an index of fixed income securities issued by the U.S. government and its agencies. Results include reinvested dividends.

Who manages the portfolio The Inflation Managed Portfolio is managed by Pacific Investment Management Company LLC (PIMCO). You’ll find more about PIMCO on page 76.	John B. Brynjolfsson, CFA, managing director, joined PIMCO in 1989. He is the portfolio manager of similar funds advised by PIMCO. Mr. Brynjolfsson has over 18 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has a bachelor’s degree from Columbia College and an MBA from the MIT Sloan School of Management.

49

ABOUT THE
PORTFOLIOS
                                       MANAGED BOND PORTFOLIO

The investment goal	This portfolio seeks to maximize total return consistent with prudent investment management.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally:
Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

This portfolio may invest up to:

• 10% of its assets in lower-rated, high-yield (“junk”) bonds

• 20% of its assets in foreign investments, including those in emerging market countries, denominated in foreign currencies	• fixed income securities issued by the U.S. government, its agencies or government- sponsored enterprises, or derivatives on them or related indices
• mortgage-related securities, including stripped mortgage-related securities
• corporate bonds and notes and asset-backed securities
• commercial paper and other money market instruments
• fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries
• other fixed income securities including structured notes such as hybrid or “indexed” securities, event-linked bonds, and loan participations; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities.

The manager frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The portfolio manager may also invest in high-yield (“junk”) bonds.

When selecting securities, the manager:

• decides what duration to maintain. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the portfolio should have among short, intermediate and long duration issues.

• decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

• chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

• frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Risks you should be aware of	Since the Managed Bond Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this portfolio, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

50

MANAGED BOND PORTFOLIO

Risks you should be aware of
(continued)

The price of bonds that are denominated in foreign currencies is affected by the value of the U.S. dollar. In general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign bond will fall. As the value of the U.S. dollar falls, the U.S. dollar value of a foreign bond will rise.	• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

• derivatives and forward commitments – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns, increase volatility and are particularly sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 3rd quarter 2001: 5.61%; 1st quarter 1994: (2.98)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Managed Bond Portfolio	6.24%	6.71%	7.02%
	Lehman Brothers Government/ Credit Index[1]	4.67%	6.66%	6.98%

[1] The Lehman Brothers Government/ Credit Index, an index of government and corporate fixed income securities. Results include reinvested dividends.

Who manages the portfolio The Managed Bond Portfolio is managed by Pacific Investment Management Company LLC (PIMCO). You’ll find more about PIMCO on page 76.	The portfolio is managed by a team led by William H. Gross.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

51

ABOUT THE
PORTFOLIOS
                                       SMALL-CAP VALUE PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 25% of its total assets in securities of foreign issuers.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in companies with market capitalizations of between $100 million and $2 billion. The portfolio invests a significant portion of its assets in common stocks of companies with below-average price-to-earnings (P/E) ratios relative to the market and their respective industry groups. In seeking income, the portfolio invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The portfolio manager uses a value investing style. The manager screens small capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100 stocks in equal amounts in the portfolio without having more than 10% of total assets in securities of issuers in a single industry.

Risks you should be aware of	The Small-Cap Value Portfolio may be affected by the following risks, among others:

A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one.	• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with smaller capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Smaller companies may have a harder time securing financing and may be more sensitive to a setback in sales or to economic downturns than larger, more established companies.

52

SMALL-CAP VALUE PORTFOLIO

Risks you should be aware of (continued)	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

How the portfolio performed	Because the portfolio has been in operation for less than a full calendar year, its total return bar chart and performance table have not been included. For information on how PIMCO Advisors-NFJ has managed substantially similar accounts, see page 81.

Who manages the portfolio

This portfolio is co-managed by PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (PIMCO Advisors-NFJ). You’ll find more information about PIMCO Advisors-NFJ on page 76.	J. Chris Najork, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience encompassing equity research and portfolio management. He has a BA and MBA from Southern Methodist University.

Benno J. Fischer, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience in portfolio management, investment analysis and research. He has a BA and JD from Oklahoma University and an MBA from New York University.

Paul A. Magnuson, principal, has been a portfolio manager with NFJ since 1992 and has over 17 years experience in equity analysis and portfolio management. He has a BBA from University of Nebraska.

E. Clifton Hoover, CFA, has been a portfolio manager with NFJ since 1997 and has over 17 years experience in financial analysis and portfolio management. He has a BBA and MBA from Texas Tech University.

53

ABOUT THE
PORTFOLIOS
                                       MONEY MARKET PORTFOLIO

The investment goal	This portfolio seeks current income consistent with preservation of capital.

What the portfolio invests in

This portfolio invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality.	This portfolio’s principal investment strategy is to invest in money market instruments that the portfolio manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 90 days.

The portfolio manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates.

Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

Risks you should be aware of

An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It’s possible to lose money by investing in the portfolio.	The Money Market Portfolio generally has the least investment risk of the Pacific Select Fund portfolios because its principal investment strategy is to invest in short- term securities that are either government guaranteed or have very high credit ratings. The value of the portfolio may, however, be affected by the following risks among others:

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

• credit – the portfolio could lose money if the issuer of a money market instrument is unable to meet its financial obligations or goes bankrupt.

54

	MONEY MARKET PORTFOLIO

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2000: 1.61%; 4th quarter 2003: 0.17%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Money Market Portfolio	0.79%	3.42%	4.20%
	Merrill Lynch 3-Month U.S. T-Bill Index[1]	1.15%	3.66%	4.43%

7-day yield ending December 31, 2003: 0.68%

[1] The Merrill Lynch 3-Month U.S. T-Bill Index, an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.

Who manages the portfolio The Money Market Portfolio is managed by Pacific Life Insurance Company (Pacific Life). You’ll find more about Pacific Life on page 74.	Dale W. Patrick is a portfolio manager and assistant vice president of Pacific Life. He joined the company in 1985, and has managed the Money Market Portfolio since 1994. He is also responsible for managing short-term fixed income portfolios, and long-term fixed income advisory and general account portfolios. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.

Brendan L. Collins, CFA, is a portfolio manager and assistant vice president of Pacific Life. He joined the company in 1996 and since 1998 has been with Pacific Life’s portfolio management group. He is also responsible for trading public bonds, managing short-term investments, and managing Pacific Life’s derivatives book, along with managing Pacific Financial Product’s credit derivative investments. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

55

ABOUT THE
PORTFOLIOS
                                       HIGH YIELD BOND PORTFOLIO

The investment goal	This portfolio seeks a high level of current income.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.

Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time.

The High Yield Bond Portfolio invests principally in high yield (“junk”) bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are considered to be mostly speculative in nature.

This gives the portfolio more credit risk than the other bond portfolios, but also gives it the potential for higher income.	Securities principally include high yield (“junk”) bonds and notes. The portfolio may also invest in fixed income securities that can be converted into equity securities, and preferred stocks and bonds of foreign issuers that are denominated in U.S. dollars.

When selecting securities, the portfolio manager focuses on:

• seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

• seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

• reducing credit risk by investing in many different issuers in a wide range of industries.

The managers may temporarily change these strategies if they believe that economic conditions make it necessary to maintain liquidity or to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities or money market securities, which may prevent the portfolio from achieving its investment goal.

Risks you should be aware of	Since the High Yield Bond Portfolio’s principal strategy is to invest in low and medium quality fixed income securities, it may be affected by the following risks, among others:

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than the other bond portfolios, because it invests principally in high yield (“junk”) bonds. These bonds have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

• liquidity – high-yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

56

HIGH YIELD BOND PORTFOLIO

Risks you should be aware of (continued)	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 7.05%; 3rd quarter 2001: (6.81)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	High Yield Bond Portfolio	20.29%	3.22%	5.73%
	CS First Boston High Yield Bond Index [1]	27.94%	6.48%	7.42%

[1] The CS First Boston High Yield Bond Index, an index designed to mirror the performance of the global high-yield bond market. Results include reinvested dividends.

Who manages the portfolio The High Yield Bond Portfolio is managed by Pacific Life Insurance Company (Pacific Life). You’ll find more about Pacific Life on page 74.	Simon Lee is a portfolio manager and vice president of Pacific Life. He joined the company in 1985. He is responsible for managing Pacific Life’s high yield and convertible bond assets. He has both a BA and an MBA from Loyola Marymount University.

Michael Long is a portfolio manager and assistant vice president of Pacific Life. He joined Pacific Life in 1994 as an investment analyst. He was promoted to his current position in 1998. Mr. Long has over 19 years experience in the financial and securities industry. He has a BA from the University of California, Davis and an MBA from Pepperdine University.

57

ABOUT THE
PORTFOLIOS
                                       EQUITY INCOME PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks current income. Capital growth is of secondary importance.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market.

This portfolio may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including those of emerging market countries. American Depositary Receipts (ADRs) are excluded from this limit.

This portfolio may invest up to 20% of its net assets in lower-rated high-yield (“junk”) bonds.	To determine whether to buy or sell investments, the portfolio manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

The portfolio will normally invest at least 80% of its assets in common stocks and other equity investments. The manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities, including high yield (“junk”) bonds.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The Equity Income Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

• derivatives and forward contracts – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

58

EQUITY INCOME PORTFOLIO

Risks you should be aware of (continued)	• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than certain other portfolios, because it may invest in high yield or “junk” bonds. These bonds are given a low credit rating by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 17.00%; 3rd quarter 2002: (19.03)%

	Total return as of December 31, 2003	1 year	2 years/ Since inception

	Equity Income Portfolio	26.24%	4.48%
	Russell 1000 Value Index[1]	30.03%	4.81%

[1] The Russell 1000 Value Index, an index of companies with a less-than-average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Who manages the portfolio The Equity Income Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 77.	The Putnam Large-Cap Value Team has day-to-day responsibility for management of this portfolio. Current members include:

Kevin M. Cronin is a managing director of Putnam. He has been associated with Putnam since 1997.

Bartlett R. Geer is a senior vice president of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.

Jeanne L. Mockard is a senior vice president of Putnam. She has been associated with Putnam since 1990.

59

ABOUT THE
PORTFOLIOS
                                       EQUITY PORTFOLIO

The investment goal	This portfolio’s primary investment objective is capital appreciation. Current income is of secondary importance.

What the portfolio invests in

This portfolio may invest up to 20% of its assets in foreign investments that are principally traded outside the U.S. American Depositary Receipts (ADRs) are excluded from this limit.	This portfolio’s principal investment strategy is to invest in U.S. companies with large market capitalizations that have better prospects for growth than the general U.S. economy. It normally invests at least 80% of its assets in equity securities of U.S. issuers, including foreign issuers that are traded in the U.S.

The portfolio management team considers, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when making investment decisions.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The Equity Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The team looks for companies they think have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives and forward contracts – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

60

EQUITY PORTFOLIO

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1999: 25.74%; 4th quarter 2000: (22.85)%

	Average annual total return as of December 31, 2003	1 year	5 years	10 years

	Equity Portfolio[1]	24.33%	(5.82)%	5.80%
	Russell 1000 Growth Index[2]	29.75%	(5.11)%	9.21%

[1] Putnam Investment Management, LLC began managing the portfolio on December 1, 2001. Other firms managed the portfolio before that date. Effective May 1, 1998, some investment policies changed. Performance of the Equity Portfolio before 1995 is based on the performance of the portfolio of the Pacific Corinthian Variable Fund, which the Pacific Select Fund acquired on December 31, 1994.

[2] The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Who manages the portfolio The Equity Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 77.	The Putnam U.S. Large-Cap Growth Team has day-to-day responsibility for management of this portfolio. Current members include:

Walton D. Pearson is a senior vice president and senior portfolio manager of Putnam. He joined Putnam in 2003 and was previously associated with Alliance Capital Management L.P., J.W. Seligman & Co., Inc., and Prudential Equity Management Associates. Mr. Pearson has over 18 years of investment experience. He has a BS from St. Francis College and an MBA from Harvard University.

David J. Santos is a senior vice president and senior portfolio manager. He joined Putnam in 1986. Mr. Santos has over 17 years of investment experience. He has a BS from Salem State College and an MBA from Suffolk University.

61

ABOUT THE
PORTFOLIOS
                                       AGGRESSIVE EQUITY PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts

The investment goal	This portfolio seeks capital appreciation. No consideration is given to income.

What the portfolio invests in A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities. It will generally invest in small and medium-sized companies, but it may also invest in larger, more well-established companies. It tends to emphasize companies that have a total market capitalization of up to $10 billion at time of purchase. The portfolio focuses primarily on U.S. companies, but may invest in companies located outside of the U.S.

Investments principally include common stocks, as well as preferred stocks, fixed income securities – some of which can be converted to equity securities, and warrants.

A high P/E ratio could indicate a high level of investor confidence in the company.

This portfolio may invest up to 20% of its assets in foreign investments that are principally traded outside the U.S. American Depositary Receipts (ADRs) are excluded from this limit.	The portfolio management team considers, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when making investment decisions. In measuring the value of a company, the team may consider price to earnings ratios (P/E). P/E is the price of a stock divided by its estimated or actual earnings per share.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The Aggressive Equity Portfolio may be affected by the following risks, among others:

Companies that are in their developmental stages may have a greater degree of price volatility than more established companies because there’s less evidence that their research and development efforts will result in future growth.	• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.”

Small and medium-sized companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Small companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives and forward contracts – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

62

AGGRESSIVE EQUITY PORTFOLIO

Risks you should be aware of (continued)	• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%
	Average annual total return as of December 31, 2003	1 year	5 years	Since inception (April 1, 1996)

	Aggressive Equity Portfolio[1]	33.14%	(3.66)%	0.65%
	Russell 2500 Index[2]	45.51%	9.40%	10.71%

[1] Putnam Investment Management, LLC began managing the portfolio on December 1, 2001. Other firms managed the portfolio before that date. Effective May 1, 1998 some investment policies changed.

[2] The Russell 2500 Index, an index of the stocks of approximately 2,500 mid-capitalization U.S. companies. Results include reinvested dividends.

Who manages the portfolio The Aggressive Equity Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 77.	The Putnam Small and Mid-Cap Core Team has day-to-day responsibility for management of this portfolio. Current members include:

Joseph P. Joseph is a managing director of Putnam. He has been associated with Putnam since 1994.

Tinh D. Bui is a senior vice president of Putnam. He joined Putnam in 2001 and was previously associated with PPMAmerica, Inc.

Gerald I. Moore is a senior vice president of Putnam. He joined Putnam in 1997.

63

ABOUT THE
PORTFOLIOS
                                       LARGE-CAP VALUE PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital. Current income is of secondary importance.

What the portfolio invests in

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company.

This portfolio may invest up to 20% of its assets in foreign securities.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. To a lesser degree, it may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities.

The portfolio management team looks for companies that are undervalued or expected to grow. It employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

• Share prices that appear to be temporarily oversold or do not reflect positive company developments.

• Companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

• Special situations including corporate events, changes in management, regulatory changes or turnaround situations.

• Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates.

The portfolio may also invest in fixed income securities for current income.

Risks you should be aware of	The Large-Cap Value Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large companies, which tend to have more stable prices than smaller companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

64

LARGE-CAP VALUE PORTFOLIO

Risks you should be aware of (continued)	• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98)%

	Average annual total return as of December 31, 2003	1 year	5 years/ Since inception

	Large-Cap Value Portfolio	31.24%	4.60%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(0.57)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Large-Cap Value Portfolio is managed by Salomon Brothers Asset Management Inc (SaBAM). You’ll find more about SaBAM on page 77.	The portfolio is managed by a team led by John B. Cunningham.

John B. Cunningham is a Managing Director of SaBAM, and is responsible for directing investment policy and strategy. He joined SaBAM in 1995 and has over 17 years of investment experience. Mr. Cunningham is a manager of a similar fund managed by SaBAM and an equity analyst responsible for covering the beverage and tobacco industries. He has a BA from the University of Virginia and an MBA from Dartmouth College.

Mr. Cunningham is supported by a team of 15 U.S. equity professionals, each of whom has specific fundamental and quantitative research skills relating to all stages of SaBAM’s equity investment process.

65

ABOUT THE
PORTFOLIOS
                                       COMSTOCK PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in	This portfolio’s principal investment strategy is to invest its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks.

This portfolio may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.	The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies.

The manager generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks.

Risks you should be aware of	The Comstock Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

66

COMSTOCK PORTFOLIO

Risks you should be aware of (continued)	• derivatives – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives could reduce returns, increase volatility, and are particularly sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• non-diversified – this portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than a diversified portfolio. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Van Kampen has managed substantially similar accounts see page 82.	Year by year total return (%) as of December 31 each year[1] Best and worst quarterly performance during this period: 2nd quarter 2003: 16.68%; 3rd quarter 2001: (18.30)%

	Average annual total return as of December 31, 2003	1 year	Since inception (October 2, 2000)

	Comstock Portfolio[1]	31.38%	(3.13)%
	Standard & Poor’s 500 Composite Stock Price Index[2]	28.67%	(6.13)%

[1] Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio The Comstock Portfolio is managed by Van Kampen. You’ll find more about Van Kampen on page 77.	The portfolio is managed by Van Kampen’s Multi-Cap Value Team. Current members include:

B. Robert Baker, Jr. is a managing director of Van Kampen. He joined Van Kampen in 1991.

Jason S. Leder is an executive director of Van Kampen. He joined Van Kampen in 1995.

Kevin C. Holt is an executive director of Van Kampen. He joined Van Kampen in 1999.

67

ABOUT THE
PORTFOLIOS
                                       REAL ESTATE PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks current income and long-term capital appreciation.

What the portfolio invests in

Real estate investment trusts (REITs) and real estate operating companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate-related interests or loans.

This portfolio may invest up to 10% of its assets in foreign investments.	This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry.

The portfolio focuses on real estate investment trusts, as well as real estate operating companies, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.

The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes underlying asset values, values per square foot and property yields. The top-down asset allocation overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

The team may use derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates.

Risks you should be aware of	The Real Estate Portfolio may also be affected by the following risks, among others:

• non-diversified – the portfolio is considered to be “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests principally in companies participating in the real estate industry. The prices of these companies are affected by real estate cycles, cash flows, availability of mortgage financing, changes in interest rates, overbuilding, property taxes and operating expenses, environmental regulation and changes in zoning laws and regulations.

• real estate investment trusts (REITs) and real estate operating companies (REOCs) – REITs and REOCs expose the portfolio to the risks of the real estate market. Some REITs and REOCs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT and REOC holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT or REOC may not qualify for preferential tax treatments or exemptions. REITs and REOCs require specialized management and pay management expenses.

68

REAL ESTATE PORTFOLIO

Risks you should be aware of (continued)	• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2003: 13.17%; 3rd quarter 2002: (10.34)%

	Average annual total return as of December 31, 2003	1 year	5 years/ Since inception

	Real Estate Portfolio	37.52%	14.60%
	NAREIT Equity Index[1]	37.14%	14.35%

[1] The North American Real Estate Investment Trust (NAREIT) Equity Index, an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

Who manages the portfolio The Real Estate Portfolio is managed by Van Kampen. You’ll find more about Van Kampen on page 77.	The Portfolio is managed by Van Kampen’s Real Estate Team. Current members include:

Theodore R. Bigman is a Managing Director of Van Kampen. He joined Van Kampen in 1995.

Douglas A. Funke is a Managing Director of Van Kampen. He joined Van Kampen in 1993.

69

ABOUT THE
PORTFOLIOS
                                       MID-CAP GROWTH PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.	This portfolio’s principal investment strategy is to invest under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential.

Medium market capitalization companies are companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the investment. Companies whose market capitalization falls below $250 million or exceeds the top of that index range after purchase continue to be considered medium capitalization companies for purposes of the portfolio’s 80% investment policy. These criteria are subject to change based on market conditions.

The portfolio manager invests in companies that it believes exhibit some or all of the following characteristics: (i) significant growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams.

This portfolio may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.	The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The portfolio may also purchase securities on a when-issued or delayed delivery basis.

Risks you should be aware of	The Mid-Cap Growth Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with medium capitalizations, which may be riskier and more susceptible to price swings than companies with large capitalizations.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

70

MID-CAP GROWTH PORTFOLIO

Risks you should be aware of (continued)	• derivatives – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives could reduce returns, increase volatility, and are particularly sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• non-diversified – this portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Van Kampen has managed substantially similar accounts see page 82.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83)%

	Average annual total return as of December 31, 2003	1 year	3 years/ Since inception

	Mid-Cap Growth Portfolio[1]	30.39%	(17.55)%
	Russell Midcap Growth Index[2]	42.71%	(6.13)%

[1] Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2] The Russell Midcap Growth Index, an index that measures the performance of those securities in the Russell Midcap Index with a higher than average growth forecast. Results include reinvested dividends.

Who manages the portfolio The Mid-Cap Growth Portfolio is managed by Van Kampen. You’ll find more about Van Kampen on page 77.	The portfolio is managed by Van Kampen’s Small/Mid Cap Growth Team. Current members include:

Dennis P. Lynch is an executive director of Van Kampen. He joined Van Kampen in 1997.

David S. Cohen is an executive director of Van Kampen. He joined Van Kampen in 1993.

71

MANAGING PACIFIC SELECT FUND

Fees and expenses paid by the fund

The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. It also pays for all of the costs of its operations, as well as for other services Pacific Life provides through a support services agreement.

Pacific Life uses part of the advisory fee to pay for the services of the portfolio managers.	The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio’s average daily net assets, based on the year 2003 unless otherwise noted. To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2005.

In 2003, Pacific Life recouped $14,144 from the Aggressive Growth Portfolio, $9,298 from the Financial Services Portfolio, $12,993 from the Technology Portfolio, $13,551 from the Focused 30 Portfolio, $15,294 from the Equity Income Portfolio and $2,683 from the Mid-Cap Growth Portfolio, for adviser’s reimbursement made to the Fund in prior years under the expense limitation agreement.

Portfolio	Advisory fee	Other expenses	12b-1 amounts†	Total expenses	Less adviser’s reimbursement	Total net expenses

	As an annual % of average daily net assets
Blue Chip[1]	0.95	0.04	0.02	1.01	—	1.01
Aggressive Growth[1]	1.00	0.10	0.06	1.16	—	1.16
Diversified Research[1]	0.90	0.07	0.02	0.99	—	0.99
Short Duration Bond[1]	0.60	0.06	—	0.66	—	0.66
I-Net Tollkeeper[1]	1.25	0.06	—	1.31	—	1.31
Financial Services[1]	1.10	0.08	0.03	1.21	—	1.21
Health Sciences[1]	1.10	0.06	0.03	1.19	—	1.19
Technology[1]	1.10	0.16	0.03	1.29	—	1.29
Focused 30[1]	0.95	0.11	—	1.06	—	1.06
Growth LT1	0.75	0.05	0.02	0.82	—	0.82
Mid-Cap Value[1]	0.85	0.05	0.06	0.96	—	0.96
International Value[1]	0.85	0.08	0.02	0.95	—	0.95
Capital Opportunities[1]	0.80	0.07	0.06	0.93	—	0.93
International Large-Cap[1]	1.05	0.10	0.01	1.16	—	1.16
Equity Index[1]	0.25	0.05	—	0.30	—	0.30
Small-Cap Index[1]	0.50	0.06	—	0.56	—	0.56
Multi-Strategy[1]	0.65	0.06	—	0.71	—	0.71
Main Street Core[1]	0.65	0.06	—	0.71	—	0.71
Emerging Markets[1]	1.00	0.25	—	1.25	—	1.25
Inflation Managed[1]	0.60	0.06	—	0.66	—	0.66
Managed Bond[1]	0.60	0.06	—	0.66	—	0.66
Small-Cap Value[1]	0.95	0.07	0.04	1.06	—	1.06
Money Market[1]	0.33	0.04	—	0.37	—	0.37
High Yield Bond[1]	0.60	0.05	—	0.65	—	0.65
Equity Income[1]	0.95	0.10	0.03	1.08	—	1.08
Equity[1]	0.65	0.06	0.04	0.75	—	0.75
Aggressive Equity[1]	0.80	0.06	0.12	0.98	—	0.98
Large-Cap Value[1]	0.85	0.05	0.01	0.91	—	0.91
Comstock[1]	0.95	0.05	0.02	1.02	—	1.02

72

Portfolio	Advisory fee	Other expenses	12b-1 amounts†	Total expenses	Less adviser’s reimbursement	Total net expenses

	As an annual % of average daily net assets
Real Estate	1.10	0.04	—	1.14	—	1.14
Mid-Cap Growth[1]	0.90	0.11	0.05	1.06	—	1.06

[1] Total adjusted net expenses for these portfolios, after deduction of any offset for custodian credits and any 12b-1 fee recapture were: 0.99% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 0.96% for the Diversified Research Portfolio, 0.66% for the Short Duration Bond Portfolio, 1.31% for the I-Net Tollkeeper Portfolio, 1.18% for the Financial Services Portfolio, 1.16% for the Health Sciences Portfolio, 1.26% for the Technology Portfolio, 1.06% for the Focused 30 Portfolio, 0.80% for the Growth LT Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.93% for the International Value Portfolio, 0.87% for the Capital Opportunities Portfolio, 1.15% for the International Large-Cap Portfolio, 0.30% for the Equity Index Portfolio, 0.55% for the Small-Cap Index Portfolio, 0.71% for the Multi-Strategy Portfolio, 0.71% for the Main Street Core Portfolio, 1.24% for the Emerging Markets Portfolio, 0.66% for the Inflation Managed Portfolio, 0.66% for the Managed Bond Portfolio, 1.02% for the Small-Cap Value Portfolio, 0.37% for the Money Market Portfolio, 0.65% for the High Yield Bond Portfolio, 1.05% for the Equity Income Portfolio, 0.71% for the Equity Portfolio, 0.86% for the Aggressive Equity Portfolio, 0.89% for the Large-Cap Value Portfolio, 1.00% for the Comstock Portfolio and 1.00% for the Mid-Cap Growth Portfolio.

† The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions”). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

Examples Keep in mind that this is only an estimate – actual expenses and performance may vary.	The examples that follow are intended to help you compare the cost of investing in Pacific Select Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and Pacific Select Fund’s annual operating expenses remain as stated in the table on pages 72 and 73 throughout the 10-year period. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did.

	Your expenses (in dollars) if you sell your					Your expenses (in dollars) if you sell your
	shares at the end of each period					shares at the end of each period

	1 year	3 years	5 years	10 years		1 year	3 years	5 years	10 years

Portfolio					Portfolio
Blue Chip	103	322	558	1,236	Multi-Strategy	73	227	395	883
Aggressive Growth	118	368	638	1,409	Main Street Core	73	227	395	883
Diversified Research	101	315	547	1,213	Emerging Markets	127	397	686	1,511
Short Duration Bond	67	211	368	822	Inflation Managed	67	211	368	822
I-Net Tollkeeper	133	415	718	1,579	Managed Bond	67	211	368	822
Financial Services	123	384	665	1,466	Small-Cap Value	108	337	585	1,294
Health Sciences	121	378	654	1,443	Money Market	38	119	208	468
Technology	131	409	708	1,556	High Yield Bond	66	208	362	810
Focused 30	108	337	585	1,294	Equity Income	110	343	595	1,317
Growth LT	84	262	455	1,014	Equity	77	240	417	930
Mid-Cap Value	98	306	531	1,178	Aggressive Equity	100	312	542	1,201
International Value	97	303	525	1,166	Large-Cap Value	93	290	504	1,120
Capital Opportunities	95	296	515	1,143	Comstock	104	325	563	1,248
International Large-Cap	118	368	638	1,409	Real Estate	116	362	628	1,386
Equity Index	31	97	169	381	Mid-Cap Growth	108	337	585	1,294
Small-Cap Index	57	179	313	701

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MANAGING PACIFIC SELECT FUND

About the portfolio managers	This section provides information about the firms that manage the Pacific Select Fund portfolios.

Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, California 92660	Founded in 1868, Pacific Life Insurance Company (Pacific Life), the adviser and administrator of the fund, provides life and health insurance products, individual annuities, mutual funds, group employee benefits, and offers to individuals, businesses and pension plans a variety of investment products and services. The Pacific Life family of companies currently has as clients more than half of the 100 largest U.S. companies. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the fund’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Some of the portfolios are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these portfolio managers.

Pacific Life, subject to the review of the fund’s board, has ultimate responsibility to oversee the other portfolio managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change.

A I M Capital Management, Inc. 11 Greenway Plaza Houston, Texas 77046	A I M Capital Management, Inc. (AIM) was founded in 1986 and together with its affiliates manages over 200 investment portfolios with approximately $149 billion as of December 31, 2003. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

AIM manages the Blue Chip Portfolio and the Aggressive Growth Portfolio.

Capital Guardian Trust Company 333 South Hope Street Los Angeles, California 90071	Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which is in turn a subsidiary of The Capital Group Companies, Inc., was established in 1968 as a non-depository trust company. As of December 31, 2003, Capital Guardian managed approximately $146 billion, primarily for large institutional clients.

Capital Guardian uses a multiple portfolio management system under which a group of portfolio managers each have investment discretion over a portion of a client’s account. Portfolio management is supported by the research efforts of over 170 investment professionals. Capital Group International, Inc. spent approximately $120 million in 2003 on its research efforts.

Capital Guardian manages the Diversified Research Portfolio.

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Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005	Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2003, Goldman Sachs, along with other units of IMD, had assets under management of approximately $376 billion.

Goldman Sachs manages the Short Duration Bond Portfolio and the I-Net Tollkeeper PortfolioSM. I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.

INVESCO Institutional (N.A.), Inc. One Midtown Plaza 1360 Peachtree Street, N.E., Suite 100 Atlanta, GA 30309	INVESCO Institutional (N.A.), Inc. (INVESCO) is a registered investment adviser and, together with its affiliates, managed over 200 portfolios as of December 31, 2003. As of December 31, 2003, INVESCO, together with its affiliates, managed approximately $149 billion in assets. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

INVESCO manages the Financial Services Portfolio, the Health Sciences Portfolio and the Technology Portfolio.

Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206
Founded in 1969, Janus Capital Management LLC (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc., parent company of Janus, had approximately $151.5 billion in assets under management as of December 31, 2003.

The Janus investment team focuses on individual companies, using an investment process supported by the company’s 22 portfolio managers and 39 securities analysts.

Janus manages the Growth LT Portfolio and the Focused 30 Portfolio.

Lazard Asset Management LLC, a subsidiary of Lazard Frères & Co. LLC 30 Rockefeller Plaza New York, New York 10112	Lazard Asset Management LLC (Lazard), is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company. Lazard Frères provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69 billion as of December 31, 2003.

Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

Lazard manages the Mid-Cap Value Portfolio and the International Value Portfolio.

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MANAGING PACIFIC SELECT FUND

MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116	Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $140 billion as of December 31, 2003.

MFS manages the Capital Opportunities Portfolio and the International Large-Cap Portfolio.

Mercury Advisors 800 Scudders Mill Road Plainsboro, New Jersey 08536	Mercury Advisors (Mercury Advisors) is a division of Merrill Lynch Investment Managers (MLIM). MLIM is the world’s third largest active global investment management organization, managing $500 billion in assets as of December 31, 2003. MLIM has both experience and expertise to offer a broad range of investment services to many diversified market segments. MLIM is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Advisors.

Mercury Advisors manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street New York, New York 10281	OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the United States, with more than $150 billion in assets under management as of December 31, 2003. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

Oppenheimer manages the Multi-Strategy Portfolio, the Main Street® Core Portfolio and the Emerging Markets Portfolio. Main Street is a registered trademark of Oppenheimer.

Pacific Investment Management
Company LLC
840 Newport Center Drive,
Suite 300
Newport Beach, California 92660

NFJ Investment Group L.P.
2121 San Jacinto, Suite 1840
Dallas, Texas 75201

PIMCO Advisors Retail Holdings LLC
1345 Avenue of the Americas
New York, New York 10105	Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 500 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $373 billion in assets under management as of December 31, 2003. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

NFJ Investment Group L.P. (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets of approximately $5.1 billion as of December 31, 2003.

NFJ and PIMCO Advisors Retail Holdings LLC (PIMCO Advisors), (collectively, PIMCO Advisors-NFJ) have joint responsibility for the Small-Cap Value Portfolio: NFJ has principal responsibility for investment management of the portfolio; PIMCO Advisors has certain compliance and oversight responsibilities for the portfolio.

PIMCO, NFJ and PIMCO Advisors are subsidiaries of Allianz Dresdner Asset Management of America L.P. (ADAM LP). Allianz Aktiengesellschaft (AG) is the indirect majority owner of ADAM LP. Allianz AG is a European-based, multinational insurance and financial services holding company. ADAM LP including all advisory affiliates had approximately $494 billion in assets under management as of December 31, 2003. Pacific Life holds an indirect minority interest in ADAM LP.

PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio. PIMCO Advisors-NFJ manages the Small-Cap Value Portfolio.

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Putnam Investment Management, LLC One Post Office Square Boston, MA 02109	Putnam Investment Management, LLC (Putnam) is one of the oldest and largest money management firms in the U.S. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 2003, Putnam and its affiliates managed approximately $240 billion in assets.

Putnam manages the Equity Income Portfolio, the Equity Portfolio and the Aggressive Equity Portfolio.

Salomon Brothers Asset Management Inc 399 Park Avenue New York, NY 10022	Established in 1987, Salomon Brothers Asset Management Inc (SaBAM) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2003, SaBAM had $65.1 billion in assets under management. SaBAM is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services – asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

SaBAM manages the Large-Cap Value Portfolio.

Van Kampen 1221 Avenue of the Americas New York, New York 10020	Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to these portfolios) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses – securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $421 billion in assets as of December 31, 2003. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

Van Kampen manages the Comstock Portfolio, the Real Estate Portfolio and the Mid-Cap Growth Portfolio.

77

MANAGING PACIFIC SELECT FUND

How the fund is organized	The Pacific Select Fund is organized as a Massachusetts business trust. Its business and affairs are managed by its board of trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund’s declaration of trust protects shareholders from liability.

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. You’ll find more information about taxation in the fund’s SAI.

The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

PERFORMANCE OF COMPARABLE ACCOUNTS

About the composites	This section shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage a portfolio has performed in the past. It does not show you how the portfolios have performed or will perform.

When showing comparable performance, the manager generally includes all accounts of the manager with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account’s performance from the presentations that follow, or that are shown in About the portfolios, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager’s performance, or that do not meet other established criteria to be included in a published composite. The composites do not reflect the deduction of mutual fund sales loads, if applicable. Performance information has been provided by the managers and is not within the control of and has not been independently verified by Pacific Life.

Van Kampen’s composite results are equal weighted and calculated monthly. All other composite’s results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values (or monthly returns in the case of Van Kampen) include income accruals.

The overall performance of mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective portfolio managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the portfolio manager or Pacific Life.

78

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

This chart does not show you the performance of the Short Duration Bond Portfolio — it shows the performance of similar accounts managed by Goldman Sachs.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the GSAM U.S. Short Duration Fixed Income Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Short Duration Bond Portfolio. As of 12/31/03 the composite consisted of 17 advisory accounts, including 6 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Short Duration Bond Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Short Duration Bond Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/Period 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1 year 5 years 10 years	GSAM U.S. Short Duration Fixed Income Composite (%)[1] 1.22 5.01 6.81 7.03 2.16 4.40 5.67 4.11 9.24 (0.39) 1.22 4.42 4.49	Merrill Lynch 1-3 Year Treasury Index (%)[2] ------------- 1.90 5.76 8.30 7.99 3.06 7.00 6.66 4.98 11.00 0.57 1.90 5.37 5.68

[1]	This column shows performance after the highest advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Short Duration Bond Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees, operating expenses and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2] The Merrill Lynch 1-3 Year Treasury Index, an index of U.S. treasury issues that have maturities from one to three years. Results include reinvested dividends.

MFS INVESTMENT MANAGEMENT

This chart does not show you the performance of the International Large-Cap Portfolio — it shows the performance of similar accounts managed by MFS.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the MFS International Equity Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the International Large-Cap Portfolio. As of 12/31/03 the composite consisted of 19 advisory accounts, none of which were mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the International Large-Cap Portfolio has performed or will perform. Total returns represent past performance of the composite and not the International Large-Cap Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/Period 2003 2002 2001 2000 1999 1998 1997 1996[3] 1 year 3 years 5 years Since inception[3]	MFS International Equity Composite (%)[1] 30.63 (7.87) (15.29) (8.97) 33.25 8.21 13.34 16.66 30.63 0.65 4.34 7.56	MSCI EAFE Index (%)[2] 38.59 (15.94) (21.44) (14.17) 26.96 20.00 1.78 6.05 38.59 (2.91) (0.05) 3.22

[1]	This column shows performance after actual advisory fees and operating expenses charged to the mutual funds in the composite have been deducted. For the accounts other than the mutual funds, the maximum institutional fees charged by MFS for this product has been deducted from the gross performance of the institutional portfolios and does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower. The International Large-Cap Portfolio’s fees and expenses may be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2] The MCSI EAFE Index, is comprised of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

[3] The inception date of the composite was 3/1/96.

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PERFORMANCE OF COMPARABLE ACCOUNTS

OPPENHEIMERFUNDS, INC.

This chart does not show you the performance of the Multi-Strategy Portfolio — it shows the performance of similar accounts managed by Oppenheimer.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the Oppenheimer Multiple Strategies Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Multi-Strategy Portfolio. As of 12/31/03 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Multi-Strategy Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Multi-Strategy Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/ Period 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1 year 5 years 10 years	Oppenheimer Multiple Strategies Composite (%)[1] 24.39 (10.50) 1.95 6.51 11.17 6.86 17.51 16.13 21.93 (1.79) 24.39 6.08 8.95	Lehman Brothers Aggregate Bond Index (%)[2] 4.10 10.27 8.42 11.63 (0.83) 8.67 9.68 3.61 18.48 (2.92) 4.10 6.62 6.95	S&P 500 Index (%)[3] 28.67 (22.09) (11.88) (9.11) 21.04 28.58 33.36 23.07 37.43 1.31 28.67 (0.57) 11.06

[1]	This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Multi-Strategy Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]	The Lehman Brothers Aggregate Bond Index, an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

[3]	The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

This chart does not show you the performance of the Main Street Core Portfolio — it shows the performance of similar accounts managed by Oppenheimer.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the Oppenheimer Main Street Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Main Street Core Portfolio. As of 12/31/03 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Main Street Core Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Main Street Core Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/ Period 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1 year 5 years 10 years	Oppenheimer Main Street Composite (%)[1] 26.92 (19.34) (10.42) (8.03) 17.40 24.27 26.77 15.92 30.76 (1.53) 26.92 (0.15) 8.97	S&P 500 Index (%)[2] 28.67 (22.09) (11.88) (9.11) 21.04 28.58 33.36 23.07 37.43 1.31 28.67 (0.57) 11.06

[1]	This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Main Street Core Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]	The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

80

OPPENHEIMERFUNDS, INC.

This chart does not show you the performance of the Emerging Markets Portfolio — it shows the performance of a similar account managed by Oppenheimer.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the Class A shares of a mutual fund managed by Oppenheimer. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the Emerging Markets Portfolio.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Emerging Markets Portfolio has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the Emerging Markets Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/ Period 2003 2002 2001 2000 1999 1998 1997 1996[3] 1 year 3 years 5 years Since Inception[3]	Oppenheimer-managed mutual fund, Class A (%) [1] 65.23 (1.60) (5.73) (5.26) 82.30 (19.36) 14.09 1.50 65.23 15.30 21.50 13.56	MSCI Emerging Markets Free Index (%)[2] 55.82 (6.00) (2.37) (30.61) 66.41 (25.34) (11.58) 0.45 55.82 12.50 10.40 N/A

[1]	This column shows performance (calculated in accordance with SEC standards) of a comparable Oppenheimer-managed fund after Class A advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds. The Emerging Markets Portfolio’s fees and expenses may be higher than those reflected in the comparable fund, which would reduce performance.

[2]	The MSCI Emerging Markets Free Index, an index that is typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

[3]	The inception date of the Oppenheimer-managed mutual fund was 11/18/96. Total returns and expenses are not annualized for the first year of operations.

PIMCO ADVISORS RETAIL HOLDINGS LLC AND NFJ INVESTMENT GROUP L.P.

This chart does not show you the performance of the Small-Cap Value Portfolio — it shows the performance of similar accounts managed by NFJ.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the NFJ Small-Cap Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Small-Cap Value Portfolio. As of 12/31/03 the composite consisted of 25 advisory accounts, including 1 mutual fund.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Small-Cap Value Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Small-Cap Value Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/ Period 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1 year 5 years 10 years	NFJ Small-Cap Value Composite (%)[1] 30.84 2.82 19.06 22.64 (6.33) (9.49) 39.20 28.74 25.26 (4.32) 30.84 12.96 13.52	Russell 2000 Value Index (%)[2] 46.03 (11.43) 14.03 22.83 (1.49) (6.45) 31.78 21.37 25.75 (1.55) 46.03 12.28 12.70

[1]	This column shows performance after actual advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Small-Cap Value Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2]	The Russell 2000 Value Index, an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

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PERFORMANCE OF COMPARABLE ACCOUNTS

VAN KAMPEN

This chart does not show you the performance of the Comstock Portfolio — it shows the performance of similar accounts managed by Van Kampen.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Comstock Portfolio. As of 12/31/03 the composite consisted of 6 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Comstock Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Comstock Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/ Period 2003 2002 2001 2000 1999 1998 1997 1996[3] 1 year 3 years 5 years Since Inception[3]	Van Kampen Comstock Composite (%)[1] 30.82 (20.27) (2.19) 30.88 2.12 19.47 29.24 7.54 30.82 0.67 6.40 12.07	S&P 500 Index (%) [2] 28.67 (22.09) (11.88) (9.11) 21.04 28.58 33.36 5.48 28.67 (4.05) (0.57) 8.18

[1]	This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Comstock Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]	The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]	The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

This chart does not show you the performance of the Mid-Cap Growth Portfolio — it shows the performance of similar accounts managed by Van Kampen.
Annual total returns/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the Van Kampen Mid- Cap Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Mid-Cap Growth Portfolio. As of 12/31/03 the composite consisted of 4 advisory accounts, including 3 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Mid-Cap Growth Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Mid-Cap Growth Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/ Period 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1 year 5 years 10 years	Van Kampen Mid-Cap Growth Composite (%)[1] 41.33 (31.03) (29.93) (7.67) 64.41 37.24 32.68 19.04 36.25 (5.39) 41.33 0.73 11.22	Russell Midcap Growth Index (%) [2] 42.71 (27.41) (20.15) (11.75) 51.29 17.86 22.54 17.48 33.98 (2.16) 42.71 2.01 9.40

[1]	This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Mid-Cap Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2]	The Russell Midcap Growth Index, an index of 800 securities that have higher price-to-book ratios and higher forecasted growth values than securities in the Russell Midcap Value Index. Results include reinvested dividends.

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INFORMATION FOR INVESTORS

Fund availability You’ll find information about how this works in the product prospectus or offering memorandum.	The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the fund’s portfolios – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then invest in the portfolios of the Pacific Select Fund according to the investment options you’ve chosen. Accordingly, the fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, all of the variable life insurance policies and annuity contracts which use Pacific Select Fund as their investment vehicle do have certain restrictions on the number of transfers or exchanges that contract owners may make. The fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules.

How share prices are calculated	Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. The NAV per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For any transaction, the NAV that will apply is the NAV calculated after receipt by Pacific Life or PL&A of a request to buy, sell or exchange shares.

An example of how we calculate net asset value per share $80 million portfolio’s assets - $3 million portfolio’s liabilities $77 million ÷ 7 million outstanding shares = $11 net asset value per share	In general, the value of each security is based on its actual or estimated market value, with special provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Pricing data is obtained from various sources approved by the board of trustees. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In unusual circumstances, the fund may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

A delay in calculating NAV may happen in any of the following situations:
• the NYSE closes on a day other than a regular holiday or weekend
• trading on the NYSE is restricted
• an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations not practicable
• the SEC permits a delay for the protection of shareholders.

83

INFORMATION FOR INVESTORS

Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.	Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the portfolio’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Life or see the SAI.

Distribution arrangements	As noted previously, Pacific Select Fund serves as an investment vehicle for variable annuity and variable life insurance products issued by Pacific Life Insurance Company and Pacific Life & Annuity Company. While there is no sales load on shares of Pacific Select Fund, Pacific Select Distributors, Inc. or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies. Refer to the product prospectus or the offering memorandum for a description of these incentives and a discussion of the conflicts of interest that may be created by this compensation.

Brokerage enhancement plan

The brokerage enhancement plan was adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset – brokerage – to help promote distribution of the fund’s shares.	The fund has adopted a brokerage enhancement plan under which the fund, through its distributor, Pacific Select Distributors, Inc., can ask Pacific Life and each of the fund’s portfolio managers to allocate brokerage transactions to particular broker-dealers subject to best price and execution, to help promote the distribution of the fund’s shares. In return for brokerage transactions, certain broker-dealers may give brokerage credits, other benefits or services or other compensation that, under the plan, may be used with broker-dealers to help obtain certain distribution-related activities or services. These credits or other compensation may be applied toward another service or benefit provided by a broker-dealer such as (but not limited to) the ability to promote the fund at a conference or meeting sponsored by a broker-dealer.

The plan is not expected to increase brokerage costs to a portfolio. The granting of brokerage credits or receipt of other compensation under the plan may be a factor considered by a portfolio manager or the adviser in allocating brokerage. In addition, a portfolio manager or the adviser is always free to consider the sale of fund shares or variable contracts in allocating brokerage.

Dividends and distributions	The fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:

Debt portfolios (Money Market, Short Duration Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios): • Dividends declared and paid monthly

All other portfolios: • Dividends declared and paid annually

Dividends may be declared less frequently if it is advantageous to the portfolio, but in no event less frequently than annually.

84

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested.

The information in the financial highlights tables for the years 1999 through 2003 is included and can be read in conjunction with the fund’s financial statements, which are in the fund’s annual report dated as of December 31, 2003. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Please turn to the back cover to find out how you can get a copy of the annual report.

	Blue Chip Portfolio				Aggressive Growth Portfolio

		2001[3]	2002	2003	2001[3]	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.14	6.02	10.00	8.02	6.23

Plus income from investment operations
Net investment income (loss)	$	0.01	0.01	0.02	(0.03)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	$	(1.86)	(2.12)	1.51	(1.95)	(1.75)	1.71

Total from investment operations	$	(1.85)	(2.11)	1.53	(1.98)	(1.79)	1.66

Less distributions
Dividends from net investment income	$	(0.01)	(0.01)	(0.02)	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–

Total distributions	$	(0.01)	(0.01)	(0.02)	–	–	–
Net asset value, end of year	$	8.14	6.02	7.53	8.02	6.23	7.89

Total investment return[1]	%	(18.57)	(25.94)	25.36	(19.78)	(22.32)	26.66

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	531,021	582,873	1,106,881	89,520	45,326	69,306
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.00	1.00	0.99	1.10	1.10	1.10
• before expense reductions	%	1.04	1.01	1.01	1.24	1.13	1.16
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	0.11	0.16	0.28	(0.65)	(0.77)	(0.76)
• before expense reductions[2]	%	0.07	0.14	0.26	(0.79)	(0.80)	(0.82)
Portfolio turnover rate	%	23.71	36.04	29.95	83.91	121.51	91.15

	Diversified Research Portfolio					Short Duration Bond Portfolio

		2000[3]	2001	2002	2003	2003[3]

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	10.99	10.66	8.06	10.00

Plus income from investment operations
Net investment income	$	0.03	0.02	0.03	0.03	0.17
Net realized and unrealized gain (loss) on investments	$	0.99	(0.33)	(2.61)	2.59	(0.07)

Total from investment operations	$	1.02	(0.31)	(2.58)	2.62	0.10

Less distributions
Dividends from net investment income	$	(0.03)	(0.02)	(0.02)	(0.03)	(0.17)
Distributions from capital gains	$	–	–	–	–	–

Total distributions	$	(0.03)	(0.02)	(0.02)	(0.03)	(0.17)
Net asset value, end of year		$10.99	10.66	8.06	10.65	9.93

Total investment return[1]	%	10.21	(2.74)	(24.19)	32.63	0.96

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	144,898	242,648	213,197	400,630	891,899
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.98	0.94	0.95	0.96	0.66
• before expense reductions	%	0.99	0.96	0.97	0.99	0.66
Ratios of net investment income to average net assets
• after expense reductions	%	0.51	0.28	0.32	0.38	2.74
• before expense reductions[2]	%	0.50	0.26	0.30	0.36	2.74
Portfolio turnover rate	%	23.71	34.80	35.32	23.56	227.50

85

FINANCIAL HIGHLIGHTS

	I-Net Tollkeeper Portfolio					Financial Services Portfolio

		2000[3]	2001	2002	2003	2001[3]	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	6.78	4.48	2.75	10.00	9.25	7.88

Plus income from investment operations
Net investment income (loss)	$	(0.04)	(0.08)	0.08	(0.03)	0.02	0.04	0.06
Net realized and unrealized gain (loss) on investments	$	(3.18)	(2.22)	(1.81)	1.22	(0.75)	(1.39)	2.23

Total from investment operations	$	(3.22)	(2.30)	(1.73)	1.19	(0.73)	(1.35)	2.29

Less distributions
Dividends from net investment income	$	–	–	–	–	(0.02)	(0.02)	(0.07)
Distributions from capital gains	$	–	–	–	–	–	–	–

Total distributions	$	–	–	–	–	(0.02)	(0.02)	(0.07)
Net asset value, end of year	$	6.78	4.48	2.75	3.94	9.25	7.88	10.10

Total investment return[1]	%	(32.17)	(33.89)	(38.62)	43.22	(7.28)	(14.59)	29.00

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	115,554	74,294	42,569	71,047	61,968	66,297	100,145
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.60	1.57	1.43	1.31	1.20	1.20	1.18
• before expense reductions	%	1.63	1.57	1.44	1.31	1.34	1.25	1.21
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(1.03)	(1.35)	(1.32)	(1.09)	0.43	0.48	0.78
• before expense reductions[2]	%	(1.06)	(1.35)	(1.32)	(1.09)	0.29	0.44	0.74
Portfolio turnover rate	%	47.56	46.78	53.36	47.46	82.16	86.15	68.28

	Health Sciences Portfolio				Technology Portfolio

		2001[3]	2002	2003	2001[3]	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.23	7.08	10.00	5.91	3.17

Plus income from investment operations
Net investment loss	$	(0.02)	(0.02)	(0.02)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	$	(0.75)	(2.13)	1.99	(4.07)	(2.73)	1.37

Total from investment operations	$	(0.77)	(2.15)	1.97	(4.09)	(2.74)	1.35

Less distributions
Dividends from net investment income	$	–	–	–	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–

Total distributions	$	–	–	–	–	–	–
Net asset value, end of year	$	9.23	7.08	9.05	5.91	3.17	4.52

Total investment return[1]	%	(7.69)	(23.30)	27.82	(40.94)	(46.34)	42.58

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	86,911	76,952	122,741	52,160	41,249	124,044
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.20	1.16	1.16	1.20	1.20	1.26
• before expense reductions	%	1.24	1.21	1.19	1.31	1.20	1.29
Ratios of net investment loss to average net assets
• after expense reductions	%	(0.42)	(0.51)	(0.29)	(0.71)	(0.95)	(1.01)
• before expense reductions[2]	%	(0.46)	(0.55)	(0.32)	(0.82)	(0.95)	(1.04)
Portfolio turnover rate	%	94.37	139.61	114.39	69.22	106.38	144.41

86

	Focused 30 Portfolio					Growth LT Portfolio

		2000[3]	2001	2002	2003	1999	2000	2001	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.22	7.12	5.02	26.20	47.67	31.30	18.59	13.08

Plus income from investment operations
Net investment income (loss)	$	0.04	0.01	(0.01)	(0.02)	0.15	0.33	0.19	(0.04)	(0.09)
Net realized and unrealized gain (loss) on investments	$	(1.78)	(1.11)	(2.08)	2.14	23.95	(9.43)	(8.71)	(5.32)	4.53

Total from investment operations	$	(1.74)	(1.10)	(2.09)	2.12	24.10	(9.10)	(8.52)	(5.36)	4.44

Less distributions
Dividends from net investment income	$	(0.04)	–	(0.01)	–	–	(0.22)	(0.26)	(0.15)	–
Distributions from capital gains	$	–	–	–	–	(2.63)	(7.05)	(3.93)	–	–

Total distributions	$	(0.04)	–	(0.01)	–	(2.63)	(7.27)	(4.19)	(0.15)	–
Net asset value, end of year	$	8.22	7.12	5.02	7.14	47.67	31.30	18.59	13.08	17.52

Total investment return[1]	%	(17.39)	(13.35)	(29.41)	42.26	98.08	(21.70)	(29.55)	(28.97)	33.98

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	48,949	58,095	38,092	74,054	3,655,851	3,575,195	2,280,990	1,439,900	1,748,854
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.05	1.05	1.05	1.06	0.79	0.79	0.79	0.79	0.80
• before expense reductions	%	1.37	1.06	1.05	1.06	0.79	0.80	0.82	0.87	0.82
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	2.15	0.17	(0.26)	(0.45)	(0.33)	0.30	0.31	0.09	(0.13)
• before expense reductions[2]	%	1.83	0.17	(0.26)	(0.45)	(0.33)	0.30	0.27	0.01	(0.15)
Portfolio turnover rate	%	23.51	213.23	164.99	65.97	111.56	68.37	90.93	113.39	48.90

	Mid-Cap Value Portfolio						International Value Portfolio

		1999[3]	2000	2001	2002	2003	1999	2000	2001[4]	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.00	10.50	12.90	14.16	11.39	15.80	18.49	15.85	12.06	10.27

Plus income from investment operations
Net investment income		$0.02	0.05	0.10	0.06	0.06	0.06	0.09	0.08	0.19	0.16
Net realized and unrealized gain (loss) on investments		$0.50	2.54	1.60	(1.98)	3.25	3.37	(2.19)	(3.50)	(1.87)	2.68

Total from investment operations		$0.52	2.59	1.70	(1.92)	3.31	3.43	(2.10)	(3.42)	(1.68)	2.84

Less distributions
Dividends from net investment income		$(0.02)	(0.05)	(0.10)	(0.05)	(0.07)	(0.12)	(0.02)	(0.14)	(0.11)	(0.19)
Distributions from capital gains		$–	(0.14)	(0.34)	(0.80)	–	(0.62)	(0.52)	(0.22)	–	–
Tax basis return of capital		$–	–	–	–	–	–	–	(0.01)	–	–

Total distributions		$(0.02)	(0.19)	(0.44)	(0.85)	(0.07)	(0.74)	(0.54)	(0.37)	(0.11)	(0.19)
Net asset value, end of year		$10.50	12.90	14.16	11.39	14.63	18.49	15.85	12.06	10.27	12.92

Total investment return[1]	%	5.22	24.91	13.30	(14.46)	29.10	22.82	(11.40)	(21.87)	(13.91)	27.71

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$107,434	406,528	826,958	718,932	1,141,905	1,683,446	1,635,737	1,131,999	995,973	1,593,347
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.97	0.88	0.89	0.90	0.89	1.01	0.96	0.93	0.93	0.93
• before expense reductions	%	0.97	0.98	1.00	0.97	0.96	1.01	0.96	0.93	0.93	0.95
Ratios of net investment income to average net assets
• after expense reductions	%	0.44	0.57	0.83	0.48	0.56	1.12	1.09	1.06	1.50	1.79
• before expense reductions[2]	%	0.44	0.47	0.72	0.41	0.50	1.12	1.09	1.06	1.50	1.77
Portfolio turnover rate	%	84.14	136.97	148.32	115.94	87.60	55.56	63.27	91.89	14.67	12.76

87

FINANCIAL HIGHLIGHTS

	Capital Opportunities Portfolio				International Large-Cap Portfolio

		2001[3]	2002	2003	2000[3]	2001	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.44	6.17	10.00	7.84	6.36	5.19

Plus income from investment operations
Net investment income	$	0.01	0.02	0.03	0.06	0.05	0.07	0.03
Net realized and unrealized gain (loss) on investments	$	(1.56)	(2.28)	1.64	(2.21)	(1.48)	(1.18)	1.54

Total from investment operations	$	(1.55)	(2.26)	1.67	(2.15)	(1.43)	(1.11)	1.57

Less distributions
Dividends from net investment income	$	(0.01)	(0.01)	(0.03)	(0.01)	(0.05)	(0.06)	(0.07)
Distributions from capital gains	$	–	–	–	–	–	–	–

Total distributions	$	(0.01)	(0.01)	(0.03)	(0.01)	(0.05)	(0.06)	(0.07)
Net asset value, end of year	$	8.44	6.17	7.81	7.84	6.36	5.19	6.69

Total investment return[1]	%	(15.54)	(26.78)	27.13	(21.51)	(18.29)	(17.63)	30.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	154,091	145,983	256,842	362,768	504,787	491,693	1,098,950
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.91	0.87	0.87	1.17	1.14	1.15	1.15
• before expense reductions	%	0.94	0.93	0.93	1.17	1.14	1.15	1.16
Ratios of net investment income to average net assets
• after expense reductions	%	0.19	0.27	0.49	0.41	0.44	0.59	0.73
• before expense reductions[2]	%	0.16	0.21	0.43	0.41	0.44	0.59	0.71
Portfolio turnover rate	%	98.40	103.67	66.44	21.25	25.64	28.96	131.03

	Equity Index Portfolio						Small-Cap Index Portfolio

		1999	2000[5]	2001	2002	2003	1999[3]	2000[5]	2001	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year		$32.33	38.41	34.12	29.54	20.91	10.00	11.74	11.13	10.30	8.06

Plus income from investment operations
Net investment income		$0.39	0.35	0.33	0.32	0.36	0.06	0.13	0.10	0.07	0.06
Net realized and unrealized gain (loss) on investments		$6.24	(3.88)	(4.46)	(6.56)	5.55	1.87	(0.55)	0.08	(2.24)	3.69

Total from investment operations		$6.63	(3.53)	(4.13)	(6.24)	5.91	1.93	(0.42)	0.18	(2.17)	3.75

Less distributions
Dividends from net investment income		$(0.39)	(0.35)	(0.33)	(0.32)	(0.36)	(0.06)	(0.13)	(0.09)	(0.07)	(0.06)
Distributions from capital gains		$(0.16)	(0.41)	(0.12)	(2.07)	–	(0.13)	(0.06)	(0.92)	–	–

Total distributions		$(0.55)	(0.76)	(0.45)	(2.39)	(0.36)	(0.19)	(0.19)	(1.01)	(0.07)	(0.06)
Net asset value, end of year		$38.41	34.12	29.54	20.91	26.46	11.74	11.13	10.30	8.06	11.75

Total investment return[1]	%	20.59	(9.29)	(12.15)	(22.34)	28.29	19.36	(3.61)	1.74	(21.19)	46.53

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$2,423,611	2,585,065	2,009,221	1,460,074	1,641,092	115,052	182,355	219,725	301,367	645,568
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.20	0.29	0.29	0.29	0.30	0.75	0.60	0.57	0.56	0.55
• before expense reductions	%	0.21	0.29	0.29	0.29	0.30	0.94	0.62	0.57	0.56	0.56
Ratios of net investment income to average net assets
• after expense reductions	%	1.14	0.96	1.06	1.31	1.49	0.99	1.18	1.05	0.91	0.80
• before expense reductions[2]	%	1.13	0.96	1.06	1.31	1.49	0.80	1.16	1.05	0.91	0.80
Portfolio turnover rate	%	4.16	4.13	4.58	10.07	1.00	52.06	67.45	51.78	49.51	19.09

88

	Multi-Strategy Portfolio						Main Street Core Portfolio

		1999	2000	2001	2002	2003[6]	1999	2000	2001	2002	2003[6]

OPERATING PERFORMANCE
Net asset value, beginning of year		$17.32	16.98	15.40	14.82	12.48	26.89	27.75	23.46	20.98	14.89

Plus income from investment operations
Net investment income		$0.44	0.44	0.38	0.28	0.21	0.24	0.22	0.16	0.14	0.16
Net realized and unrealized gain (loss) on investments		$0.74	(0.33)	(0.56)	(2.20)	2.69	3.20	(1.98)	(2.23)	(6.10)	3.86

Total from investment operations		$1.18	0.11	(0.18)	(1.92)	2.90	3.44	(1.76)	(2.07)	(5.96)	4.02

Less distributions
Dividends from net investment income		$(0.43)	(0.43)	(0.37)	(0.28)	(0.22)	(0.24)	(0.22)	(0.15)	(0.13)	(0.17)
Distributions from capital gains		$(1.09)	(1.26)	(0.03)	(0.14)	–	(2.34)	(2.31)	(0.26)	–	–

Total distributions		$(1.52)	(1.69)	(0.40)	(0.42)	(0.22)	(2.58)	(2.53)	(0.41)	(0.13)	(0.17)
Net asset value, end of year		$16.98	15.40	14.82	12.48	15.16	27.75	23.46	20.98	14.89	18.74

Total investment return[1]	%	7.04	0.75	(1.15)	(13.06)	23.28	13.26	(6.71)	(8.87)	(28.40)	26.96

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$739,506	762,502	760,507	554,049	622,688	1,813,224	1,940,766	1,300,440	744,629	1,172,300
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.70	0.69	0.69	0.70	0.71	0.70	0.69	0.69	0.69	0.71
• before expense reductions	%	0.70	0.70	0.70	0.70	0.71	0.70	0.69	0.71	0.71	0.71
Ratios of net investment income to average net assets
• after expense reductions	%	2.57	2.68	2.55	2.00	1.50	0.91	0.85	0.68	0.73	1.05
• before expense reductions[2]	%	2.56	2.67	2.54	1.99	1.49	0.91	0.84	0.66	0.72	1.05
Portfolio turnover rate	%	196.97	237.43	220.34	336.62	261.98	69.34	45.41	40.87	71.88	85.27

	Emerging Markets Portfolio						Inflation Managed Portfolio

		1999	2000[7]	2001	2002	2003[6]	1999[8]	2000[8]	2001[8]	2002[8]	2003

OPERATING PERFORMANCE
Net asset value, beginning of year		$6.85	10.48	6.73	6.14	5.93	10.98	10.10	10.68	10.73	12.06

Plus income from investment operations
Net investment income (loss)		$0.03	(0.03)	0.04	0.03	0.10	0.52	0.59	0.41	0.11	(0.09)
Net realized and unrealized gain (loss) on investments		$3.63	(3.71)	(0.62)	(0.21)	3.96	(0.74)	0.57	0.04	1.52	1.04

Total from investment operations		$3.66	(3.74)	(0.58)	(0.18)	4.06	(0.22)	1.16	0.45	1.63	0.95

Less distributions
Dividends from net investment income		$(0.03)	(0.01)	(0.01)	(0.03)	(0.08)	(0.52)	(0.58)	(0.40)	(0.12)	(0.01)
Distributions from capital gains		$–	–	–	–	–	(0.14)	–	–	(0.18)	(0.78)

Total distributions		$(0.03)	(0.01)	(0.01)	(0.03)	(0.08)	(0.66)	(0.58)	(0.40)	(0.30)	(0.79)
Net asset value, end of year		$10.48	6.73	6.14	5.93	9.91	10.10	10.68	10.73	12.06	12.22

Total investment return[1]	%	53.56	(35.69)	(8.68)	(3.07)	68.50	(1.95)	11.85	4.27	15.45	8.24

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$217,030	178,903	163,150	148,690	320,113	428,174	572,827	620,494	1,300,657	1,644,339
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.41	1.30	1.31	1.33	1.24	0.66	0.62	0.66	0.64	0.66
• before expense reductions	%	1.42	1.30	1.32	1.33	1.25	0.66	0.65	0.67	0.64	0.66
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	0.74	0.01	0.92	0.42	1.71	5.14	5.79	3.80	1.41	(0.54)
• before expense reductions[2]	%	0.74	–	0.91	0.42	1.70	5.13	5.76	3.79	1.41	(0.54)
Portfolio turnover rate	%	48.52	120.01	84.53	136.43	20.26	370.28	589.38	873.05	621.35	1,024.08

89

FINANCIAL HIGHLIGHTS

	Managed Bond Portfolio						Small-Cap Value Portfolio

		1999[8]	2000[8]	2001[8]	2002[8]	2003	2003[3]

OPERATING PERFORMANCE
Net asset value, beginning of year		$11.38	10.33	10.82	11.03	11.59	10.00

Plus income from investment operations
Net investment income		$0.59	0.68	0.55	0.55	0.49	0.11
Net realized and unrealized gain (loss) on investments		$(0.79)	0.47	0.23	0.62	0.20	2.59

Total from investment operations		$(0.20)	1.15	0.78	1.17	0.69	2.70

Less distributions
Dividends from net investment income		$(0.59)	(0.66)	(0.57)	(0.52)	(0.50)	(0.10)
Distributions from capital gains		$(0.26)	–	–	(0.09)	(0.62)	–

Total distributions		$(0.85)	(0.66)	(0.57)	(0.61)	(1.12)	(0.10)
Net asset value, end of year		$10.33	10.82	11.03	11.59	11.16	12.60

Total investment return[1]	%	(1.91)	11.53	7.33	10.93	6.24	26.93

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,090,978	1,613,748	2,353,055	2,629,300	2,619,647	318,718
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.65	0.64	0.64	0.65	0.66	1.02
• before expense reductions	%	0.66	0.65	0.65	0.65	0.66	1.06
Ratios of net investment income to average net assets
• after expense reductions	%	5.64	6.44	5.11	4.55	4.02	1.79
• before expense reductions[2]	%	5.63	6.43	5.10	4.55	4.02	1.75
Portfolio turnover rate	%	374.74	406.54	412.87	379.20	568.34	44.21

	Money Market Portfolio						High Yield Bond Portfolio

		1999	2000	2001	2002	2003	1999	2000[8]	2001[8]	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year		$10.05	10.08	10.09	10.09	10.09	9.34	8.81	7.70	7.07	6.28

Plus income from investment operations
Net investment income		$0.46	0.60	0.38	0.14	0.08	0.78	0.82	0.73	0.57	0.49
Net realized and unrealized gain (loss) on investments		$0.03	0.01	–	–	–	(0.53)	(1.13)	(0.62)	(0.78)	0.74

Total from investment operations		$0.49	0.61	0.38	0.14	0.08	0.25	(0.31)	0.11	(0.21)	1.23

Less distributions
Dividends from net investment income		$(0.46)	(0.60)	(0.38)	(0.14)	(0.08)	(0.78)	(0.80)	(0.74)	(0.58)	(0.49)
Distributions from capital gains		$–	–	–	–	–	–	–	–	–	–

Total distributions		$(0.46)	(0.60)	(0.38)	(0.14)	(0.08)	(0.78)	(0.80)	(0.74)	(0.58)	(0.49)
Net asset value, end of year		$10.08	10.09	10.09	10.09	10.09	8.81	7.70	7.07	6.28	7.02

Total investment return[1]	%	4.94	6.18	3.86	1.41	0.79	2.90	(3.72)	1.35	(3.00)	20.29

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,057,072	1,256,358	1,604,902	1,749,545	1,161,021	448,747	424,967	484,683	524,202	925,494
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.39	0.38	0.36	0.36	0.37	0.65	0.64	0.63	0.65	0.65
• before expense reductions	%	0.40	0.38	0.36	0.36	0.37	0.66	0.65	0.64	0.65	0.65
Ratios of net investment income to average net assets
• after expense reductions	%	4.87	6.01	3.70	1.40	0.80	8.65	10.02	9.75	8.70	7.40
• before expense reductions[2]	%	4.87	6.01	3.70	1.40	0.80	8.65	10.02	9.74	8.70	7.40
Portfolio turnover rate	%	N/A	N/A	N/A	N/A	N/A	52.38	70.45	114.19	94.99	92.04

90

	Equity Income Portfolio			Equity Portfolio

		2002[3]	2003	1999	2000	2001[9]	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.57	29.27	37.50	26.12	19.21	14.06

Plus income from investment operations
Net investment income (loss)	$	0.08	0.13	0.03	(0.01)	0.01	0.07	0.05
Net realized and unrealized gain (loss) on investments	$	(1.43)	2.12	10.56	(8.94)	(5.56)	(5.16)	3.37

Total from investment operations	$	(1.35)	2.25	10.59	(8.95)	(5.55)	(5.09)	3.42

Less distributions
Dividends from net investment income	$	(0.08)	(0.12)	(0.03)	–	(0.01)	(0.06)	(0.06)
Distributions from capital gains	$	–	–	(2.33)	(2.43)	(1.34)	–	–
Tax basis return of capital	$	–	–	–	–	(0.01)	–	–

Total distributions	$	(0.08)	(0.12)	(2.36)	(2.43)	(1.36)	(0.06)	(0.06)
Net asset value, end of year	$	8.57	10.70	37.50	26.12	19.21	14.06	17.42

Total investment return[1]	%	(13.54)	26.24	38.54	(25.17)	(21.76)	(26.51)	24.33

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	112,192	185,703	1,042,678	1,044,011	695,151	392,490	424,708
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.05	1.05	0.69	0.69	0.70	0.72	0.71
• before expense reductions	%	1.14	1.08	0.69	0.69	0.70	0.75	0.75
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	1.45	1.54	0.11	(0.05)	0.06	0.38	0.33
• before expense reductions[2]	%	1.36	1.51	0.11	(0.05)	0.06	0.35	0.29
Portfolio turnover rate	%	42.76	66.38	58.72	62.74	132.39	96.16	61.86

	Aggressive Equity Portfolio						Large-Cap Value Portfolio

		1999	2000	2001[9]	2002	2003	1999[3]	2000	2001	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year		$12.66	14.55	11.08	9.17	6.87	10.00	11.09	12.60	11.73	8.95

Plus income from investment operations
Net investment income (loss)		$(0.01)	(0.02)	(0.05)	0.09	0.04	0.05	0.11	0.09	0.10	0.11
Net realized and unrealized gain (loss) on investments		$3.27	(2.98)	(1.86)	(2.39)	2.24	1.09	1.58	(0.54)	(2.79)	2.68

Total from investment operations		$3.26	(3.00)	(1.91)	(2.30)	2.28	1.14	1.69	(0.45)	(2.69)	2.79

Less distributions
Dividends from net investment income		$–	–	–	–	(0.04)	(0.05)	(0.10)	(0.09)	(0.09)	(0.12)
Distributions from capital gains		$(1.37)	(0.47)	–	–	–	–	(0.08)	(0.33)	–	–

Total distributions		$(1.37)	(0.47)	–	–	(0.04)	(0.05)	(0.18)	(0.42)	(0.09)	(0.12)
Net asset value, end of year		$14.55	11.08	9.17	6.87	9.11	11.09	12.60	11.73	8.95	11.62

Total investment return[1]	%	27.35	(21.06)	(17.24)	(25.09)	33.14	11.46	15.26	(3.65)	(22.96)	31.24

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$466,360	447,461	303,852	235,473	303,500	169,531	371,754	1,048,332	1,003,328	1,839,283
Ratios of expenses to average net assets
• after expense reductions[2]	%	0.85	0.84	0.87	0.86	0.86	0.97	0.90	0.88	0.89	0.89
• before expense reductions	%	0.85	0.86	0.91	0.97	0.98	0.97	0.95	0.90	0.90	0.91
Ratios of net investment income (loss) to average net assets
• after expense reductions	%	(0.12)	(0.28)	(0.40)	0.09	0.47	0.86	1.06	0.91	1.13	1.36
• before expense reductions[2]	%	(0.13)	(0.30)	(0.45)	(0.03)	0.36	0.86	1.00	0.89	1.13	1.35
Portfolio turnover rate	%	100.85	171.29	209.96	122.32	183.00	55.23	80.70	40.69	41.03	32.61

91

FINANCIAL HIGHLIGHTS

	Comstock Portfolio					Real Estate Portfolio

		2000[3]	2001	2002	2003[10]	1999[3]	2000	2001	2002	2003

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	9.76	8.77	6.82	10.00	9.59	12.23	12.80	12.08

Plus income from investment operations
Net investment income	$	0.03	0.03	–	0.05	0.39	0.46	0.53	0.46	0.46
Net realized and unrealized gain (loss) on investments	$	(0.25)	(0.99)	(1.94)	2.09	(0.39)	2.65	0.49	(0.47)	4.02

Total from investment operations	$	(0.22)	(0.96)	(1.94)	2.14	–	3.11	1.02	(0.01)	4.48

Less distributions
Dividends from net investment income	$	(0.02)	(0.03)	(0.01)	(0.05)	(0.39)	(0.46)	(0.40)	(0.35)	(0.43)
Distributions from capital gains	$	–	–	–	–	(0.02)	(0.01)	(0.05)	(0.36)	(0.28)

Total distributions	$	(0.02)	(0.03)	(0.01)	(0.05)	(0.41)	(0.47)	(0.45)	(0.71)	(0.71)
Net asset value, end of year	$	9.76	8.77	6.82	8.91	9.59	12.23	12.80	12.08	15.85

Total investment return[1]	%	(2.19)	(9.87)	(22.15)	31.38	(0.01)	32.77	8.55	(0.32)	37.52

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	42,876	86,740	75,103	422,539	50,101	168,942	236,302	299,735	484,315
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.05	1.05	1.05	1.00	1.28	1.14	1.15	1.15	1.14
• before expense reductions	%	1.44	1.05	1.05	1.02	1.28	1.14	1.15	1.15	1.14
Ratios of net investment income to average net assets
• after expense reductions	%	1.30	0.44	0.02	1.18	6.09	5.16	4.78	4.48	4.01
• before expense reductions[2]	%	0.91	0.43	0.02	1.16	6.09	5.16	4.78	4.48	4.01
Portfolio turnover rate	%	9.88	91.97	51.01	72.23	20.24	18.22	30.13	27.12	10.94

92

	Mid-Cap Growth Portfolio

		2001[3]	2002	2003[10]

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.12	4.30

Plus income from investment operations
Net investment loss	$	(0.01)	(0.01)	(0.02)
Net realized and unrealized loss on investments	$	(1.87)	(3.81)	1.33

Total from investment operations	$	(1.88)	(3.82)	1.31

Less distributions
Dividends from net investment income	$	–	–	–
Distributions from capital gains	$	–	–	–

Total distributions	$	–	–	–
Net asset value, end of year	$	8.12	4.30	5.61

Total investment return[1]	%	(18.81)	(47.03)	30.39

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	99,383	92,318	167,630
Ratios of expenses to average net assets
• after expense reductions[2]	%	1.00	1.00	1.00
• before expense reductions	%	1.03	1.09	1.06
Ratios of net investment loss to average net assets
• after expense reductions	%	(0.20)	(0.51)	(0.55)
• before expense reductions[2]	%	(0.23)	(0.60)	(0.60)
Portfolio turnover rate	%	95.48	157.58	300.49

[1]	Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment returns are not annualized for periods of less than one full year.

[2]	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses and adviser expense reimbursements, if any.

[3]	Operations commenced on January 4, 1999 for the Mid-Cap Value, Small-Cap Index, Real Estate, and Large-Cap Value Portfolios, January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the I-Net Tollkeeper Portfolio, October 2, 2000 for the Comstock and Focused 30 Portfolios, January 2, 2001 for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Capital Opportunities, and Mid-Cap Growth Portfolios, January 2, 2002 for the Equity Income Portfolio, and May 1, 2003 for the Short Duration Bond and Small-Cap Value Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

[4]	Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[5]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[6]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[7]	Alliance Capital Management L.P. managed the portfolio from January 1, 2000 to December 31, 2002. Another firm managed the portfolio before that date.

[8]	Certain prior year net investment income and net realized and unrealized gain (loss) on investments have been reclassified to conform with current year classification. Certain prior year ratios of net investment income (loss) to average daily net assets have been restated as a result of the reclassification between net investment income and net realized and unrealized gain (loss) on investments to conform with current year classification requirements. The restatement of prior year ratios had no impact on total net assets or net asset value per share.

[9]	Putnam Investment Management, LLC began managing the portfolio on December 1, 2001. Another firm managed the portfolio before that date.

[10]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

93

PACIFIC SELECT FUND
                                             WHERE TO GO FOR MORE INFORMATION

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum.	You’ll find more information about the Pacific Select Fund in the following documents:

Annual, semi-annual and quarterly reports
The fund’s annual reports list the holdings of the fund’s portfolios (or a summary of holdings), describe portfolio performance, tell you how investment strategies and portfolio performance have responded to recent market conditions and economic trends, and include audited financial statements. The fund’s semi-annual reports list the holdings of the fund’s portfolios (or a summary of the holdings) and include unaudited financial statements. The fund’s quarterly reports, once they become available, will provide a list of the holdings of the fund’s portfolios.

Statement of Additional Information (SAI)
The SAI contains detailed information about each portfolio’s investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

Please contact the fund’s adviser, Pacific Life, if you have any questions about any of the Pacific Select Fund portfolios.	You can get a copy of these documents at no charge by calling or writing to Pacific Life. You can also get a copy of these documents by contacting the Securities and Exchange Commission. The SEC may charge you a fee for this information.

How to contact Pacific Life	Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time

How to contact the SEC	Public Reference Section of the SEC
Washington, D.C. 20549-0102
1-800-SEC-0330
Internet: www.sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Form No. 15-15756-18 483-4A 85-23252-03	SEC file number 811-5141

SUPPLEMENT DATED MAY 1, 2004

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

This supplement provides information regarding certain portfolio managers (sub-advisers) that provide investment advisory services to the Pacific Select Fund (the “Fund”). This information is specific to the portfolio managers identified in this supplement and does not involve Pacific Life Insurance Company (“Pacific Life”), the investment adviser to the Fund. This supplement must be preceded or accompanied by the Fund’s prospectus, dated May 1, 2004. Remember to review the prospectus for other important information. The information regarding portfolio managers contained in this supplement has been provided by each respective portfolio manager, and has not been independently verified by Pacific Life. The statements and descriptions regarding portfolio managers set forth in this supplement are those of the respective portfolio managers, and not of Pacific Life.

About Pacific Select Fund

The Fund is the underlying investment fund for variable annuity and variable life insurance products issued or administered by Pacific Life and Pacific Life & Annuity Company (“PL&A”). The Fund enjoys the services of a number of different portfolio managers. As explained in the prospectus, Pacific Life is the investment adviser to the Fund and manages two of the thirty-one portfolios directly. To manage the other portfolios, Pacific Life and the Fund have retained other professional investment advisers to serve as portfolio managers. Some of those portfolio managers have been the subjects of formal actions taken by regulatory authorities. None of the allegations set forth in this supplement relates to Pacific Life, PL&A, the Fund, or any portfolios of the Fund.

The Mutual Fund Investigations

As you may have seen in the press, state and Federal regulators such as the Office of the Attorney General of the State of New York (“NYAG” throughout this document) and the Securities and Exchange Commission (“SEC” throughout this document) have initiated various inquiries into certain practices in the financial services industry. The regulators are investigating, among other things, the extent to which participants in the industry engaged in or facilitated purchases of shares of mutual funds after the market close at prices calculated at the market close (late trading) or abusive frequent trading of fund shares for arbitrage purposes (market timing). As part of their investigations, regulators have sent requests for information and/or documents to mutual funds, life insurance companies, investment advisers, broker-dealers and other companies in the financial services industry. Beyond requests for information, some industry participants, including certain portfolio managers that provide investment advisory services to portfolios of the Fund, have been the subject of formal complaints filed by state and Federal regulatory authorities.

What if a portfolio manager is terminated?

In the unlikely event that any of the portfolio managers listed below would resign or have its adviser registration suspended or be barred from serving as an investment adviser for any registered investment company, or if for any reason it becomes necessary to terminate any of the portfolio managers listed below as a portfolio manager of the Fund, the Board of Trustees of the Fund would have to replace the portfolio manager, as appropriate, with another portfolio manager. (Under an exemptive order from the SEC, Pacific Life and the Fund can hire, terminate and replace the portfolio managers, except, as a general matter, portfolio managers affiliated with Pacific Life, without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change). Termination could cause disruption to the investment management of the applicable portfolio(s), which could reduce portfolio performance. In addition, this could cause the applicable portfolios to incur expenses in connection with the engagement of a new portfolio manager, including administrative expenses and legal fees. In the event that this happens, Pacific Life would seek any remedies, reimbursement or relief from such manager available under the sub-advisory agreements or under applicable law, although such recourse may be limited or unavailable.

As of the date of this supplement, given the nature of the money management services provided by the portfolio managers, the nature of the allegations against the named portfolio managers, and the lack of any direct effect on the Fund, Pacific Life has not determined to recommend terminating the services of any portfolio manager.

Pending and Recently Settled Legal Matters for Certain Portfolio Managers

Pacific Life, PL&A, the Fund and its portfolios, are not parties to any of the described matters that follow. Any references below to “INVESCO Funds”, “AIM Funds”, “Janus funds”, “MFS funds”, “PIMCO Funds”, and

“Putnam funds” are references to proprietary mutual funds sponsored by INVESCO, AIM, Janus, MFS, PIMCO and Putnam, respectively, and not to the Pacific Select Fund or its portfolios.

INVESCO Institutional (N.A.), Inc. and A I M Capital Management, Inc.

INVESCO Institutional (N.A.), Inc. (“INVESCO”) is an indirect, wholly-owned subsidiary of AMVESCAP PLC (“AMVESCAP”). A I M Capital Management, Inc. is also an indirect, wholly-owned subsidiary of AMVESCAP. INVESCO is the portfolio manager of the Financial Services Portfolio, the Health Sciences Portfolio, and the Technology Portfolio. A I M Capital Management, Inc. is the portfolio manager of the Blue Chip Portfolio and the Aggressive Growth Portfolio.

On December 2, 2003 each of the SEC and NYAG filed civil proceedings against INVESCO Funds Group, Inc. (“IFG”) (an affiliate of INVESCO) and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG, and on December 2, 2003 the State of Colorado filed civil proceedings against IFG. The civil proceedings allege that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds.

In addition to these civil proceedings, the SEC, NYAG as well as other regulators, have issued subpoenas and/or requested information from INVESCO and A I M Advisors, Inc. (“AIM”) relating to market timing activity, late trading, fair value and other related issues in the AIM Funds. AIM is an indirect, wholly owned subsidiary of AMVESCAP.

AMVESCAP has reported that it recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries in AIM and INVESCO Funds were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities.

In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

AMVESCAP has reported that it has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, IFG, AIM, A I M Management Group Inc. (the parent of AIM), AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys’ and experts’ fees.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the INVESCO Funds, AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP and related parties in the future.

Janus Capital Management LLC

Janus Capital Management LLC (“Janus Capital”) is the portfolio manager of the Growth LT Portfolio and the Focused 30 Portfolio.

In September 2003, the SEC and the NYAG publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG’s settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to “market time” certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds.

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The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Securities Commissioner and the Colorado Attorney General (“COAG”), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term “late trading” generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day’s fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day’s share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital’s agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Board of Trustees of certain Janus funds in connection with the review and approval of management contracts related to such Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five-year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in “market timing” trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duties, as established by state common law or Federal law, to the Janus funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act.

The “market timing” lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the Janus funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the Janus funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class “representative action” purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Board of Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The “market timing” lawsuits were filed in a number of state and Federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the Federal transfer procedures.

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In addition to the “market timing” actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Fund the services it has agreed to provide.

MFS Investment Management

MFS Investment Management (“MFS”) is the portfolio manager of the Capital Opportunities Portfolio and the International Large-Cap Portfolio.

MFS has reported that it has settled an administrative proceeding with the SEC regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS.

In addition, MFS has also reached agreement with the SEC, the NYAG, and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS retail fund prospectuses regarding market timing and related matters. MFS’ former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004).

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in Federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and related matters, and received excessive compensation as fiduciaries to the MFS fund, or (ii) permitted or acquiesced in the improper use of MFS fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of MFS fund assets in this manner. The actions assert that some or all of the defendants violated the Federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased MFS fund redemptions, reduced sales of MFS fund shares, or other adverse consequences to the MFS funds.

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO”) is the portfolio manager of the Inflation Managed Portfolio and the Managed Bond Portfolio.

On February 12, 2004, the staff of the SEC informed PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”) and PEA Capital LLC (“PEA”), two entities that are affiliated, through common ownership, with PIMCO, which serves as sub-adviser to the Fund, that it intended to recommend that the SEC bring civil and administrative actions against PIMCO Advisors Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the Federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the SEC staff’s investigation of “market timing” and related trading activities in certain series of PIMCO Funds: Multi-Manager Series (“MMS Funds”), for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PIMCO Advisors Distributors LLC (“PAD”) and Allianz Dresdner Asset Management of America L.P. (“ADAM”), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain series of the PIMCO Funds: Pacific Investment Management Series (“PIMS Funds”), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

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In November 2003, the SEC settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the “PIMCO Funds”). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds’ brokerage recognition and revenue-sharing arrangements.

Since February, 2004, PIMCO, PAD, PIMCO Advisors Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust (“PVIT”), for which PIMCO serves as investment adviser, and the Board of Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in the U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO and PAD believe that other similar lawsuits may be filed in Federal or state courts naming as defendants ADAM, PIMCO, PAD, PIMCO Advisors Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Board of Trustees of PIMCO Funds.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services to the Fund.

Putnam Investment Management, LLC

Putnam Investment Management, LLC (“Putnam”) is the portfolio manager of the Equity Income Portfolio, the Equity Portfolio, and the Aggressive Equity Portfolio.

On April 8, 2004, Putnam entered into agreements with the SEC and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam and certain related parties, including certain Putnam funds. Putnam has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the Fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

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PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Date: May 1, 2004

      The Pacific Select Fund (the “Fund”) is an open-end investment management company currently offering thirty-one investment portfolios. The following twenty-seven of those portfolios are classified as diversified: the Blue Chip Portfolio; the Aggressive Growth Portfolio; the Diversified Research Portfolio; the Short Duration Bond Portfolio; the I-Net Tollkeeper PortfolioSM; the Financial Services Portfolio; the Health Sciences Portfolio; the Technology Portfolio; the Growth LT Portfolio; the Mid-Cap Value Portfolio; the International Value Portfolio; the Capital Opportunities Portfolio; the International Large-Cap Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Multi-Strategy Portfolio; the Main Street® Core Portfolio; the Emerging Markets Portfolio; the Inflation Managed Portfolio; the Managed Bond Portfolio; the Small-Cap Value Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Equity Income Portfolio; the Equity Portfolio; the Aggressive Equity Portfolio; and the Large-Cap Value Portfolio. The Focused 30 Portfolio, the Comstock Portfolio, the Real Estate Portfolio, and the Mid-Cap Growth Portfolio are classified as non-diversified. The Fund’s Investment Adviser is Pacific Life Insurance Company.

      This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated May 1, 2004, and any supplements thereto, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectus and retained for future reference. The entire contents of this SAI are incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660
(800) 800-7681

Adviser:

Pacific Life Insurance Company

700 Newport Center Drive
P.O. Box 9000
Newport Beach, CA 92660
Annuities (800) 722-2333
Life Insurance (800) 800-7681

i

ii

iii

INTRODUCTION

      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

      The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

      Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Portfolio Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Net assets are assets in each Portfolio, minus any liabilities.

      Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers/ dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the Money Market Portfolio).

Blue Chip Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities; its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”)); up to 10% of its assets in convertible securities, although the Portfolio will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Rating Services (“S&P”), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      The Portfolio may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

      The Portfolio may borrow from banks and broker/ dealers. However, the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes.

Aggressive Growth Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities and its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 25% of its assets in foreign securities (including ADRs and EDRs). The Portfolio may also engage in short sales against the box.

      The Portfolio may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

      The Portfolio may borrow from banks and broker/ dealers. However the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.

Diversified Research Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; U.S. government securities; equity real estate investment trusts (“REITs”), bank obligations; warrants; firm commitment agreements; when-issued securities; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in foreign issuers whose principal markets are in the U.S. (which include ADRs and foreign securities registered in the U.S.); and up to 15% of its assets in securities of companies outside the U.S. The Portfolio may engage in foreign currency transactions; forward foreign currency contracts; and foreign currency futures contracts. The Portfolio may also engage in the purchasing and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

      The Portfolio may not invest in variable and floating rate securities.

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio may invest in growth stocks, which may result in those securities being more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Manager, regardless of performance of the securities markets.

Short Duration Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; mortgage-related securities (including but not limited to the following: pass-through securities, certificates, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBs”), adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); mortgage dollar rolls; asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (“PIKs”) bonds; variable and floating rate securities; when issued or delayed delivery securities. At time of purchase, the debt securities in which the Portfolio may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Portfolio may engage in short sales against the box.

      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

I-Net Tollkeeper Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: preferred stocks; repurchase agreements; U.S. government securities; bank obligations; interests in REITs (equity, mortgage, or hybrid); mortgage-related securities, including REMICs; asset-backed securities; commercial paper; short sales against the box; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in Global Depositary Receipts (“GDRs”); EDRs or other similar instruments representing securities of foreign issuers.

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. In addition, the Portfolio may purchase securities on margin and invest in exchange traded funds such as Standard & Poor’s Depositary Receipts (“SPDRs”), I-sharesTM and Optimized Portfolios as Listed Securities (“OPALS”). See “Investments in Other Investment Company Securities.”

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: First, investment in companies that may be unseasoned, may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. Investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

      Second, the legal obligations of online service providers is unclear under both U.S. and foreign law with respect to freedom of expression, defamation, libel, invasion of privacy, advertising, copyright or trademark infringement, information security, or other areas based on the nature and content of the materials disseminated through online service providers. Moreover, legislation has been proposed that imposes liability for, or prohibits the transmission over, the Internet of certain types of information. It is possible that now or in the future, related claims could be made against online services companies. These liability issues, as well as possibly other legal issues, could impact the growth of Internet use.

      For example, it is possible that laws and regulations may be adopted with respect to the Internet or other online service providers with respect to the imposition of sales tax collection obligations on Internet companies and the use of personal user information. The nature of this governmental action and the manner in which it may be interpreted and enforced cannot be predicted. Changes to existing laws, or the passage or proposed passage of new laws intended to address these and other issues, could create uncertainty in the marketplace that could reduce demand for the services of an Internet company or increase the costs of doing business as a result of actual or anticipated litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on an Internet company’s business, results of operations and financial condition.

      The success of many Internet companies depends, in large part, upon the development and maintenance of the infrastructure of the World Wide Web (“Web”) for providing reliable Web access and services. There can be no assurances that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed, or, if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

      The market for the purchase of products and services over the Internet is a new and emerging market. If acceptance and growth of Internet use does not occur, an Internet company’s business and financial performance may suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

      Despite the implementation of security measures, an Internet company’s networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

Financial Services Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities, including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

      The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Health Sciences Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

      The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Technology Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

      The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Focused 30 Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Growth LT Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

      The Portfolio is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Mid-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities

(including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

      The Portfolio may borrow for investment purposes (leveraging) to the extent permitted under the Investment Company Act of 1940 as amended (“1940 Act”), which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio may also invest up to 15% of its assets, determined at the time of investment, in foreign equity or debt securities. The Portfolio may engage in short sales, and short sales against the box, if, at the time of investment, the total market value of all securities sold and held short would not exceed 25% of the Portfolio’s net assets.

      The Portfolio may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Portfolio may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also invest in equity REITs.

International Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Portfolio’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Portfolio may purchase securities on margin and may engage in short sales, and short sales against the box.

      The Portfolio may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Portfolio’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

      The Portfolio may borrow for investment purposes (leveraging) to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio may also invest up to 15% of its assets, determined at the time of investment, in foreign equity or debt securities. The Portfolio may engage in short sales, and short sales against the box, if, at the time of investment, the total market value of all securities sold and held short would not exceed 25% of the Portfolio’s net assets.

      The Portfolio may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Portfolio may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix. The Portfolio may also engage in foreign currency transactions and forward foreign currency contracts.

      Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Capital Opportunities Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 15% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest up to 35% of its assets in foreign securities, including ADRs, EDRs, GDRs and brady bonds. The Portfolio may engage in short sales, and short sales against the box.

      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies, securities, stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities, mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities), municipal bonds, indexed securities, structured products, inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may invest in, but is not currently anticipated to use reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

International Large-Cap Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated and non-U.S. dollar-denominated foreign securities; depositary receipts including ADRs, GDRs and other types of depositary receipts; warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.

      In addition to the derivatives described in the Prospectus, the Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.

      Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Equity Index Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

      The Portfolio may not invest in restricted securities (including privately placed securities).

      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Index Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Multi-Strategy Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities of small, unseasoned companies; high yield bonds; equity-linked and index-linked securities; repurchase agreements; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; zero coupon securities; firm commitment agreements; loan participation agreements and when-issued securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio’s equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and U.S. dollar-denominated debt securities of foreign issuers (including foreign government and international agencies). The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” Fixed income securities in which the Portfolio may invest include debentures, asset-backed securities, mortgage-related securities (including privately issued mortgage-related securities and mortgage dollar rolls) convertible securities and money market instruments.

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

Main Street Core Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in ADRs and foreign securities. To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

      The Portfolio may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Emerging Markets Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies securities, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

      Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Inflation Managed Portfolio

      In addition to its investments in inflation-indexed bonds and fixed income securities as described in the Prospectus, the Portfolio may invest in: debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Portfolio will not invest more than 10% of its assets in securities rated Ba to B by Moody’s or BB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Portfolio may also invest in: mortgage-related securities, including CMOs and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

      The Portfolio may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Portfolio may invest up to 20% of its assets in foreign investments denominated in foreign currencies. This limit does not apply to dollar-denominated foreign securities including ADRs.

Managed Bond Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities including CMOs and mortgage-backed bonds; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 20% of its assets in foreign investments denominated in foreign currencies. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

      The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box.

      Furthermore, the Portfolio may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Small-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; and commercial paper. The Portfolio may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; money market instruments; and up to 20% of its assets in short-term debt obligations. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      The Portfolio may also purchase and write (covered) put and call options on securities; stock indexes; foreign currency; futures contracts and other financial instruments provided that the premiums paid on all options do not exceed 5% of its total assets.

Money Market Portfolio

      The Portfolio invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Portfolio may invest only in U.S. dollar-denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s, A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Portfolio’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

      With respect to 5% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

      In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date).

      In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

      The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on Securities.

High Yield Bond Portfolio

      The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Baa or lower by Moody’s, or BBB or lower by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; U.S. dollar-denominated debt securities of foreign issuers, foreign government and international agencies and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio’s assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities.

      In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Equity Income Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Portfolio is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Portfolio may also invest up to 20% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales and short sales against the box.

      In addition to the derivatives activities described in the Prospectus, the Portfolio may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Portfolio may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Equity Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; small capitalization stocks; corporate bonds; convertible securities, money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper), provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the U.S. if, at the time of such investment, more than 20% of the Portfolio’s assets would be invested in such foreign securities. ADRs are excluded for purposes of this limitation. The Portfolio may invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and rights; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. In addition, the Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody’s or A-1 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

      The Portfolio may also purchase and write put and call options on securities and stock indices and enter into stock index futures contracts and options thereon and swap transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also purchase SPDRs. See “Investment in other Investment Company Securities” for more information.

      The Portfolio may not engage in Loan Participations.

Aggressive Equity Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper), provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the U.S. if, at the time of such investment, more than 20% of the Portfolio’s assets would be invested in such foreign securities. ADRs are excluded for purposes of this limitation.

      The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s or BBB by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

      In pursuing its investment objectives, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. The Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

Large-Cap Value Portfolio

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

      The Portfolio may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

Comstock Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio is also permitted to invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

      In addition, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Real Estate Portfolio

      The Portfolio is a “non-diversified” portfolio.

      For purposes of the Portfolio’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

Mid-Cap Growth Portfolio

      The Portfolio is a “non-diversified” portfolio.

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging markets, ADRs, EDRs, and GDRs. The Portfolio may engage in short sales, and short sales against the box.

      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Diversification Versus Non-Diversification

      Each Portfolio other than the Focused 30 Portfolio, Comstock Portfolio, Real Estate Portfolio, and Mid-Cap Growth Portfolio is diversified, so that with respect to 75% of each such Portfolio’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Money Market Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested.

      The Focused 30 Portfolio, Comstock Portfolio, Real Estate Portfolio and Mid-Cap Growth Portfolio are “non-diversified,” which means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (For more information see Taxation section below). Because non-diversified Portfolios may invest in a smaller number of companies than a diversified fund, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified fund does not prevent a Portfolio Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

      All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

      Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

      Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see “Concentration Policy”.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/ servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from

FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-

related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

      Inverse Floaters and Planned Amortization Class Certificates (“PAC”). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.

      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

      Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest in include:

      Equity-Linked and Index-Linked Securities. Equity-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

      Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

      A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

High Yield Bonds

      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

      A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

      A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.

Bank Obligations

      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

      A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

      Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

      Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

      A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

      A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

      A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations

      Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

      A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

      A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

      A Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

      Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

      Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Municipal Securities

      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

      When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

Small Capitalization Stocks

      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

      The debt securities in which any Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

      The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.

      A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

      Each Portfolio, other than the Money Market Portfolio, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. With respect to the Money Market Portfolio, commercial paper should be: (1) rated at the date of investment Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

      The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that the Portfolio may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Portfolio above.

      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in “Additional Investment Policies of the Portfolios” above. Master demand notes are considered by the Money Market Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

      Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment objective and policies above.

      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

      A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

      Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

      A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

      A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

      Except for the Mid-Cap Value and International Value Portfolios, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

      For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

      A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

      When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

      The Portfolio’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

      A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

      A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio net assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

      ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

      It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      The dividends and interest payable on certain of the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Custodian and Transfer Agency and Dividend Disbursing Services” for more information concerning the Fund’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

      Included among the emerging market debt obligations in which a Portfolio may invest are “Brady bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

      Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that brady bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.

      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

      Except with respect to the Managed Bond and Inflation Managed Portfolios, a Portfolio may enter into forward foreign currency contracts under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Managed Bond or Inflation Managed Portfolios) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.

      The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.

      When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

      Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

      Purchasing and Writing Options on Securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

      A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

      In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

      A Portfolio may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if the Portfolio maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

      A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

      Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

      A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

      Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

      Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

      A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

      A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

      Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, and unit investment trusts (“UITs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

      Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or “ETFs”). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Portfolios as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamond”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

      I-Shares™. I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

      Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

      There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Portfolio Manager.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

      If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

      As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

      A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is permitted to engage in unlimited futures trading activity without registration with the CFTC.

      When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

      A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

      The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

      Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Portfolio Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

      A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

      Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

      For purposes of applying a Portfolio’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the swap at its notional amount.

      Risks of Swap Agreements. Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.

      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Portfolio will invest more than 5% of its assets in hybrid instruments.

Structured Notes

      The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

      Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Duration

      Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

      Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

      Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

      There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

      Each Portfolio’s investment goal as set forth under “About the Portfolios,” in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

      (i) except for the Financial Services Portfolio, Health Sciences Portfolio, Technology Portfolio and Real Estate Portfolio invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

      (ii) with respect to 75% of its total assets (except in the case of the Focused 30 Portfolio, Money Market Portfolio, Comstock Portfolio, and the Mid-Cap Growth Portfolio; and Real Estate Portfolio with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Money Market Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act.

      (iii) invest in a security if, as a result of investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (for Short Duration Bond, Equity Income and Small-Cap Value Portfolios, this restriction applies with respect to 75% of each Portfolio’s total assets);

      (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

      (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of

300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio’s assets);

      (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

      (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

      With respect to the Blue Chip, Aggressive Growth, Short Duration Bond, Financial Services, Health Sciences, Technology, Capital Opportunities, Small-Cap Value, Equity Income and Mid-Cap Growth Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

      Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

      (i) invest for the purpose of exercising control or management;

      (ii) sell property or securities short, except the Mid-Cap Value, International Value, Capital Opportunities, Inflation Managed, Managed Bond, Equity Income, and Mid-Cap Growth Portfolios; or sell short against the box, except the Blue Chip, Aggressive Growth, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Inflation Managed, Managed Bond, Small-Cap Value, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock, and Mid-Cap Growth Portfolios;

      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, I-Net Tollkeeper, Equity Income, Comstock, and Mid-Cap Growth Portfolios;

      (iv) except the I-Net Tollkeeper, Growth LT, Mid-Cap Value, International Value, or Equity Income Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      (v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

      (vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio other than the Money Market Portfolio may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into foreign forward currency contracts.

      (vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

      In addition, the Money Market Portfolio may not purchase, write, or sell options on securities or futures contracts.

      Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (v) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT OF THE FUND

      The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of thirty-one separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated.

Management Information

      The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life. The trustees and officers of the Fund and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

Interested Persons

			Number of
			Portfolios
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served	(and certain additional occupation information)	Overseen*

Thomas C. Sutton Age 61	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Funds; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Former Director of Newhall Land & Farming (2004); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51

Interested Persons (Continued)

			Number of
			Portfolios
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served	(and certain additional occupation information)	Overseen*

Glenn S. Schafer Age 54	President since 2/25/99	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Director of Beckman Coulter, Inc. (Manufacturer of Bio-medical diagnostic systems); Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51

Brian D. Klemens Age 47	Vice President and Treasurer since 4/29/96	Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer of Pacific Funds.	51

Diane N. Ledger Age 64	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity Company, and Vice President and Assistant Secretary of Pacific Funds.	51

Sharon A. Cheever Age 48	Vice President and General Counsel since 5/20/92	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity Company; and Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp.	31

Audrey L. Milfs Age 58	Secretary since 7/21/87	Vice President, Director and Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Funds.	51

Independent Trustees

			Number of
			Portfolios
			in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served	(and certain additional occupation information)	Overseen*

Lucie H. Moore Age 47	Trustee since 10/1/98	Trustee of Pacific Funds; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	51

Richard L. Nelson Age 74	Trustee since 7/21/87	Trustee of Pacific Funds; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting).	51

Lyman W. Porter Age 74	Trustee since 7/21/87	Trustee of Pacific Funds; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	51

Alan Richards Age 74	Trustee since 7/21/87	Trustee of Pacific Funds; Chairman of the Board and Director, NETirement.com, Inc. (Retirement Planning Software); Chairman of IBIS Capital, LLC (Financial); Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	51

G. Thomas Willis Age 62	Trustee since 11/17/03	Trustee of Pacific Funds; Retired Partner (2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	51

Cecilia H. Herbert Age 55	Trustee since 3/18/04	Former Trustee of the Montgomery Funds (2003); Former Managing Director (1990) of J.P. Morgan and Co. (Financial).	31

*	As of May 1, 2004, the “Fund Complex” consisted of Pacific Select Fund (31 portfolios) and Pacific Funds (20 funds).

Board of Trustees

      The Board of Trustees is responsible for the overall management and operations of the Fund. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

      Committees. The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

      The members of the Audit Committee include each Independent Trustee of the Fund. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the accounting and financial controls of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met 2 times during the year ended December 31, 2003.

      The members of the Policy Committee include each Independent Trustee of the Fund. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met 5 times during the year ended December 31, 2003.

      The members of the Nominating Committee include each Independent Trustee of the Fund. The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee met 4 times during the year ended December 31, 2003.

      The members of the Valuation Committee consist of any two or more trustees, at least one of which is an Independent Trustee of the Fund. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees, as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee met 1 time during the year ended December 31, 2003.

      Beneficial Interest of Trustees. None of the trustees directly own shares of the Fund. As of December 31, 2003, the trustees as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows the dollar range of equity securities owned by each trustee (or in which the trustee has an indirect beneficial interest through ownership of a variable contract) as of December 31, 2003 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee*	Dollar Range of Equity Securities in the Fund	Family of Investment Companies

Thomas C. Sutton**	Inflation Managed Portfolio: Over $100,000	Over $100,000
Lucie H. Moore	None	None
Richard L. Nelson	Small-Cap Equity Portfolio: $10,001-$50,000 Main Street Core Portfolio: $1-$10,000, Equity Portfolio: $1-$10,000	$10,001-$50,000
Lyman W. Porter	International Value Portfolio: $10,001-$50,000	Over $100,000
Alan Richards	Inflation Managed Portfolio: $50,001-$100,000	Over $100,000
G. Thomas Willis	None	None

*	This chart reflects information as of December 31, 2003 and thus excludes Cecilia H. Herbert, who became an Independent Trustee effective March 18, 2004.

**	Thomas C. Sutton is an Interested Person of the Fund because of his position with Pacific Life.

      Retirement Policy for Independent Trustees. The trustees have adopted a retirement policy for the Independent Trustees of the Fund. The retirement policy permits each Independent Trustee to serve until December 31 of the year in which that Independent Trustee turns 72 years old; provided however, that any Independent Trustee who had attained age 70 at the time the Retirement Policy was amended in November 2001, shall be eligible to serve until December 31 of the year in which such Independent Trustee turns 75 years old. The retirement policy includes retirement benefits for the Independent Trustees. After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on January 2 of the year immediately following the year in which he/she retires; and subsequent payments of $55,000 payable on January 2 of each of the succeeding four years. The policy can be amended by a majority vote of the Independent Trustees.

      Deferred Compensation Agreements. Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Fund, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/ depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuation. Distributions from the deferring trustees’ deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the trustee ceases to be a trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the trustee ceases to be a trustee of the Fund.

      Factors Considered in Approving the Advisory and Portfolio Management Agreements. The Investment Advisory Agreement with Pacific Life and the Portfolio Management Agreements with each of the Portfolio Managers currently in effect (the “Agreements”) were approved and renewed for the Fund by the Fund’s Board of Trustees, including the Independent Trustees. Pacific Life and the Portfolio Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to the relevant matters.

      In evaluating the Agreements, the Board of Trustees, including Independent Trustees, considered numerous factors, including: (i) the nature, extent, and quality of the services provided, including the experience of relevant personnel; (ii) the reasonableness of the compensation paid under the Advisory and Portfolio Management Agreements and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar funds; (iii) a comparative analysis of performance of each Portfolio to similar funds and relevant market indices, and, for new Portfolios, a comparative analysis of accounts with substantially similar investment strategies; (iv) profitability information provided by Pacific Life and the Portfolio Managers; (v) the manner in which economies of scale have been realized among certain Portfolios and are anticipated for other Portfolios; (vi) the current and historical subsidies provided to certain Portfolios by Pacific Life, and the importance of these subsidies to new Portfolios; and (vii) the terms and conditions of each Agreement.

      In evaluating the Agreements, the Board of Trustees also considered Pacific Life’s efforts and expenses associated with the development and operation of its variable life insurance and annuity products funded by the Portfolios, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life in connection with the variable contracts, and noted: (1) the high quality of contract owner servicing rendered by Pacific Life, which has received high ratings in industry surveys; (2) the provision of asset allocation services to owners of Pacific Life variable contracts at no additional cost; (3) the provision of portfolio rebalancing, dollar cost averaging, and similar services provided to Pacific Life variable contract owners at no additional cost; (4) Pacific Life’s enhanced reporting of financial information to owners of variable contracts; (5) Pacific Life’s significant investment in technology to facilitate services to variable contracts owners and their agents; Pacific Life’s introduction of new products and features in order to be responsive to investor needs; Pacific Life’s subsidization of smaller Portfolios; and the implementation of new compliance procedures related to the Sarbanes-Oxley Act of 2002, the USA PATRIOT Act, and the rules promulgated under both Acts.

      After consideration of these factors, the Board found that: (i) the compensation payable under the Agreements bore a reasonable relationship to the services to be rendered and was fair and reasonable; and (ii) the Agreements are in the best interests of the Fund and its shareholders.

Compensation

      The following table shows the compensation of the Fund’s Independent Trustees:

				Total
		Pension or		Compensation
	Aggregate	Retirement Benefits	Estimated Annual	from Fund
	Compensation	Accrued as Part of	Benefits Upon	Complex Paid
Name[1]	from Fund	Fund’s Expenses	Retirement[2]	to Trustees[3]

Lucie H. Moore	$79,200	$—	$—	$103,200
Richard L. Nelson	$82,500 [4]	$66,285	$55,000	$42,700
Lyman W. Porter	$81,400 [5]	$66,285	$55,000	$25,000
Alan Richards	$82,500	$66,285	$55,000	$103,500
G. Thomas Willis	$8,250[6]	$—	$—	$12,417

[1]	The information in this chart is as of December 31, 2003 and thus excludes Cecilia H. Herbert, who became an Independent Trustee effective March 18, 2004.

[2]	After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on January 2 of the year immediately following the year in which he or she retires; and subsequent payments of $55,000 payable on January 2 of each of the succeeding four years.

[3]	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2003 and March 31, 2004, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[4]	of which Mr. Nelson elected to defer $47,300.

[5]	of which Mr. Porter elected to defer the entire $81,400.

[6]	Mr. Willis became an Independent Trustee effective November 17, 2003.

Investment Adviser

      Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement (“Advisory Contract”) between Pacific Life and the Fund.

      Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. Pacific Life currently counts more than half of the 100 largest U.S. companies as clients and is a member of IMSA (Insurance Marketplace Standards Association), whose membership promotes ethical market conduct for individual life insurance and annuities. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

      Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

      Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of the Fund by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on November 17, 2003. The Advisory Contract will continue in effect until December 31, 2004, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988 and has been amended from time to time for, among other purposes, adding or removing series of the Fund. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      The Fund pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Short Duration Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Multi-Strategy, Main Street Core and Equity Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Capital Opportunities and Aggressive Equity Portfolios, the Fund pays .80% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays .25% of the average daily net assets of the Portfolio. For the Diversified Research and Mid-Cap Growth Portfolios, the Fund pays .90% of the average daily net assets of the Portfolio. For the International Large-Cap Portfolio, the Fund pays 1.05% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays .50% of the average daily net assets of the Portfolio. For the Mid-Cap Value, International Value and Large-Cap Value Portfolios, the Fund pays .85% of the average daily net assets of each of the Portfolios. For the Financial Services, Health Sciences, Technology and Real Estate Portfolios, the Fund pays 1.10% of the average daily net assets of each of the Portfolios. For the I-Net Tollkeeper Portfolio, the Fund pays 1.25% of the average daily net assets of the Portfolio. For the Blue Chip, Focused 30, Small-Cap Value, Equity Income and Comstock Portfolios, the Fund pays .95% of the average daily net assets of each of the Portfolios. For the Aggressive Growth and Emerging Markets Portfolios, the Fund pays 1.00% of the average daily net assets of each of the Portfolios. The fee shall be computed and accrued daily and paid monthly.

Net Advisory Fees Paid or Owed to Pacific Life

	2003 Fees	2002 Fees	2001 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed*	Owed*	Owed*

Blue Chip	$7,307,612	$5,203,698	$2,894,862
Aggressive Growth	555,297	643,837	548,460
Diversified Research	2,526,426	1,926,755	1,576,269
Short Duration Bond	2,736,727	N/A	N/A
I-Net Tollkeeper	667,232	675,906	1,354,332
Financial Services	860,204	763,800	376,634
Health Sciences	1,038,958	934,928	508,303
Technology	714,791	449,221	282,750
Growth LT	11,360,782	13,191,530	20,294,121
Focused 30	482,664	459,387	475,440
Mid-Cap Value	7,300,075	6,872,536	5,261,024
International Value	9,996,088	9,085,858	11,001,958
Capital Opportunities	1,438,708	1,167,640	712,970
International Large-Cap	7,249,133	5,143,318	4,546,234
Equity Index	3,704,709	4,263,564	5,423,671
Small-Cap Index	2,091,015	1,374,133	850,198
Multi-Strategy	3,685,770	4,329,441	4,879,384
Main Street Core	5,999,613	6,417,158	9,850,520
Emerging Markets	1,935,419	1,863,448	1,948,275
Inflation Managed	9,125,584	5,610,864	3,544,116
Managed Bond	15,547,938	14,714,963	12,031,069
Small-Cap Value	1,360,673	N/A	N/A
Money Market	4,900,444	5,524,702	4,821,333
High Yield Bond	4,266,196	2,879,025	2,830,441
Equity Income	1,336,273	651,617	N/A
Equity	2,614,880	3,483,903	5,237,842
Aggressive Equity	2,013,922	2,227,191	2,721,883
Large-Cap Value	11,018,973	8,558,479	6,378,327
Comstock	2,157,861	822,698	665,010
Real Estate	4,036,692	3,331,567	2,112,386
Mid-Cap Growth	1,100,683	843,123	450,313

*	The Equity Income Portfolio did not begin operations until January 2, 2002. The Short Duration Bond and Small-Cap Value Portfolios did not begin operations until May 1, 2003.

      To help limit expenses effective July 1, 2000, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets through April 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2005.

Other Expenses of the Fund

      The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

      The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

      Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

      The Fund paid Pacific Life $723,537 for its services under the Agreement for Support Services during 2003, $621,256 during 2002, and $440,196 during 2001, representing 0.004%, 0.004% and 0.002%, respectively, of the Fund’s average daily net assets and anticipates that fees to be paid for 2004 under said Agreement for Support Services will be approximately 0.003% of the Fund’s average daily net assets.

Portfolio Management Agreements

      Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. For the other twenty-nine Portfolios, Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and A I M Capital Management, Inc. (“AIM”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Portfolio Manager and provides investment advisory services to the Blue Chip and Aggressive Growth Portfolios. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)

.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

      For the services provided, for the period of January 2, 2001 through April 30, 2003, for the Blue Chip and Aggressive Growth Portfolios, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)

.55%	On first $500 million
.50%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)

.60%	On first $500 million
.55%	On excess

      AIM was founded in 1986 and together with its affiliates manages over $149 billion as of December 31, 2003. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

      Net fees paid or owed by Pacific Life to AIM for the Blue Chip Portfolio and the Aggressive Growth Portfolio for 2003 were $3,619,099 and $309,336, for 2002 were $2,989,507 and $385,580, and for 2001 were $1,676,873 and $329,476, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Capital Guardian Trust Company (“Capital Guardian”), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Diversified Research Portfolio. For the services provided, Pacific Life pays a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the Diversified Research Portfolio according to the following schedule:

Diversified Research Portfolio

Rate (%)	Break Point (assets)

.50%	On first $150 million
.45%	On next $150 million
.35%	On next $200 million
.30%	On next $500 million
.275%	On next $1 billion
.25%	On excess

      Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 2003, in excess of $146 billion. Capital Guardian’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

      Net fees paid or owed by Pacific Life to Capital Guardian for the Diversified Research Portfolio for 2003 were $1,326,163, for 2002 were $1,038,029 and for 2001 were $864,312.

      Pursuant to a Portfolio Management Agreement and an addendum to the Agreement among the Fund, the Adviser and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the Short Duration Bond Portfolio and the I-Net Tollkeeper PortfolioSM (I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.). Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs for the Short Duration Bond Portfolio according to the following fee schedule:

Short Duration Bond Portfolio

Rate (%)	Break Point (assets)

.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

      Net fees paid or owed by Pacific Life to Goldman Sachs for 2003 were $608,047 for the Short Duration Bond Portfolio. The Short Duration Bond Portfolio did not begin operations until May 1, 2003.

      Effective November 1, 2002, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs of 0.70% based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio.

      For the services provided, for the period of January 1, 2002 through October 31, 2002, for the I-Net Tollkeeper Portfolio, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio according to the following schedule:

I-Net Tollkeeper Portfolio

Rate (%)	Break Point (assets)

.85%	On first $500 million
.75%	On next $500 million
.70%	On excess

      For the services provided, for the period of May 1, 2000 through December 31, 2001, for the I-Net Tollkeeper Portfolio, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio according to the following schedule:

I-Net Tollkeeper Portfolio

Rate (%)	Break Point (assets)

.95%	On first $1 billion
.90%	On excess

      Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2003, Goldman Sachs, along with other units of IMD, had assets under management of approximately $376 billion for institutional and individual investors worldwide, including fixed income assets in excess of $102 billion for which they acted as investment adviser.

      Net fees paid or owed by Pacific Life to Goldman Sachs for 2003 were $374,195, for 2002 were $405,133 and for 2001 were $856,588 for the I-Net Tollkeeper Portfolio.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and INVESCO Institutional (N.A.), Inc. (“INVESCO”), One Midtown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, GA 30309, INVESCO is the Portfolio Manager and provides investment advisory services to the Financial Services, Health Sciences and Technology Portfolios. Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $100 million
.475%	On next $150 million
.45%	On next $250 million
.425%	On excess

      When determining the break point rates, the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios, and the PF INVESCO Health Sciences Fund and PF INVESCO Technology Fund of Pacific Funds are aggregated.

      For the services provided, for the period of January 2, 2001 through December 31, 2003, for the Financial Services, Health Sciences and Technology Portfolios, Pacific Life paid a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences and Technology Portfolios according to the following schedule:

Financial Services, Health Sciences and Technology Portfolios

Rate (%)	Break Point (assets)

.50%	On first $1 billion
.47%	On excess

      INVESCO is a registered investment adviser and, together with its affiliates managed over 200 portfolios as of December 31, 2003. As of December 31, 2003, INVESCO Institutional, together with its affiliates managed approximately $149 billion in assets, INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $371 billion in assets worldwide as of December 31, 2003. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

      Net fees paid or owed by Pacific Life to INVESCO for the Financial Services Portfolio, Health Sciences Portfolio and Technology Portfolio for 2003 were $391,457, $472,870 and $325,718, for 2002 were $347,254, $424,846 and $204,041, and for 2001 were $171,093, $232,030 and $129,266, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4805, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT and Focused 30 Portfolios. Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the Growth LT and Focused 30 Portfolios according to the following schedules:

Growth LT Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the Growth LT Portfolio and the PF Janus Growth LT Fund of Pacific Funds are aggregated.

Focused 30 Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      For the services provided, for the period of January 4, 1994 through April 30, 2002, for the Growth LT Portfolio, and for the period of October 2, 2000 through April 30, 2002 for the Focused 30 Portfolio, Pacific Life paid a monthly fee to Janus with respect to each Portfolio based on an annual percentage of the average daily net assets of each Portfolio, respectively according to the following schedule:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus Capital Group Inc. had approximately $151.5 billion in assets under management as of December 31, 2003. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in financial asset management businesses.

      Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio and the Focused 30 Portfolio for 2003 were $6,532,402 and $254,518, for 2002 were $7,776,063 and $251,101, and for 2001 were $12,460,484 and $275,407, respectively.

      Pursuant to Portfolio Management Agreements and addendums to the Agreements among the Fund, the Adviser, and Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value and International Value Portfolios.

      Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the combined average daily net assets of the Mid-Cap Value and International Value Portfolios according to the following schedule:

Mid-Cap Value and International Value Portfolios

Rate (%)	Break Point (assets)

.35%	On first $1 billion
.30%	On next $1 billion
.25%	On excess

      When determining the break point rates, the combined average daily net assets of the Mid-Cap Value and International Value Portfolios and the PF Lazard International Value Fund of Pacific Funds are aggregated.

      For the services provided, for the period of January 4, 1999 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

Mid-Cap Value Portfolio

Rate (%)	Break Point (assets)

.55%	On first $200 million
.50%	On next $200 million
.45%	On next $200 million
.40%	On next $200 million
.30%	On next $200 million
.25%	On excess

      For the services provided, for the period of January 1, 2001 through December 31, 2003, Pacific Life paid a monthly fee to Lazard based on an annual percentage of the average daily net assets of the International Value Portfolio according to the following schedule:

International Value Portfolio

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.30%	On excess

      Lazard, a subsidiary of Lazard Frères & Co. LLC (“Lazard Frères”), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $69 billion as of December 31, 2003. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolios.

      Net fees paid or owed by Pacific Life to Lazard for the Mid-Cap Value Portfolio and the International Value Portfolio for 2003 were $3,941,184 and $4,121,784, for 2002 were $3,772,046 and $3,739,939, and for 2001 were $3,055,431 and $4,524,641, respectively.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Portfolio Manager and provides investment advisory services to the Capital Opportunities and International Large-Cap Portfolios.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the Capital Opportunities Portfolio according to the following schedule:

Capital Opportunities Portfolio

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Capital Opportunities and Mid-Cap Growth Portfolios according to the following schedule:

Capital Opportunities and Mid-Cap Growth Portfolios

Rate (%)	Break Point (assets)

.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

      Effective January 1, 2004, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)

.45%	On first $500 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      From January 3, 2000 through December 31, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Capital Guardian, Capital Guardian served as the Portfolio Manager and provided investment advisory services to the International Large-Cap Portfolio.

      For the services provided, for the period of January 2, 2000 through December 31, 2003, Pacific Life paid a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of the International Large-Cap Portfolio according to the following schedule:

International Large-Cap Portfolio

Rate (%)	Break Point (assets)

.65%	On first $150 million
.55%	On next $150 million
.45%	On next $200 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

      Net fees paid or owed by Pacific Life to Capital Guardian for 2003 were $3,282,357, for 2002 were $2,648,536, and for 2001 were $2,400,130 for the International Large-Cap Portfolio.

      MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003.

      Net fees paid or owed by Pacific Life to MFS for the Capital Opportunities Portfolio for 2003 were $720,531, for 2002 were $583,766, and for 2001 were $345,353.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), a subsidiary of Merrill Lynch & Company, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, which became effective January 1, 2000, Mercury is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. Merrill Lynch Investment Managers, Merrill’s asset management unit, (“MLIM”) is one of the world’s largest active global investment management organizations, managing approximately $500 billion in assets as of December 31, 2003. For the services provided, Pacific Life pays a monthly fee to Mercury based on an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule:

Equity Index and Small-Cap Index Portfolios

Rate (%)	Break-Point (assets)

.08%	On first $100 million
.04%	On next $100 million
.02%	On excess

      Net fees paid or owed by Pacific Life to Mercury for the Equity Index Portfolio and the Small-Cap Index Portfolio for 2003 were $359,127 and $101,178, for 2002 were $409,505 and $66,289, and for 2001 were $507,695 and $39,912, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, New York, NY 10281, Oppenheimer is the Portfolio Manager and provides investment advisory services to the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

      Effective January 1, 2003, for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

      Oppenheimer is one of the largest mutual fund companies in the United States, with more than $150 billion in assets under management as of December 31, 2003. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

      Net fees paid or owed by Pacific Life to Oppenheimer for the Multi-Strategy Portfolio, the Main Street Core Portfolio, and Emerging Markets Portfolio for 2003 were $1,304,462, $2,125,631, and $446,235, respectively.

      For the period January 1, 1994 through December 31, 2002, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 522 Fifth Avenue, New York, NY 10036, J.P. Morgan served as the Portfolio Manager for the Multi-Strategy Portfolio and the Main Street Core Portfolio. For the services provided, Pacific Life paid a monthly fee to J.P. Morgan based on an annual percentage of the combined average daily net assets of the Multi-Strategy and Main Street Core Portfolios according to the following schedule:

Multi-Strategy and Main Street Core Portfolios

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.20%	On excess

      Net fees paid or owed by Pacific Life to J.P. Morgan for the Multi-Strategy Portfolio and Main Street Core Portfolio for 2002 were $1,778,307 and $2,624,137, and for 2001 were $1,870,649 and $3,758,110, respectively.

      From January 1, 2000 through December 31, 2002, pursuant to a Portfolio Management Agreement and an Addendum to the Agreement between the Fund, the Adviser and Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105, Alliance Capital served as the Portfolio Manager and provided investment advisory services to the Emerging Markets Portfolio. For the services provided, for the period January 1, 2000 through December 31, 2002, for the Emerging Markets Portfolio, Pacific Life paid a monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

Emerging Markets Portfolio

Rate (%)	Break Point (assets)

.85%	On first $50 million
.75%	On next $50 million
.70%	On next $50 million
.65%	On next $50 million
.60%	On excess

      Net fees paid or owed by Pacific Life to Alliance Capital for 2002 were $1,275,363 and for 2001 were $1,323,695 for the Emerging Markets Portfolio.

      Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advisory services to the Inflation Managed Portfolio and Managed Bond Portfolio. Effective January 1, 2001, for the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the Inflation Managed and Managed Bond Portfolios.

      PIMCO is an investment counseling firm founded in 1971, and had approximately $373.8 billion in assets under management as of December 31, 2003. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP’S sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with three members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company, Pacific Life Insurance Company and Pacific Asset Management LLC, a Delaware limited liability company. The sole member of ADAM U.S. Holding LLC’s is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Dresdner Asset of America Holding Inc., a Delaware corporation which owns a 0.01% management interest. Allianz Dresdner Asset Management of America Holding Inc., is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Allianz AG is a European-based, multinational, insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. and is a California-based insurance company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

      Absent an order from the SEC or other relief, the Inflation Managed Portfolio and Managed Bond Portfolio generally cannot engage in principal transaction with the affiliated brokers and certain other affiliated entities, and the Inflation Managed and Managed Bond Portfolio’s ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or their overall performance.

      Net fees paid or owed by Pacific Life to PIMCO for the Inflation Managed Portfolio and the Managed Bond Portfolio for 2003 were $3,804,457 and $6,478,294, for 2002 were $2,342,389 and $6,133,206, and for 2001 were $1,477,030 and $5,017,968, respectively.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and PIMCO Advisors Retail Holdings LLC (“PIMCO Advisors”) and NFJ Investment Group L.P. (“NFJ”), (“collectively, “PIMCO Advisors–NFJ”). PIMCO Advisors is located at 1345 Avenue of the Americas, New York, NY 10105 80206-4928 and NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, TX 75201. PIMCO Advisors–NFJ is the Portfolio Manager and provides investment advisory services to the Small-Cap Value Portfolio. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to PIMCO Advisors–NFJ according to the following fee schedule:

Small-Cap Value Portfolio

Rate (%)	Break Point (assets)

.40%	On first $500 million
.35%	On excess

      NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2003, of approximately $5.1 billion.

      PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO Advisors and NFJ are subsidiaries of ADAM of America. As of December 31, 2003, PIMCO and its affiliates had approximately $494 billion in assets under management.

      Net fees paid or owed by Pacific Life to PIMCO Advisors–NFJ for 2003 were $574,613 for the Small-Cap Value Portfolio. The Small-Cap Value Portfolio did not begin operations until May 1, 2003.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, MA 02109, Putnam is the Portfolio Manager and provides investment advisory services to the Equity Income, Equity and Aggressive Equity Portfolios. Effective January 1, 2002, for the services provided, Pacific Life pays a monthly fee to Putnam for the Equity Income Portfolio according to the following fee schedules:

Equity Income Portfolio

Rate (%)	Break Point (assets)

.65%	On first $150 million
.60%	On next $150 million
.55%	On excess

      Effective December 1, 2001, for the services provided, Pacific Life pays a monthly fee to Putnam for the Equity and Aggressive Equity Portfolios according to the following fee schedules:

Equity Portfolio

Rate (%)	Break Point (assets)

.35%	On first $100 million
.30%	On next $100 million
.25%	On next $800 million
.20%	On excess

Aggressive Equity Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2003, Putnam and its affiliates managed approximately $240 billion in assets.

      Net fees paid or owed by Pacific Life to Putnam for the Equity Income Portfolio for 2003 were $912,508, and for 2002 were $446,640. The Equity Income Portfolio did not begin operations until January 1, 2002. Net fees paid or owed by Pacific Life to Putnam for the Equity Portfolio and Aggressive Equity Portfolio for 2003 were $1,155,958 and $1,283,668, for 2002 were $1,487,889 and $1,401,972, and for December 1, 2001 through December 31, 2001 were $160,284 and $124,886, respectively.

      From May 1, 1998 through November 30, 2001, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Goldman Sachs, Goldman Sachs served as the Portfolio Manager and provided investment advisory services to the Equity Portfolio. For the services provided from May 1, 1998 through November 30, 2001, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Equity Portfolio according to the following schedule:

Equity Portfolio

Rate (%)	Break Point (assets)

.35%	On first $100 million
.30%	On next $100 million
.25%	On next $800 million
.20%	On excess

      Net fees paid or owed by Pacific Life to Goldman Sachs for January 1, 2001 through November 30, 2001 were $1,996,714 for the Equity Portfolio.

      From May 1, 1998 through November 30, 2001, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Alliance Capital, Alliance Capital served as the Portfolio Manager and provided investment advisory services to the Aggressive Equity Portfolio. For the services provided, Pacific Life paid a monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Aggressive Equity Portfolio according to the following schedule:

Aggressive Equity Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

      Net fees paid or owed by Pacific Life to Alliance Capital for January 1, 2001 through November 30, 2001 were $1,554,370 for the Aggressive Equity Portfolio.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser, and Salomon Brothers Asset Management Inc (“SaBAM”), 399 Park Avenue, New York, NY 10022, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio according to the following schedule:

Large-Cap Value Portfolio

Rate (%)	Break Point (assets)

.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

      Established in 1987, SaBAM has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together they provide a broad range of equity and fixed-income investment management services to individuals and institutional clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2003, SaBAM had over $65.1 billion in assets under management. SaBAM is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading.

      Net fees paid or owed by Pacific Life to SaBAM for 2003 were $3,821,551, for 2002 were $3,220,918, and for 2001 were $2,541,862 for the Large-Cap Value Portfolio.

      Pursuant to a Portfolio Management Agreement among the Fund, the Adviser and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Portfolio Manager and provides investment advisory services to the Comstock, Real Estate and Mid-Cap Growth Portfolios. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Portfolios) under the name Van Kampen.

      Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the Comstock, Real Estate and Mid-Cap Growth Portfolios according to the following fee schedule:

Comstock, Real Estate and Mid-Cap Growth Portfolios

Rate (%)	Break Point (assets)

.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

      When determining the break point rates, the combined average daily net assets of the Comstock, Real Estate and Mid-Cap Growth Portfolios, and the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds of Pacific Funds are aggregated.

      Net fees paid or owed by Pacific Life to Van Kampen for the Comstock Portfolio and the Mid-Cap Growth Portfolio for May 1, 2003 through December 31, 2003 were $714,306 and $321,489, and for 2003 for the Real Estate Portfolio were $1,425,916.

      From October 2, 2000 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Janus, Janus served as the Portfolio Manager for the Comstock Portfolio. For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Point (assets)

.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

      When determining the break point rates, the combined average daily net assets of the Comstock Portfolio and the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund) of Pacific Funds were aggregated.

      For the services provided, for the period of October 2, 2000 through April 30, 2002 for the Comstock Portfolio, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Points (assets)

.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

      Net fees paid or owed by Pacific Life to Janus for January 1, 2003 through April 30, 2003 were $120,038, for 2002 were $447,875, and for 2001 were $385,665 for the Comstock Portfolio.

      Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and MSIM then doing business under the name Morgan Stanley Asset Management (“Morgan Stanley”) as described above, Morgan Stanley served as the Portfolio Manager and provided investment advisory services to the Real Estate Portfolio.

      For the services provided, under the Agreement for the Real Estate Portfolio, for the period of January 4, 1999 through April 30, 2003 Pacific Life paid a monthly fee to Morgan Stanley based on an annual percentage of the average daily net assets of the Real Estate Portfolio according to the following schedule:

Real Estate Portfolio

Rate (%)	Break Point (assets)

.60%	On first $100 million
.45%	On next $150 million
.40%	On next $250 million
.35%	On next $500 million
.30%	On excess

      Net fees paid or owed by Pacific Life to Morgan Stanley for 2002 were $1,486,845, and for 2001 were $1,014,995 for the Real Estate Portfolio.

      From January 21, 2001 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and MFS, MFS served as the Portfolio Manager for the Mid-Cap Growth Portfolio. For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Portfolios managed by MFS. For fee schedule information please refer to the fee schedule provided under MFS.

      Net fees paid or owed by Pacific Life to MFS for January 1, 2003 through April 30, 2003 were $122,618, for 2002 were $374,643 and for 2001 were $212,321 for the Mid-Cap Growth Portfolio.

      Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003 Van Kampen, and its institutional advisory affiliates managed approximately $420.8 billion in assets.

      The Portfolio Management Agreements are not exclusive, and each Portfolio Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.

Distribution of Fund Shares

      Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s Distributor pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers.

      As of March 31, 2004, Pacific Life beneficially owned 0.34% of the outstanding shares of the Diversified Research Portfolio. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by them in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 31, 2004, Pacific Life did not exercise control over any Portfolio.

Purchases and Redemptions

      Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Mid-Cap Value, Capital Opportunities, International Large-Cap, Small-Cap Value, Equity Income, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Focused 30, Mid-Cap Value, Capital Opportunities, International Large-Cap, Small-Cap Index, Emerging Markets, Small-Cap Value, Equity Income, Aggressive Equity, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios are not available for Pacific Corinthian variable annuity contracts.

      Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

      Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

      Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.

      It also sometimes happens that the Adviser or Portfolio Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Portfolio Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Portfolio Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Portfolio Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

      The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

      There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

      Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

      As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the National Association of Securities Dealers (“NASD”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

      During the years ended 12/31/03, 12/31/02 and 12/31/01 the Portfolios incurred brokerage commissions as follows:

	Year Ended		Year Ended		Year Ended
Portfolio	12/31/03*		12/31/02*		12/31/01*

Blue Chip	$904,081		$784,605		$650,724
Aggressive Growth	144,934		226,646		151,336
Diversified Research	336,972		350,894		263,583
Short Duration Bond**	69,950	[1]	N/A		N/A
I-Net Tollkeeper	117,653		135,458	[2]	74,906	[2]
Financial Services	159,327		149,128		91,341
Health Sciences	249,811		297,612		148,529
Technology	502,180		229,451		128,008
Growth LT	2,380,773		5,342,857		6,009,150
Focused 30	117,131		303,068		364,822
Mid-Cap Value	2,876,167		3,374,611		3,049,538
International Value	870,262		722,083		1,490,011
Capital Opportunities	451,785		547,984		335,921
International Large-Cap	1,672,053		577,686		646,275
Equity Index	79,746	[3]	207,904	[3]	117,079
Small-Cap Index	242,089	[4]	290,702	[4]	102,893
Multi-Strategy	956,348		653,629		425,784
Main Street Core	2,105,793		1,141,636		1,082,780
Emerging Markets	519,833		1,158,843		671,133
Inflation Managed	16,163		1,875		72,062
Managed Bond	581,262		406,726		471,861
Small-Cap Value**	684,484		N/A		N/A
High Yield Bond	11,771		2,577		122,053
Equity Income**	252,516		230,383		N/A
Equity	769,936		1,536,267		1,010,320	[5]
Aggressive Equity	1,667,147		1,554,400		1,107,078
Large-Cap Value	2,283,760	[6]	2,721,096	[6]	1,763,360
Comstock	560,927		199,048		242,420
Real Estate	265,494		515,446		296,231
Mid-Cap Growth	831,809		742,173		120,853

*	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

**	The Equity Income Portfolio did not begin operations until January 2, 2002. The Short Duration Bond and the Small-Cap Value Portfolios did not begin operations until May 1, 2003.

[1]	of which $22,545 was paid to Goldman, Sachs & Co. in 2003, an affiliate of Goldman Sachs Asset Management, L.P. For 2003, 32.23% of the aggregate brokerage commissions were paid to, and 16.82% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Goldman, Sachs, & Co.

[2]	of which $332 and $565 was paid to Goldman, Sachs & Co. in 2002 and 2001, respectively, an affiliate of Goldman Sachs Asset Management, L.P.

[3]	of which $6 and $733 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc. in 2003 and 2002, respectively, an affiliate of Mercury Advisors. For 2003, 0.01% of the aggregate brokerage commissions were paid to, and 0.002% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Merrill Lynch, Pierce, Fenner & Smith Inc.

[4]	of which $18 and $46,834 was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., in 2003 and 2002, respectively, an affiliate of Mercury Advisors. For 2003, 0.01% of the aggregate brokerage commissions were paid to, and 0.0001% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Merrill Lynch, Pierce, Fenner & Smith Inc.

[5]	of which $5,810 was paid to Goldman, Sachs & Co. in 2001, an affiliate of Goldman Sachs Asset Management, L.P., a former manager of this portfolio. Putnam Investment Management, LLC began managing this portfolio on December 1, 2001.

[6]	of which $221,406 and $156,132 was paid to Citigroup Global Markets Inc. in 2003 and 2002, respectively, an affiliate of Salomon Brothers Asset Management Inc. For 2003, 9.69% of the aggregate brokerage commissions were paid to, and 9.44% of the aggregate dollar amount of transactions involving the payment of commissions was effected through, Citigroup Global Markets Inc.

      During the year ended December 31, 2003, the Blue Chip, the Aggressive Growth, International Large-Cap, Financial Services, Growth LT, Focused 30, International Value, Capital Opportunities, Equity Index, Multi-Strategy, Main Street Core, Emerging Markets, Inflation Managed, Managed Bond, Equity Income, Equity, Large-Cap Value, Comstock, and the Mid-Cap Growth Portfolios acquired and sold securities of its regular broker-dealers and/or the parent company of its regular broker-dealers.

      As of December 31, 2003 each Portfolio listed below acquired and held securities of its regular broker dealers and/or the parent company of its regular broker-dealers:

Portfolio	Securities	Value

		(in thousands)
Blue Chip	Citigroup Inc.	$40,822
	J.P. Morgan Chase & Co.	$18,549
	Merrill Lynch & Co Inc.	$16,422
	Morgan Stanley	$16,088

Aggressive Growth	Lehman Brothers Holdings Inc.	$1,228

International Large-Cap	UBS AG	$19,709
	Credit Suisse Group	$13,998

Financial Services	Merrill Lynch & Co Inc.	$5,161
	Citigroup Inc.	$4,798
	Goldman Sachs Group Inc.	$2,399
	UBS AG	$1,917
	Credit Suisse Group	$1,017
	Morgan Stanley	$596

Growth LT	Goldman Sachs Group Inc.	$39,596
	Citigroup Inc.	$25,433

Focused 30	Citigroup Inc.	$1,570

Portfolio	Securities	Value

		(in thousands)
International Value	UBS AG	$62,226
	Credit Suisse Group	$30,976

Capital Opportunities	Citigroup Inc.	$4,878
	Merrill Lynch & Co Inc.	$4,498
	Goldman Sachs Group Inc.	$1,589
	J.P. Morgan Chase & Co	$1,497

Equity Index	Citigroup Inc.	$39,037
	Morgan Stanley	$9,925
	Goldman Sachs Group Inc.	$7,494
	Lehman Brothers Holdings Inc.	$3,390

Multi-Strategy	Citigroup Inc.	$5,432
	Merrill Lynch & Co Inc.	$2,368
	UBS AG	$2,014
	Credit Suisse First Boston	$1,167

Main Street Core	Citigroup Inc.	$24,386
	Morgan Stanley	$8,536
	Merrill Lynch & Co. Inc.	$8,111
	Prudential Financial Inc.	$4,052
	Lehman Brothers Holdings Inc.	$108
	Instinet Group Inc.	$9

Emerging Markets	HSBC Holdings PLC	$5,617

Inflation Managed	Morgan Stanley	$3,807
	Lehman Brothers Holdings Inc.	$1,103

Managed Bond	Citigroup Inc.	$6,662
	Morgan Stanley	$7,266

Equity Income	Citigroup Inc.	$8,798
	Bank of America Corp.	$4,933
	J.P. Morgan Chase & Co.	$4,171
	Merrill Lynch & Co Inc.	$1,571

Equity	Citigroup Inc.	$4,636
	Merrill Lynch & Co Inc.	$1,191

Large-Cap Value	Merrill Lynch & Co Inc.	$28,997
	Goldman Sachs Group Inc.	$22,283
	Morgan Stanley	$22,268
	Bank of America Corp.	$19,158

Comstock	Bank of America Corp.	$7,866
	Citigroup Inc.	$5,946
	Merrill Lynch & Co. Inc.	$1,314
	Goldman Sachs Group Inc.	$780

Portfolio Turnover

      For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-

term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

      The following Portfolios engage in active and frequent trading, with portfolio turnover rates which may exceed 100%: the Short Duration Bond, Health Sciences, Technology, International Large-Cap, Multi-Strategy, Inflation Managed, Managed Bond, Aggressive Equity and Mid-Cap Growth Portfolios. The variation in the Inflation Managed Portfolio’s turnover rate over last year is primarily due to the Portfolio’s increased frequency of forward roll transactions. The variation in the Managed Bond Portfolio’s turnover rate over last year is primarily due to increased exposure to futures, transactions in TBA (“to be announced”) issues, and transaction rolls as well as sales of holdings to take profits. The turnover rates for the Emerging Markets, International Large-Cap and Mid-Cap Growth Portfolios were lower and or higher than the prior year’s turnover rates due to the restructuring of those Portfolios in connection with the manager changes and/or reorganizations involving the Portfolios.

NET ASSET VALUE

      Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Portfolio’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, as of the time of the close of the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier, on each day that the NYSE is open for trading. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      To calculate a Portfolio’s NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities.

      The Money Market Portfolio’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

      The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 calendar days (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

      Equity securities for which market quotations are readily available are valued from a pricing vendor approved by the Fund’s Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

      Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

      When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

      Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV.

      If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Portfolio’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by the Fund’s Board of Trustees. In determining the fair value of securities, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

      Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

      In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, or under procedures established by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.

PERFORMANCE INFORMATION

      The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

      Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)] - 1

      For the 7-day period ending December 31, 2003, the current yield of the Money Market Portfolio was 0.68% and the effective yield of the Portfolio was 0.68%.

      Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where

a	=	dividends and interest earned during the period,
b	=	expenses accrued for the period (net of reimbursements),
c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
d	=	the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

      The following chart shows the 30-day yield and total return results for the one-, five-, ten-year and since inception periods ending December 31, 2003 for each applicable Portfolio. Performance results include periods during which different Portfolio Managers, as noted below, managed certain portfolios.

				Average Annual Total Return

	Inception					Since
Portfolio	Date	30 Days	1 Year	5 Years	10 Years	Inception

Blue Chip	01/02/01	3.79%	25.36%	N/A	N/A	(8.91%	)
Aggressive Growth	01/02/01	1.45%	26.66%	N/A	N/A	(7.59%	)
Diversified Research	01/03/00	5.22%	32.63%	N/A	N/A	1.89%
Short Duration Bond	05/01/03	0.60%	N/A	N/A	N/A	0.96%	*
I-Net Tollkeeper	05/01/00	4.28%	43.22%	N/A	N/A	(22.39%	)

					Average Annual Total Return

	Inception							Since
Portfolio	Date	30 Days		1 Year	5 Years		10 Years	Inception

Financial Services	01/02/01	5.00%		29.00%	N/A		N/A	0.72%
Health Sciences	01/02/01	4.06%		27.82%	N/A		N/A	(3.28%	)
Technology	01/02/01	(0.82%	)	42.58%	N/A		N/A	(23.28%	)
Growth LT	01/04/94	4.81%		33.98%	0.78%		N/A	12.80%
Focused 30	10/02/00	3.80%		42.26%	N/A		N/A	(9.66%	)
Mid-Cap Value	01/04/99	3.05%		29.10%	N/A		N/A	10.47%
International Value (1)	01/04/88	6.79%		27.71%	(1.34%	)	4.12%	5.60%
Capital Opportunities	01/02/01	4.70%		27.13%	N/A		N/A	(7.71%	)
International Large-Cap (2)	01/03/00	5.11%		30.52%	N/A		N/A	(8.88%	)
Equity Index (3)	01/30/91	5.23%		28.29%	(0.87%	)	10.72%	11.41%
Small-Cap Index (3)	01/04/99	2.05%		46.53%	N/A		N/A	6.22%
Multi-Strategy (4)	01/04/88	3.20%		23.28%	2.70%		8.41%	9.33%
Main Street Core (4)	01/04/88	4.24%		26.96%	(2.63%	)	8.16%	9.46%
Emerging Markets (4)	04/01/96	10.52%		68.50%	8.05%		N/A	0.32%
Inflation Managed (5)	01/04/88	0.73%		8.24%	7.40%		7.09%	8.41%
Managed Bond	01/04/88	1.41%		6.24%	6.71%		7.02%	8.58%
Small-Cap Value	05/01/03	4.45%		N/A	N/A		N/A	26.93%	*
Money Market	01/04/88	0.06%		0.79%	3.42%		4.20%	4.74%
High Yield Bond	01/04/88	2.25%		20.29%	3.22%		5.73%	8.05%
Equity Income	01/02/02	6.37%		26.24%	N/A		N/A	4.48%
Equity (6)	01/01/84	2.13%		24.33%	(5.82%	)	5.80%	10.09%
Aggressive Equity (6)	04/01/96	1.29%		33.14%	(3.66%	)	N/A	0.65%
Large-Cap Value	01/04/99	5.59%		31.24%	N/A		N/A	4.60%
Comstock (7)	10/02/00	6.73%		31.38%	N/A		N/A	(3.13%	)
Real Estate	01/04/99	2.96%		37.52%	N/A		N/A	14.60%
Mid-Cap Growth (7)	01/02/01	0.59%		30.39%	N/A		N/A	(17.55%	)

*	Total return not annualized for periods less than one full year

(1)	Lazard began managing the International Value Portfolio effective 1/1/01. Effective dates of prior manager changes are: 1/1/94 and 6/1/97.

(2)	MFS began managing the International Large-Cap Portfolio effective 1/1/04.

(3)	Mercury began managing the Equity Index and Small-Cap Index Portfolios effective 1/1/00.

(4)	Oppenheimer began managing the Multi-Strategy, Main Street® Core and Emerging Markets Portfolios effective 1/1/03. Effective dates of prior manager changes are, for the Emerging Markets Portfolio: 1/1/00; for the Main Street® Core Portfolio: 1/1/94 at which time some investment polices changed; and for the Multi-Strategy Portfolio: 1/1/94, at which time the investment objective and some investment policies also changed.

(5)	Effective 5/1/01, the Inflation Managed Portfolio changed its investment focus.

(6)	Putnam began managing the Equity and Aggressive Equity Portfolios effective 12/1/01. Effective dates of prior manager changes for both Portfolios was 5/1/98, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on 12/31/94.

(7)	Van Kampen began managing the Comstock Portfolio and Mid-Cap Growth Portfolio effective 5/1/03.

      Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life or its subsidiaries. The Portfolio’s yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio’s investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXATION

      The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.

      Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).

      To be taxed as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

      As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

      Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

      If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

      The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

      In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio’s investment objective or investment policies. While each Portfolio’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

      For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

      Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either “20% Rate Gain” or “28% Rate Gain,” depending upon the Portfolio’s holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

      The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

OTHER INFORMATION

Concentration Policy

      Under each Portfolio’s investment restrictions, except the Financial Services, Health Sciences, Technology, and Real Estate Portfolio’s, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

Brokerage Enhancement Plan

      The Fund has adopted a Brokerage Enhancement Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may enter into agreements or arrangements with brokers or dealers, pursuant to which brokerage transactions can be directed on behalf of a Portfolio to the participating broker-dealer to execute the transaction in return for credits, other compensation or other types of benefits to be awarded to the Fund.

      The credits, compensation or benefits earned as a result of directed brokerage can be used in a number of ways to promote the distribution of the Fund’s shares. These ways include paying for all or part of the expenses for: (i) PSD to participate in or sponsor seminars, sales meetings, conferences, and other events held by the broker-dealer; (ii) broker/dealers to conduct due diligence on the Fund or the variable contracts; (iii) disseminating sales literature about the Fund or the variable contracts; or (iv) placing the Fund or the variable contracts on a list of eligible funds or variable contracts that may be offered by that broker-dealer’s registered representatives. In 2003, principal types of activities for which payments were made under the Plan included items in (i) and (iii) above.

      PSD and its affiliates can indirectly benefit from the Plan in that securities brokerage allocated to a broker-dealer may help defray, in whole or in part, distribution expenses that otherwise would be borne by PSD or an affiliate. The Plan also permits credits generated by securities transactions from one Portfolio to inure to the benefits of that Portfolio, of any other Portfolio, or to the Fund as a whole.

      The Plan provides that it is subject to annual renewal by the Board of Trustees, including the Independent Trustees of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Rule 12b-1 Trustees”), and that PSD is required to provide the Board of Trustees with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan also provides that it may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees, and that all material Plan amendments must be approved by a vote of the Rule 12b-1 Trustees.

Capitalization

      The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

      Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

      Estimated expenses incurred in connection with the Fund’s offering expenses including legal, printing and internal services support of the Short Duration Bond and Small-Cap Value Portfolios in 2003 and the public offering of shares of those Portfolios were approximately $10,472 per Portfolio. All such costs are amortized to expenses on a straight-line basis over twelve months from commencement of operations. The Fund bears all costs associated with the operating expenses.

Voting Rights

      Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

      Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund’s shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

      State Street Bank and Trust Company of California, NA (“State Street”), a national banking association chartered by the Comptroller of the Currency, with a principal office at 633 West 5th Street, Los Angeles, CA 90071, serves as Custodian of the Fund. Under the agreement with the Fund, State Street is permitted to hold assets of the Fund in an account that it maintains or at its parent, State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

      State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

      Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

      The financial statements of the Fund as of December 31, 2003, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 2003. The financial statements have been audited by Deloitte & Touche LLP, independent auditors.

Independent Auditors

      Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

Counsel

      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

      The Fund and each of its Portfolio Managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Portfolio Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

      The Board has delegated proxy voting responsibilities with respect to each Portfolio to the investment manager of the Portfolio, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Portfolio’s best interests as determined by the investment manager and applicable regulations. Each portfolio manager has adopted its own Proxy Voting Policies and Procedures (“Policies”)

for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio and the interests of the investment manager and its affiliates.

      The Policies set forth each Portfolio Manager’s general position on various proposals. However, a Portfolio Manager may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Portfolio Manager or its affiliates serve as investment manager. Because each Portfolio Manager will vote proxies consistent with its own Policies, it is possible that different Portfolios will vote differently on the same proposals or categories of proposals.

      Set forth below are the Policies or a summary of the Policies, for each Portfolio Manager as prepared and provided by each Portfolio Manager, including identification of the Portfolio(s) managed by that particular Portfolio Manager. Information regarding how each Portfolio has voted proxies relating to its portfolio securities during the twelve month period ending June 30, 2004, will be available by August 31, 2004 upon request, without charge, by calling 1-800-722-2333 for Pacific Life’s Annuity Contract Owners, 1-800-800-7681 for Pacific Life’s Life Insurance Policy Owners, 1-800-748-6907 for PL&A’s Annuity Contract Owners, and 1-888-595-6997 for PL&A’s Life Insurance Policy Owners, and on the SEC website at www.sec.gov.

A I M Capital Management, Inc.

(Blue Chip and Aggressive Growth Portfolios)

A.     Proxy Policies

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards of Directors

      A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

II.	Independent Auditors

      A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

III.	Compensation Programs

      Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

IV.	Corporate Matters

      We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

V.	Shareholder Proposals

      Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

      AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

C.	Business/Disaster Recovery

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

      If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

Capital Guardian Trust Company

(Diversified Research Portfolio)

      Capital Guardian Trust Company (“CGTC”) considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CGTC’s clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst’s knowledge of a company, its current management, management’s past record and CGTC’s general position on the issue.

      CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.

      CGTC associates in the proxy voting and legal departments are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. The research analyst who follows the company reviews all non-standard issues and makes a voting recommendation based on his or her in-depth knowledge of the company. Many non-standard issues receive further consideration by a proxy voting committee, which reviews the issues and the analyst’s recommendation, and decides how to vote.

      Occasionally, CGTC may vote proxies where a material client is involved with the proxy. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.

      Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

      This summary of CGTC’s Proxy Voting Policy and Procedures is qualified by the full policy.

Goldman Sachs Asset Management, L.P.(“GSAM”)

(Short Duration Bond and I-Net Tollkeeper Portfolios)

      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.

      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.

Public Equity Investments

      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.

      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments

      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

INVESCO Institutional (N.A.), Inc.

(Financial Services, Health Sciences, and Technology Portfolios)

      INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (“INVESCO”) each has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

      As a fiduciary, INVESCO believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

      INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

      INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

      ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

      Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

      In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

      In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

      In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

      In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

      Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

      The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

      The Proxy Committee will consist of certain of INVESCO’s equity investment professionals and non-equity investment professionals.

PROXY MANAGER

      The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

      The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

      In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

      Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

      In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

      In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

      Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

      The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

      The Proxy Committee has adopted the following guidelines in voting proxies:

I.     Corporate Governance

      INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

      INVESCO will generally vote FOR

•	Annual election of directors

•	Appointment of auditors

•	Indemnification of management or directors or both against negligent or unreasonable action

•	Confidentiality of voting

•	Equal access to proxy statements

•	Cumulative voting

•	Declassification of Boards

•	Majority of Independent Directors

      INVESCO will generally vote AGAINST

•	Removal of directors from office only for cause or by a supermajority vote

•	“Sweeteners” to attract support for proposals

•	Unequal voting rights proposals (“superstock”)

•	Staggered or classified election of directors

•	Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

•	Proposals to vote unmarked proxies in favor of management

•	Proposals to eliminate existing pre-emptive rights

II.     Takeover Defense and Related Actions

      INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

      INVESCO will generally vote FOR

•	Fair price provisions

•	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

•	Proposals to eliminate greenmail provisions

•	Proposals to eliminate poison pill provisions

•	Proposals to re-evaluate or eliminate in-place “shark repellents‘

      INVESCO will generally vote AGAINST

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

•	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III.     Compensation Plans

      INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

      INVESCO will generally vote FOR

•	Stock option plans and/or stock appreciation right plans

•	Profit incentive plans provided the option is priced at 100% fair market value

•	Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

•	Profit sharing, thrift or similar savings plans

      INVESCO will generally vote AGAINST

•	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

•	Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

•	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

•	Proposals that fail to link executive compensation to management performance

•	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

•	Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

•	Adoption of a stock purchase plan at less than 85% of fair market value

IV.     Capital Structure, Classes of Stock and Recapitalization

      INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

      INVESCO will generally vote FOR

•	Proposals to reincorporate or reorganize into a holding company

•	Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

      INVESCO will generally vote AGAINST

•	Proposals designed to discourage mergers and acquisitions in advance

•	Proposals to change state of incorporation to a state less favorable to shareholders’ interests

•	Reincorporating in another state to implement anti-takeover measures

V.     Social Responsibility

      INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

      INVESCO will generally vote FOR

•	International Labor Organization Principles

•	Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

•	Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

      The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

Janus Capital Management LLC

(Growth LT and Focused 30 Portfolios)

Proxy Voting Guidelines

      The proxy voting guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority.

      The Proxy Voting Service (currently Institutional Shareholder Services — “ISS”) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See the Procedures for additional information on Conflicts).

      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

      The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will attempt to call back the loan and vote the proxy if time permits.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

       1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

       2. Janus will generally vote in favor of all uncontested director candidates.

       3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

       4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

       5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

       6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

       7. Janus will generally vote against proposals relating to decreasing the size of a board of directors.

       8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

       9. Janus will generally vote against proposals advocating classified or staggered boards of directors.

      10. Janus will generally vote with management regarding proposals to declassify a board.

      11. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

      12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

      13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

      14. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

      15. Janus will generally vote in favor in proposals to appoint internal auditors.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Equity Based Compensation Plans

      16. Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.*

      17. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

      18. Janus will generally oppose proposals regarding the repricing of underwater options.

      19. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

      21. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

      22. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

      23. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

      24. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

      25. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

      26. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

      27. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

      28. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans as priced no less than 15% below market value.

Other Corporate Matters

      29. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

      30. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

      31. Janus will generally oppose proposals for different classes of stock with different voting rights.

      32. Janus will evaluate proposals relating to preemptive rights on a case-by-case basis.*

      33. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

      34. Janus will generally vote in favor of proposals to increase authorized shares up to three times TSO and reserved for issuance.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

      35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

      36. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

      37. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

      38. Janus will evaluate plans of reorganization on a case-by-case basis.*

      39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

      40. Janus will generally vote in favor of proposals regarding changes in company name.

      41. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

      42. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

      43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

      44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

      45. Janus will generally vote in favor of proposals to adopt cumulative voting.

      46. Janus will generally vote in favor of proposals to require that voting be confidential.

      47. Janus will generally oppose shareholder proposals (usually environmental, human rights, equal opportunity, health issues, safety, corporate governance that are not consistent with these guidelines, etc).

      48. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

      49. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

Proxy Voting Procedures

      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy

      Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

ERISA Plan Policy

      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee

      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting and the Chief Compliance Officer. Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Operations Group

      The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service

      Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and

1 All references to portfolio managers include assistant portfolio managers.

determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines

      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest

      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines or otherwise is required to weigh in on a proxy voting decision, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention

      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Lazard Asset Management LLC

(Mid-Cap Value and International Value Portfolios)

A.     Introduction

      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.     Administration and Implementation of Proxy Voting Process

      Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.     Types of Proposals

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.     Conflicts of Interest

      Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

MFS Investment Management

(Capital Opportunities and International Large-Cap Portfolios)

      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the “MFS Funds”).

      These policies and procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Monitoring System;

D. Records Retention; and

E. Reports.

A.     Voting Guidelines

     1.     General Policy; Potential Conflicts of Interest

      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

      As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

      From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

     2.     MFS’ Policy on Specific Issues

     Non-Salary Compensation Programs

      Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

      Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to “buy” stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

      MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation. When put to a vote, MFS votes against very large golden parachutes.

Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

      There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

      While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Independent Auditors

      Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

Best Practices Standards

      Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — within the circumstances of the environment within which the issuers operate — the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers — Share Blocking

      In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

      There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

      The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

      Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

B.     Administrative Procedures

     1.     MFS Proxy Review Group

      The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c. Considers special proxy issues as they may arise from time to time.

      The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

     2.     Potential Conflicts of Interest

      The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

      In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

      The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

     3.     Gathering Proxies

      Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

     4.     Analyzing Proxies

      After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

      Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

      As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and

1	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

2	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

     5.     Voting Proxies

      After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.     Monitoring System

      It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

      When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.     Records Retention

      MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.     Reports

MFS Funds

      Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

Mercury Advisors

(Equity Index and Small-Cap Index Portfolios)

      Mercury Advisors has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

      To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

      From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties

      In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

OppenheimerFunds, Inc. (“Oppenheimer”)

(Multi-Strategy, Main Street Core, and Emerging Markets Portfolios)

      These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which

OppenheimerFunds, Inc. (“OFI”) is the sub-advisor unless OFI has been directed to the contrary in writing by the fund’s adviser.

A.     Accounts for which OFI has Proxy Voting Responsibility

      Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund (“portfolio proxies”) is within OFI’s responsibility to supervise the fund’s investment program.

      In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund’s advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.     Objective

•	OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the funds.

      When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI’s position on routine issues and parameters for assessing non-routine issues.

      In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

C.     Proxy Voting Agent

      OFI has retained Institutional Shareholder Services (“ISS”) of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

      ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund’s portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company’s recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI’s portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

      ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI’s Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The CUSIP number for the portfolio security;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the fund cast its vote on the matter;

•	How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the fund cast its vote for or against management.

      The ISS reports also include the ISS recommended vote on each proposal.

D.     Proxy Voting Coordinator

      The Proxy Voting Coordinator, who reports to a senior attorney within OFI’s Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI’s investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals’ recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.     Conflicts of Interest

      OFI’s primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund’s shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company’s management might harm the OFI affiliate’s business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company’s proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

F.     Proxy Voting Guidelines

      The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

Pacific Investment Management Company LLC (“PIMCO”)

(Inflation Managed and Managed Bond Portfolios)

      Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

      The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

      PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

      Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

PIMCO Advisors Retail Holdings LLC — NFJ Investment Group L.P.

(Small-Cap Value Portfolio)

      PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (collectively the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

      The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

      In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

      To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

Conflicts of Interest

      The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Pacific Life Insurance Company

(High-Yield Bond and Money Market Portfolios)
Proxy Voting Policy

      Pacific Life has implemented its own Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Life votes proxies prudently and in the best interest of its advisory clients for whom Pacific Life has voting authority, including the Money Market and High Yield Bond Portfolios. From time to time, voting securities may be held in the High Yield Bond Portfolio as the result of corporate actions or because equity securities may be attached to debt securities purchased by the Portfolio, although such positions are expected to be minimal. It is not expected that voting securities will be held in the Money Market Portfolio. The Policies address, among other things, conflicts of interest that may arise between Pacific Life’s interest and its clients’ interest. Pacific Life will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Life will only be considered to the extent that Pacific Life has actual knowledge of such business relationships.

      When a material conflict of interest exists, Pacific Life may choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

      Pacific Life generally votes with the recommendations of a company’s board of directors on routine or non-controversial items. Certain types of proposals and contested situations are sent to the appropriate Pacific Life analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly; all other recommendations and issues are reviewed by a senior officer in Pacific Life’s Securities Department. Pacific Life tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

Putnam Investment Management, LLC (“Putnam”)

(Equity Income, Equity, and Aggressive Equity Portfolios)

      Introduction and Summary

      Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

      This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C.

Proxy Committee

      Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies.

Proxy Voting Administration

      The Putnam Legal and Compliance Department administers Putnam’s proxy voting.

Proxy Voting Guidelines

      Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis.

      Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request Putnam’s Legal and Compliance Department not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. Putnam’s Legal and Compliance Department will review any such request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

      Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies.

Conflicts of Interest

      A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Putnam Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Putnam Legal and Compliance Department will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.
3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

The Putnam Legal and Compliance Department will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, a senior lawyer in the Putnam Legal and Compliance Department will be consulted prior to voting.

4. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of Putnam’s Legal and Compliance Department.

Recordkeeping

      The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

      All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Putnam Investments Proxy Voting Guidelines

      The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Putnam Legal and Compliance Department.

      The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.     Board-Approved Proposals

      Proxies will be voted for board-approved proposals, except as follows:

A.     Matters Relating to the Board of Directors

      The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors.

      For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

•	Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

•	Putnam will vote on a case-by-case basis in contested elections of directors.

•	Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

      Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

•	Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

      Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

•	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.     Executive Compensation

      Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

•	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

•	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•	Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

      Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C.	Capitalization

      Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

•	Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

•	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

•	Putnam will vote for proposals authorizing share repurchase programs.

D.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

      Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, except as follows:

•	Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.	Anti-Takeover Measures

      Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”); and

•	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F.     Other Business Matters

      Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

•	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.     Shareholder Proposals

      Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

III.     Voting Shares of Non US Issuers

      Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

•	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•	Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

      Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

      Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Salomon Brothers Asset Management Inc

(Large-Cap Value Portfolio)

Concerning Citigroup Asset Management(1)(CAM)

Proxy Voting Policies and Procedures

      The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

      CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

      In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

      In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.

      To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains

1  Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.

and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units.

      CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

      If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Van Kampen

(Comstock, Real Estate, and Mid-Cap Growth Portfolios)

I.	Policy Statement

      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the “MSIM Funds”), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

      Proxy Research Services — To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (“ISS”) and the Investor Responsibility Research Center (“IRRC”) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      Voting Proxies for certain Non-US Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II.	General Proxy Voting Guidelines

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.                      Guidelines

A. Management Proposals

      1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	Election of Directors.

•	Limiting Directors’ liability and broadening indemnification of Directors.

•	Requirement that a certain percentage (up to 66 2/3%) of its Board’s members be comprised of independent and unaffiliated Directors.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

•	General updating/corrective amendments to the charter.

•	Elimination of cumulative voting.

•	Elimination of preemptive rights.

•	Provisions for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

      1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

Capitalization changes

•	Capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Establishment of Employee Stock Option Plans and other employee ownership plans.

Anti-Takeover Matters

•	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      1. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Creation of “blank check” preferred stock.

•	Changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

      1. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, based on, among other things, MSIM internal company-specific knowledge.

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

(i) Whether the stock option plan is incentive based;

(ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. Shareholder Proposals

      1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

•	Requiring auditors to attend the annual meeting of shareholders.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Requirement that a certain percentage of its Board’s members be comprised of independent and unaffiliated Directors.

•	Confidential voting.

•	Reduction or elimination of supermajority vote requirements.

1.	The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Restoring cumulative voting in the election of directors.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Requiring shareholder approval for bylaw or charter amendments.

•	Requiring shareholder approval for shareholder rights plan or poison pill.

•	Requiring shareholder approval of golden parachutes.

•	Elimination of certain anti-takeover related provisions.

•	Prohibit payment of greenmail.

      1. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

•	Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

•	Proposals that require inappropriate endorsements or corporate actions.

IV.     Administration of Proxy Policies and Procedures

A. Proxy Review Committee

      1. The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

(a) The Committee, which will consist of members designated by MSIM’s Chief Investment Officer, is responsible for establishing MSIM’s proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b) The Committee will periodically review and have the authority to amend as necessary MSIM’s proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

(c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

(e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board’s next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Registration Statement

      This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX

Description of Bond Ratings

      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid -range ranking; and 3 indicates a ranking toward the lower end of the category.

      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

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